                                           REGISTRATION NOS. 333-52366/811-4001
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                            PRE-EFFECTIVE AMENDMENT

                        POST-EFFECTIVE AMENDMENT NO. 3                      [X]

                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 59                             [X]


                               -----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                  1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------


                            JAMES L. LIPSCOMB, ESQ.


                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL

                      METROPOLITAN LIFE INSURANCE COMPANY
                               1 MADISON AVENUE
                           NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                                  COPIES TO:

                             DIANE E. AMBLER, ESQ.
                          KIRKPATRICK & LOCKHART LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                            WASHINGTON, D.C. 20036

                               -----------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
    [_] immediately upon filing pursuant to paragraph (b) of Rule 485

    [_] on (date), pursuant to paragraph (b) of Rule 485


    [X] on April 23, 2004 filing pursuant to paragraph (a)(1) of Rule 485

    [_] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

    [X] on (date) pursuant to paragraph (a)(2) of Rule 485



PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2003 WILL BE FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2004.


================================================================================

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                   FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

Form N-
4 Item
  No.                                                         Prospectus Heading
  ---                                                         ------------------
  1.    Cover Page......................... Cover Page

  2.    Definitions........................ Important Terms You Should Know

  3.    Synopsis........................... Table of Expenses

  4.    Condensed Financial Information.... General Information--Performance; General
                                              Information--Financial Statements; Accumulation
                                              Unit Value Tables

  5.    General Description of Registrant,  MetLife; Metropolitan Life Separate Account E; Your
        Depositor, and Portfolio Companies.   Investment Choices; General Information--Voting
                                              Rights

  6.    Deductions and Expenses............ Table of Expenses; Deferred Annuities--Charges;
                                              Deferred Annuities--Withdrawal Charges; Deferred
                                              Annuities--Premium and Other Taxes; Income
                                              Options--Charges; General Information--Who
                                              Sells the Deferred Annuities; Appendix--Premium
                                              Tax Table

  7.    General Description of Variable     Variable Annuities; Classes of the Deferred Annuity;
        Annuity Contracts..................   Deferred Annuities--Purchase Payments (Allocation
                                              of Purchase Payments and Limits on Purchase
                                              Payments); Deferred Annuities--Transfer Privilege;
                                              General Information--Administration (Purchase
                                              Payments/Confirming Transactions/Transactions by
                                              Telephone or Internet/Processing Transactions/
                                              Changes to Your Deferred Annuity/When We Can
                                              Cancel Your Deferred Annuity)

  8.    Annuity Period..................... Important Terms You Should Know; Deferred
                                              Annuities--Pay-out Options (or Income Options);
                                              Income Payment Types/The Value of Your Income
                                              Payments; Optional Benefits--Guaranteed
                                              Minimum Income Benefit

  9.    Death Benefit...................... Deferred Annuities--Death Benefit--Generally; Basic
                                              Death Benefit; Optional Benefits

 10.    Purchases and Annuity Values....... MetLife; Metropolitan Life Separate Account E; Deferred
                                              Annuities--Purchase Payments (Allocation of
                                              Purchase Payments and Limits on Purchase
                                              Payments); The Value of Your Investment; Pay-out
                                              Options (or Income Options); Allocation; The Value
                                              of Your Income Payments; General Information--
                                              Administration (Purchase Payments)

Form N-
4 Item
  No.                                                           Prospectus Heading
  ---                                                           ------------------
 11.    Redemptions........................ Deferred Annuities--Access to Your Money (Systematic
                                              Withdrawal Program and Minimum Distribution);
                                              Deferred Annuities--Withdrawal Charges (When No
                                              Withdrawal Charge Applies); General Information--
                                              When We Can Cancel Your Deferred Annuity

 12.    Taxes.............................. Income Taxes

 13.    Legal Proceedings.................. Not Applicable

 14.    Table of Contents of the Statement  Table of Contents of the Statement of Additional
        of Additional Information..........   Information

 15.    Cover Page......................... Cover Page

 16.    Table of Contents.................. Table of Contents

 17.    General Information and History.... Not Applicable

 18.    Services........................... Independent Auditors; Services; Distribution of
                                              Certificates and Interests in the Deferred Annuities

 19.    Purchase of Securities Being        Not Applicable
        Offered............................

 20.    Underwriters....................... Distribution of Certificates and Interests in the Deferred
                                              Annuities; Early Withdrawal Charge

 21.    Calculation of Performance Data.... Advertisement of the Separate Account

 22.    Annuity Payments................... Variable Income Payments

 23.    Financial Statements............... Financial Statements of the Separate Account; Financial
                                              Statements of MetLife

                                                                    MAY 1, 2004


PREFERENCE PLUS SELECT(R) VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes individual Preference Plus Select contracts for deferred variable annuities ("Deferred Annuities").

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity. Your choices may include the Fixed
Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.


STATE STREET RESEARCH MONEY MARKET                MET/AIM MID CAP CORE EQUITY
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX           METLIFE MID CAP STOCK INDEX
PIMCO TOTAL RETURN                                HARRIS OAKMARK FOCUSED VALUE
SALOMON BROTHERS U.S. GOVERNMENT                  NEUBERGER BERMAN PARTNERS MID CAP VALUE
STATE STREET RESEARCH BOND INCOME                 FI MID CAP OPPORTUNITIES (FORMERLY, JANUS
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES       MID CAP)
STATE STREET RESEARCH DIVERSIFIED                 STATE STREET RESEARCH AGGRESSIVE GROWTH
LORD ABBETT BOND DEBENTURE                        T. ROWE PRICE MID-CAP GROWTH
AMERICAN FUNDS GROWTH-INCOME                      LOOMIS SAYLES SMALL CAP
METLIFE STOCK INDEX                               RUSSELL 2000(R) INDEX
MFS INVESTORS TRUST                               STATE STREET RESEARCH AURORA
STATE STREET RESEARCH INVESTMENT TRUST            FRANKLIN TEMPLETON SMALL CAP GROWTH
DAVIS VENTURE VALUE                               MET/AIM SMALL CAP GROWTH
FI VALUE LEADERS (FORMERLY, FI STRUCTURED EQUITY) T. ROWE PRICE SMALL CAP GROWTH
HARRIS OAKMARK LARGE CAP VALUE                    PIMCO INNOVATION
STATE STREET RESEARCH LARGE CAP VALUE             SCUDDER GLOBAL EQUITY
AMERICAN FUNDS GROWTH                             HARRIS OAKMARK INTERNATIONAL
JANUS AGGRESSIVE GROWTH                           MFS RESEARCH INTERNATIONAL
MET/PUTNAM VOYAGER                                MORGAN STANLEY EAFE(R) INDEX
T. ROWE PRICE LARGE CAP GROWTH                    FI INTERNATIONAL STOCK (FORMERLY, PUTNAM
NEUBERGER BERMAN REAL ESTATE                        INTERNATIONAL STOCK)
MFS TOTAL RETURN                                  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
STATE STREET RESEARCH LARGE CAP GROWTH

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2004. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 97 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
Attn: Fulfillment Unit - PPS
1600 Division Road
West Warwick, RI 02893
(800) 638-7732
                                  [GRAPHIC]


                                 [LOGO] Metlife



 DEFERRED
 ANNUITIES
 AVAILABLE:

    . Non-Qualified
    . Traditional IRA
    . Roth IRA
    . Simplified Employee Pensions (SEPs)
    . SIMPLE Individual Retirement Annuities

 CLASSES AVAILABLE
 FOR EACH
 DEFERRED ANNUITY
    . B
    . Bonus
    . C
    . L

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

  . a bank deposit or obligation;

  . federally insured or guaranteed; or

  . endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement. The expenses for the Bonus Class of the Deferred Annuity may be higher than similar contracts without a bonus. The purchase payment credits ("Bonus") may be more than offset by the higher expenses for the Bonus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses which are attached to the back of this Prospectus. You should read these prospectuses carefully before purchasing a Deferred Annuity.

                               TABLE OF CONTENTS

      Important Terms You Should Know................................  5
      Table of Expenses..............................................  8
      Accumulation Unit Values Tables................................ 17
      MetLife........................................................ 29
      Metropolitan Life Separate Account E........................... 29
      Variable Annuities............................................. 30
          The Deferred Annuity....................................... 30
      Classes of the Deferred Annuity................................ 31
      Your Investment Choices........................................ 35
      Deferred Annuities............................................. 37
          The Deferred Annuity and Your Retirement Plan.............. 37
          Automated Investment Strategies and Enhanced Dollar Cost
            Averaging Program........................................ 37
          Purchase Payments.......................................... 41
              Allocation of Purchase Payments........................ 42
              Automated Purchase Payments............................ 43
              Limits on Purchase Payments............................ 43
          The Value of Your Investment............................... 44
          Transfer Privilege......................................... 45
          Access to Your Money....................................... 46
              Systematic Withdrawal Program.......................... 46
          Charges.................................................... 47
              Separate Account Charge................................ 47
              Investment-Related Charge.............................. 48
          Annual Contract Fee........................................ 48
              Optional Guaranteed Minimum Income Benefit............. 48
          Premium and Other Taxes.................................... 48
          Withdrawal Charges......................................... 49
              When No Withdrawal Charge Applies...................... 50
          Free Look.................................................. 52
          Death Benefit--Generally................................... 52
              Basic Death Benefit.................................... 54
          Optional Benefits.......................................... 56
              Annual Step-Up Death Benefit........................... 56
              Greater of Annual Step-Up or 5% Annual Increase
                Death Benefit........................................ 58
              Earnings Preservation Benefit.......................... 60
              Guaranteed Minimum Income Benefit (The Predictor)...... 62
              Version I.............................................. 62
              Version II............................................. 65
          Pay-Out Options (or Income Options)........................ 71
          Income Payment Types....................................... 72
          Allocation................................................. 73
          Minimum Size of Your Income Payment........................ 73

           The Value of Your Income Payments........................ 73
           Reallocation Privilege................................... 74
           Charges.................................................. 75
       General Information.......................................... 76
           Administration........................................... 76
               Purchase Payments.................................... 76
               Confirming Transactions.............................. 76
               Processing Transactions.............................. 76
                  By Telephone or Internet.......................... 77
                  After Your Death.................................. 78
                  Third Party Requests.............................. 78
                  Valuation--Suspension of Payments................. 78
           Advertising Performance.................................. 79
           Changes to Your Deferred Annuity......................... 81
           Voting Rights............................................ 82
           Who Sells the Deferred Annuities......................... 82
           Financial Statements..................................... 83
           Your Spouse's Rights..................................... 83
           When We Can Cancel Your Deferred Annuity................. 84
       Income Taxes................................................. 85
       Table of Contents for the Statement of Additional Information 97
       Appendix for Premium Tax Table............................... 98


MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                   [GRAPHIC]

     [GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ADMINISTRATIVE OFFICE


Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.


ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE


With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

CONTRACT

A contract is the legal agreement between you and MetLife. This document contains relevant provisions of your Deferred Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT YEAR

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the contract and each Contract Anniversary thereafter.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds.


METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

OWNER

The person or entity which has all rights including the right to direct who receives income payments.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

WITHDRAWAL CHARGE

The withdrawal charge is the amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus "you" is the owner of the Deferred Annuity. "You" is also the purchaser of a Deferred Annuity as a beneficiary of a deceased person's Individual Retirement Account.

   TABLE OF EXPENSES--PREFERENCE PLUS SELECT DEFERRED ANNUITIES

        The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred
     Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging Program.

--------------------------------------------------------------------------------
  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments...................                 None
Withdrawal Charge (as a percentage of each purchase
  payment) (1)..............................................             Up to 9%
Transfer Fee (2)............................................ Current Charge: None
                                                   Maximum Guaranteed Charge: $25

/1/ A withdrawal charge may apply if you withdraw purchase payments that were credited to your Deferred Annuity. The charges on purchase payments for each class is calculated according to the following schedule:

          IF WITHDRAWN DURING YEAR B CLASS BONUS CLASS C CLASS L CLASS
          ------------------------ ------- ----------- ------- -------
                 1................    7%        9%      None      7%
                 2................    6%        8%                6%
                 3................    6%        8%                5%
                 4................    5%        7%                0%
                 5................    4%        6%                0%
                 6................    3%        4%                0%
                 7................    2%        3%                0%
                 Thereafter.......    0%        0%                0%

    There are times when the withdrawal charge does not apply. For example, you may always withdraw earnings without a withdrawal charge. After the first Contract Year, you may also withdraw up to 10% of your total purchase payments without a withdrawal charge.
/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

--------------------------------------------------------------------------------
     The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (3)............................................................................. $30

Current Separate Account Charge (as a percentage of your Account Balance) for all investment divisions except the American Funds
Growth-Income, American Funds Growth and American Funds Global Small Capitalization Divisions (4)

                                                     B CLASS          BONUS CLASS (5)          C CLASS          L CLASS
Death Benefit                                        -------          ---------------          -------          -------
  Basic Death Benefit...............................  1.25%                1.70%                1.65%            1.50%
  Optional Annual Step-Up Death Benefit.............  1.45%                1.90%                1.85%            1.70%
  Optional Greater of Annual Step-Up or 5%..........  1.60%                2.05%                2.00%            1.85%
    Annual Increase Death Benefit
Optional Earnings Preservation Benefit (6)..........    .25%                 .25%                 .25%             .25%

Current Separate Account Charge (as a percentage of your Account Balance) for the American Funds Growth-Income, American
Funds Growth and American Funds Global Small Capitalization Divisions (4)

                                                     B CLASS          BONUS CLASS (5)          C CLASS          L CLASS
Death Benefit                                        -------          ---------------          -------          -------
  Basic Death Benefit...............................  1.40%                1.85%                1.80%            1.65%
  Optional Annual Step-Up Death Benefit.............  1.60%                2.05%                2.00%            1.85%
  Optional Greater of Annual Step-Up or 5%..........  1.75%                2.20%                2.15%            2.00%
    Annual Increase Death Benefit
Optional Earnings Preservation Benefit (6)..........    .25%                 .25%                 .25%             .25%


Maximum Guaranteed Separate Account Charge (as a percentage of your Account Balance) for all future investment divisions

                                                     B CLASS        BONUS CLASS (5)        C CLASS        L CLASS
Death Benefit                                        -------        ---------------        -------        -------
  Basic Death Benefit...............................  1.50%              1.95%              1.90%          1.75%
  Optional Annual Step-Up Death Benefit.............  1.70%              2.15%              2.10%          1.95%
  Optional Greater of Annual Step-Up or 5%..........  1.85%              2.30%              2.25%          2.10%
    Annual Increase Death Benefit
Optional Earnings Preservation Benefit (6)..........    .25%               .25%               .25%           .25%

Optional Guaranteed Minimum Income Benefit (7)....                            .50%
                                                          (.45% if purchased with
                                                   either optional death benefit)

/3/ This fee is waived if the Account Balance is $50,000 or more. Regardless of the amount of your Account Balance, the entire fee will be deducted if you take a total withdrawal of your Account Balance. During the pay-out phase, we reserve the right to deduct this fee.

/4/ You pay the Separate Account charge with the Basic Death Benefit for your class of the Deferred Annuity during the pay-out phase of your contract. Charges for optional benefits are those for Deferred Annuities purchased after April 30, 2003. Different charges may have been in effect for prior time periods. We reserve the right to impose an increased Separate Account charge on investment divisions that we add to the contract in the future. The increase will not exceed the annual rate of 0.25% of the average daily net assets in any such investment divisions as shown in the table labeled "Maximum Guaranteed Separate Account Charge for all future investment divisions".

/5/ The Separate Account charge for the Bonus Class will be reduced by 0.45% to 1.25% for the Basic Death Benefit (1.40% for amounts held in the American Funds Investment Divisions; 1.50% for amounts held in the maximum guaranteed Separate Account charge investment divisions) after you have held the contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 1.45% for the Annual Step-Up Death Benefit and 1.60% for the Greater of Annual Set-Up or 5% Annual Increase Death Benefit (1.60% and 1.75%, respectively, for amounts held in the American Funds investment divisions; 1.70% and 1.85%, respectively, for amounts held in the maximum guaranteed Separate Account charge investment divisions) after you have held the contract for seven years.

/6/ The Separate Account charge for the Earnings Preservation Benefit is in addition to the Separate Account charge for your class of the Deferred Annuity with the death benefit you have chosen.


/7/ The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, your Enhanced Dollar Cost Averaging Program and Separate Account balance. (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account.) You do not pay this charge once you are in the pay-out phase of your contract. The Fixed Account is not available with a Deferred Annuity issued in New York State with this optional benefit and, when available, in Washington State with this optional benefit.


  ----------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


Total Annual Metropolitan Fund, Met Investors Fund and American Funds Operating        Minimum    Maximum
Expenses for the fiscal year ending December 31, 2003 (expenses that are deducted from
these Funds's assets include management fees, distribution fees (12b-1 fees) and other       %          %
expenses) (8)
After Waiver and/or Reimbursement of Expenses (9)(10).................................       %          %

 /8 /12b-1 Plan fees for the Metropolitan Fund and the Met Investors Fund are those for Deferred Annuities purchased after April 30, 2004. Different 12b-1 fees were in effect for prior time periods.



 /9 /Pursuant to an Expense Agreement, MetLife Advisers, LLC ("MetLife
    Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) as necessary to limit the total of such expenses to the annual percentage of average daily net assets of Class B shares of the following Portfolios as indicated:



            Portfolio                                     Percentage
            ---------                                     ----------
            Met/Putnam Voyager Portfolio                     1.25
            Franklin Templeton Small Cap Growth Portfolio    1.40
            State Street Research Large Cap Value
              Portfolio                                      1.20
            MFS Investors Trust Portfolio                    1.25





    This waiver or agreement to pay is subject to the obligation of each class of the Portfolio (except the Met/Putnam Voyager Portfolio) separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2005. The effect of such waiver and reimbursement is that performance results are increased.



 /10/Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund
    have entered into an Expense Limitation Agreement whereby, until at
    least          , MetLife Investors has agreed to waive its investment
    management fee or pay operating expenses (exclusive of interest, taxes, brokerage commissions, or extraordinary expenses and 12b-1 Plan fees) as necessary to limit total expenses to the percentage of daily net assets to
    the following percentages:   % for the PIMCO Innovation Portfolio,   % for
    the T. Rowe Price Mid-Cap Growth Portfolio (formerly the MFS Mid Cap Growth
    Portfolio),   % for the MFS Research International Portfolio,   % for the
    Lord Abbett Bond Debenture Portfolio,   % for the Met/AIM Small Cap Growth
    Portfolio,   % for the Met/AIM Mid Cap Core Equity Portfolio,   % for the
    Janus Aggressive Growth Portfolio and   % for the Harris Oakmark
    International Portfolio (formerly the State Street Research Concentrated International Portfolio). Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Fund's Board of Trustees, be repaid to the investment manager. The effect of such waiver and reimbursement is that performance results are increased.



  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL
  YEAR ENDING DECEMBER 31, 20                                                     03
                                                                          ----------------------------
  (as a percentage                                            A+B+C=D                       D-E=F
  of average net                                 C             TOTAL                        TOTAL
  assets) (12)(14)            A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                          MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                             FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------
State Street
  Research Money
  Market Portfolio
  (11)(18)...............             .25
Lehman Brothers(R)
  Aggregate Bond
  Index Portfolio........             .25
Salomon Brothers
  U.S. Government
  Portfolio..............             .25
State Street
  Research Bond
  Income Portfolio
  (11)(13)...............             .25
Salomon Brothers
  Strategic Bond
  Opportunities Portfolio             .25
State Street
  Research
  Diversified
  Portfolio (11).........             .25
MetLife Stock Index
  Portfolio..............             .25
MFS Investors Trust
  Portfolio (9)(19)......             .25
State Street
  Research
  Investment Trust
  Portfolio (11).........             .25
Davis Venture Value
  Portfolio (11).........             .25
FI Value Leaders
  Portfolio (11).........             .25
Harris Oakmark
  Large Cap Value
  Portfolio (11).........             .25
State Street
  Research Large
  Cap Value
  Portfolio (9)(11)......             .25
MFS Total Return
  Portfolio..............             .25
State Street
  Research Large
  Cap Growth
  Portfolio..............             .25


  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2003
                                                                                                     ----------------------------
  (as a percentage of average net assets) (12)(14)                                       A+B+C=D                       D-E=F
                                                                  B         C             TOTAL                        TOTAL
                                                          A      12b- OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                                      MANAGEMENT  1       BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                         FEES    FEES REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Met/Putnam Voyager Portfolio (9)(11).................            .25
T. Rowe Price Large Cap Growth Portfolio (11)........            .25
FI Mid Cap Opportunities Portfolio (9)(11)...........            .25
MetLife Mid Cap Stock Index Portfolio................            .25
Harris Oakmark Focused Value Portfolio...............            .25
Neuberger Berman Partners Mid Cap Value
  Portfolio (11).....................................            .25
FI Mid Cap Opportunities Portfolio (11)(20)..........            .25
State Street Research Aggressive Growth Portfolio
  (11)...............................................            .25
Loomis Sayles Small Cap Portfolio (11)...............            .25
Russell 2000(R) Index Portfolio......................            .25
State Street Research Aurora Portfolio (11)..........            .25
Franklin Templeton Small Cap Growth Portfolio
  (9)(11)............................................            .25
T. Rowe Price Small Cap Growth Portfolio (11)........            .25
Scudder Global Equity Portfolio (11).................            .25
Morgan Stanley EAFE(R) Index Portfolio (9)...........            .25
FI International Stock Portfolio (11)(21)............            .25
                                                                                                     ----------------------------



  MET
  INVESTORS FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2003
                                                                                                     ----------------------------
  (as a percentage of average net assets) (12)(14)                                       A+B+C=D                       D-E=F
                                                                  B         C             TOTAL                        TOTAL
                                                          A      12b- OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                                      MANAGEMENT  1       BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                         FEES    FEES REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio.........................            .25
Lord Abbett Bond Debenture Portfolio (10)(11)(13)....            .25
Janus Aggressive Growth Portfolio (10)(11)(17).......            .25
Met/AIM Mid Cap Core Equity Portfolio (10)(11).......            .25
T. Rowe Price Mid-Cap Growth Portfolio (10)(11)(16)..            .25
Met/AIM Small Cap Growth Portfolio (10)..............            .25
PIMCO Innovation Portfolio (10)......................            .25
Harris Oakmark International Portfolio (10)(11)(15)..            .25
MFS Research International Portfolio (10)(11)........            .25
Neuberger Berman Real Estate Portfolio (11)..........            .25
                                                                                                     ----------------------------


  AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2003
                                                                                                 ----------------------------
                                                                                     A+B+C=D                       D-E=F
  (as a percentage of average net assets) (14)                          C             TOTAL                        TOTAL
                                                     A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                                 MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                    FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
   American Funds Growth-Income Portfolio
     (11).......................................             .25
   American Funds Growth Portfolio (11).........             .25
   American Funds Global Small
     Capitalization Portfolio (11)..............             .25
                                                                                                 ----------------------------



 /11/Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and SAI for each respective fund.



 /12/Certain Metropolitan Fund and Met Investors Fund sub-investment managers directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. In addition, Met Investors Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's expenses. The expense information for the Metropolitan Fund and Met Investors Fund Portfolios does not reflect these reductions or credits.



/13/On April 29, 2002, the State Street Research Income Portfolio of the
    Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund. On April 29, 2002, the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbott Bond Debenture Portfolio of the Met Investors Fund. See each Fund's prospectus for more information.





 /14/Each of the Metropolitan Fund, Met Investors Fund and American Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee in connection with the Class E and Class B shares of the Metropolitan and Met Investors Funds and Class 2 of the American Funds.



 /15/On January 1, 2003, Harris Associates L.P. became the sub-investment manager for the State Street Research Concentrated International Portfolio, which changed its name to Harris Oakmark International Portfolio.



/16/On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS Mid Cap Growth Portfolio, which changed its name to T. Rowe Price Mid-Cap Growth Portfolio.



 /17/On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund was merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.



 /18/State Street Research Money Market Portfolio is only available in the C
    Class Deferred Annuity purchased after April 30, 2003, a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit, and, when available, a Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in Washington State.



 /19/On         , 2004, MFS Research Managers Portfolio was merged into MFS
    Investors Trust Portfolio of the Metropolitan Fund.



 /20/On         , 2004, FI Mid Cap Opportunities Portfolio of the Metropolitan
    Fund was merged into the Janus Mid Cap Portfolio of the Metropolitan Fund which changed its name to FI Mid Cap Opportunities Portfolio.



 /21/On December 16, 2003, Fidelity Research & Management Company became the sub-investment manager for the Putnam International Stock Portfolio, which changed its name to FI International Stock Portfolio.

  EXAMPLES
  The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).

  Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account or Enhanced Dollar Cost
    Averaging Program;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the B Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Income Benefit;
  . you select the Earnings Preservation Benefit; and . you fully surrender your contract, with applicable withdrawal charges deducted.



                                     1     3     5    10
                                    YEAR YEARS YEARS YEARS
----------------------------------------------------------
Maximum............................  $    $     $     $
Minimum............................  $    $     $     $



  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account or Enhanced Dollar Cost
    Averaging Program;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the B Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Income Benefit;
  . you select the Earnings Preservation Benefit: and . you do not surrender your contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).



                                                       1     3     5    10
                                                      YEAR YEARS YEARS YEARS
   -------------------------------------------------------------------------
   Maximum...........................................  $     $     $     $
   Minimum...........................................  $     $     $     $

  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $55,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the Bonus Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Income Benefit;
  . you select the Earnings Preservation Benefit; and . you fully surrender your contract, with applicable withdrawal charges deducted.




         1     3     5    10
        YEAR YEARS YEARS YEARS
------------------------------
Maximum  $     $     $     $
Minimum  $     $     $     $



  Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower. Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $55,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the Bonus Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Income Benefit;
  . you select the Earnings Preservation Benefit; and . you do not surrender your contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).




                                1     3     5    10
                               YEAR YEARS YEARS YEARS
-----------------------------------------------------
Maximum.......................  $     $     $     $
Minimum.......................  $     $     $     $

  Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $83,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the C Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Income Benefit;
  . you select the Earnings Preservation Benefit; and . you surrender your contract, do not surrender your contract, you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time), or you do not elect to annuitize (no withdrawal charges apply to the C Class).



                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
 ------------------------------------------------------------------------------
 Maximum................................................  $     $     $     $
 Minimum................................................  $     $     $     $



  Example 6. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account or the Enhanced Dollar Cost
    Averaging Program;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios;
  . a total Account Balance of $83,000 (for purposes of determining the impact of the Annual Contract Fee);
  . you select the L Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
  . you select the Guaranteed Minimum Income Benefit;
  . you select the Earnings Preservation Benefit; and . you fully surrender your contract with applicable withdrawal charges deducted.




                                                              1     3     5    10
                                                             YEAR YEARS YEARS YEARS
-----------------------------------------------------------------------------------
Maximum.....................................................  $     $     $     $
Minimum.....................................................  $     $     $     $

  Example 7. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . reimbursement and/or waiver of expenses was not in effect;
  . there was no allocation to the Fixed Account or the
    Enhanced Dollar Cost Averaging Program;
  . you bear the minimum or maximum fees and expenses of any of the Portfolios;
  . a total Account Balance of $83,000 (for purposes of
    determining the impact of the Annual Contract Fee);
  . you select the L Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Greater of Annual Step-Up or 5% Annual
    Increase Death Benefit;
  . you select the Guaranteed Minimum Income Benefit;
  . you select the Earnings Preservation Benefit; and . you do not surrender your contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).

                                                              1     3     5    10
                                                             YEAR YEARS YEARS YEARS
-----------------------------------------------------------------------------------
Maximum.....................................................  $     $     $     $
Minimum.....................................................  $     $     $     $

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


   These tables and bar charts show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each investment division from year end to year end. The accumulation unit values reflect 12b-1 Plan fees for the Metropolitan Fund and the Met Investors Fund Portfolios in effect for the Deferred Annuity, for periods prior to May 1, 2004. These Portfolio 12b-1 Plan fees were lower than those currently available under the Deferred Annuity. Had the Portfolio 12b-1 Plan fees currently available under the Deferred Annuity been in effect during these prior time periods, the accumulation unit values on the tables and charts would have been lower. In addition, different charges for certain optional benefits were in effect prior to May 1, 2003. Therefore, the accumulation unit values prior to May 1, 2003, for Deferred Annuities with these optional benefits reflect the lower charges then in effect. Values after April 30, 2003, reflect the higher charges currently in place. The information in these tables and charts has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table and charts show the Deferred Annuity mix that bears the total highest charge, and the second table and charts show the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: Bonus Class, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, Earnings Preservation Benefit and the Guaranteed Minimum Income Benefit. (In terms of the calculation for this mix, the Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, this charge is not reflected in the Accumulation Unit Value. However, purchasing this option with the others will result in the highest overall charge.) The mix with the total lowest charge has these features: B Class and no optional benefit. All other possible mixes for each investment division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.



----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index
  Division (c).......................... 2003            $11.97       $


  [CHART]                                2002             11.12        11.97             17.13

                                         2001             10.95        11.12                 0

   Year End Accumulation Unit Value

PIMCO Total Return Division (c)......... 2003             11.10


  [CHART]                                2002             10.37        11.10             12.75

                                         2001             10.21        10.37                 0

   Year End Accumulation Unit Value

Salomon Brothers U.S. Government
  Division (c).......................... 2003             14.69


  [CHART]                                2002             13.95        14.69              8.18

                                         2001             13.73        13.95                 0

   Year End Accumulation Unit Value

State Street Research Bond Income
  Division (a).......................... 2003             38.47


  [CHART]                                2002             36.37        38.47              3.12

                                         2001             35.51        36.37                 0

   Year End Accumulation Unit Value

Salomon Brothers Strategic Bond
  Opportunities Division (c)............ 2003             16.05


  [CHART]                                2002             15.00        16.05              1.81

                                         2001             14.76        15.00                 0

   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------

State Street Research Diversified
  Division (c).......................... 2003      $26.94          $


  [CHART]                                2002       31.99           26.94          2.01

                                         2001       32.93           31.99             0

   Year End Accumulation Unit Value

Lord Abbett Bond Debenture Division (b). 2003       10.00


  [CHART]                                2002       10.11           10.00          6.53

                                         2001       10.39           10.11             0

   Year End Accumulation Unit Value

American Funds Growth-Income Division
  (c)................................... 2003       57.44


  [CHART]                                2002       72.02           57.44          3.21

                                         2001       75.25           72.02             0

   Year End Accumulation Unit Value

MetLife Stock Index Division (c)........ 2003       24.88


  [CHART]                                2002       32.78           24.88          6.75

                                         2001       34.83           32.78             0

   Year End Accumulation Unit Value

MFS Investors Trust Division (c)........ 2003        6.33


  [CHART]                                2002        8.12            6.33             0

                                         2001        8.57            8.12             0

   Year End Accumulation Unit Value

MFS Research Managers Division (c) (f).. 2003        6.11


  [CHART]                                2002        8.24            6.11          2.56

                                         2001        9.23            8.24             0

   Year End Accumulation Unit Value

State Street Research Investment Trust
  Division (c).......................... 2003       40.98


  [CHART]                                2002       56.77           40.98          1.50

                                         2001       61.03           56.77             0

   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------

Davis Venture Value Division (c)........ 2003      $ 20.39         $


  [CHART]                                2002        24.97          20.39          3.70

                                         2001        25.75          24.97             0

   Year End Accumulation Unit Value

FI Structured Equity Division (d)....... 2003        17.32

                                         2002        21.16          17.32             0
  [CHART]

   Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division
  (c)................................... 2003         9.39


  [CHART]                                2002        11.20           9.39             0

                                         2001        11.40          11.20             0

   Year End Accumulation Unit Value

State Street Research Large Cap Value
  Division (d).......................... 2003         7.88

                                         2002        10.00           7.88             0
  [CHART]

   Year End Accumulation Unit Value

American Funds Growth Division (c)...... 2003        71.44


  [CHART]                                2002        96.82          71.44          2.15

                                         2001       107.26          96.82             0

   Year End Accumulation Unit Value

Janus Aggressive Growth Division (e)     2003


  [CHART]                                2002         7.71           5.22          7.36

                                         2001         8.85           7.71             0

   Year End Accumulation Unit Value

Met/Putnam Voyager Division (c)......... 2003         3.38


  [CHART]                                2002         4.86           3.38          5.27

                                         2001         5.34           4.86             0

   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Division
  (c)................................... 2003      $ 8.43          $


  [CHART]                                2002       11.23            8.43           .71

                                         2001       11.40           11.23             0

   Year End Accumulation Unit Value

FI Mid Cap Opportunities Division (d)(g) 2003        8.07


  [CHART]                                2002       10.00            8.07           .02

   Year End Accumulation Unit Value

Met/AIM Mid Cap Core Equity Division (d) 2003        9.58


  [CHART]                                2002       11.35            9.58             0

   Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division (c) 2003        8.48


  [CHART]                                2002       10.20            8.48          9.91

                                         2001       10.34           10.20             0

   Year End Accumulation Unit Value

Harris Oakmark Focused Value Division
  (c)................................... 2003       21.83


  [CHART]                                2002       24.52           21.83          8.47

                                         2001       23.78           24.52             0

   Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value
  Division (c).......................... 2003       12.98


  [CHART]                                2002       14.69           12.98           .66

                                         2001       15.05           14.69             0

   Year End Accumulation Unit Value

Janus Mid Cap Division (c).............. 2003       10.45


  [CHART]                                2002       15.08           10.45           .40

                                         2001       17.58           15.08             0

   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------

State Street Research Aggressive Growth
  Division (c).......................... 2003      $21.89          $


  [CHART]                                2002       31.42           21.89           1.85

                                         2001       33.43           31.42              0

   Year End Accumulation Unit Value

T. Rowe Price Mid-Cap Growth Division
  (c)................................... 2003        4.50


  [CHART]                                2002        8.20            4.50          12.10

                                         2001        8.61            8.20              0

   Year End Accumulation Unit Value

Loomis Sayles Small Cap Division (c).... 2003       16.20


  [CHART]                                2002       21.13           16.20            .51

                                         2001       21.66           21.13              0

   Year End Accumulation Unit Value

Russell 2000(R) Index Division (c)...... 2003        9.07


  [CHART]                                2002       11.67            9.07           4.78

                                         2001       11.77           11.67              0

   Year End Accumulation Unit Value

State Street Research Aurora Division
  (c)................................... 2003       10.61


  [CHART]                                2002       13.81           10.61          22.51

                                         2001       14.10           13.81              0

   Year End Accumulation Unit Value

Franklin Templeton Small Growth
  Division (c).......................... 2003        6.18


  [CHART]                                2002        8.75            6.18              0

                                         2001        9.16            8.75              0

   Year End Accumulation Unit Value

Met/AIM Small Cap Growth Division (d)... 2003        8.41


  [CHART]                                2002       11.18            8.41            .02

   Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
PREFERENCE PLUS SELECT DEFERRED               BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE I AND BAR CHART I               ACCUMULATION    ACCUMULATION UNITS END OF YEAR
(HIGHEST POSSIBLE MIX)                   YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division
  (c)................................... 2003      $ 8.33          $


  [CHART]                                2002       11.62            8.33            .49

                                         2001       11.85           11.62              0

   Year End Accumulation Unit Value

PIMCO Innovation Division (c)........... 2003        2.93


  [CHART]                                2002        6.05            2.93          11.78

                                         2001        7.03            6.05              0

   Year End Accumulation Unit Value

Scudder Global Equity Division (c)...... 2003        9.63


  [CHART]                                2002       11.74            9.63           7.13

                                         2001       12.49           11.74              0

   Year End Accumulation Unit Value

Harris Oakmark International Division
  (d)................................... 2003        8.75


  [CHART]                                2002       10.89            8.75           1.21

   Year End Accumulation Unit Value

MFS Research International Division (c). 2003        7.19


  [CHART]                                2002        8.32            7.19           3.59

                                         2001        8.99            8.32              0

   Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division
  (c)................................... 2003        6.85


  [CHART]                                2002        8.40            6.85          13.17

                                         2001        9.18            8.40              0

   Year End Accumulation Unit Value

Putnam International Stock Division (c). 2003        8.48


  [CHART]                                2002       10.52            8.48           4.16

                                         2001       11.30           10.52              0

   Year End Accumulation Unit Value

American Funds Global Small
  Capitalization Division (c)........... 2003       10.35


  [CHART]                                2002       13.08           10.35           6.01

                                         2001       13.44           13.08              0

   Year End Accumulation Unit Value

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond
  Index Division (c)............... 2003      $12.46          $


   [CHART]                          2002       11.46           12.46         1270.56

                                    2001       11.23           11.46               0

 Year End Accumulation Unit Value

PIMCO Total Return Division (c).... 2003       11.30


   [CHART]                          2002       10.46           11.30         1550.34

                                    2001       10.26           10.46               0

 Year End Accumulation Unit Value

Salomon Brothers U.S. Government
  Division (c)..................... 2003       15.87


   [CHART]                          2002       14.94           15.87          883.29

                                    2001       14.64           14.94               0

 Year End Accumulation Unit Value

State Street Research Bond Income
  Division (a)..................... 2003       46.31


   [CHART]                          2002       43.36           46.31          207.29

                                    2001       42.18           43.36               0

 Year End Accumulation Unit Value

Salomon Brothers Strategic Bond
  Opportunities Division (c)....... 2003       17.34


   [CHART]                          2002       16.06           17.34          206.42

                                    2001       15.74           16.06               0

 Year End Accumulation Unit Value

State Street Research Diversified
  Division (c)..................... 2003       31.50


   [CHART]                          2002       37.06           31.50          212.79

                                    2001       38.00           37.06               0

 Year End Accumulation Unit Value

Lord Abbett Bond Debenture
  Division (b)..................... 2003       10.57


   [CHART]                          2002       10.58           10.57          108.57

                                    2001       10.84           10.58               0

 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------

American Funds Growth-Income
  Division (c)..................... 2003      $68.74          $


   [CHART]                          2002       85.37           68.74         127.46

                                    2001       88.86           85.37              0

 Year End Accumulation Unit Value

MetLife Stock Index Division (c)... 2003       28.06


   [CHART]                          2002       36.62           28.06         444.24

                                    2001       38.76           36.62              0

 Year End Accumulation Unit Value

MFS Investors Trust Division (c)... 2003        6.56


   [CHART]                          2002        8.33            6.56          73.89

                                    2001        8.75            8.33              0

 Year End Accumulation Unit Value

MFS Research Managers Division (c)
  (f).............................. 2003        6.22


   [CHART]                          2002        8.31            6.22          30.52

                                    2001        9.43            8.31              0

 Year End Accumulation Unit Value

State Street Research Investment
  Trust Division (c)............... 2003       49.34


   [CHART]                          2002       67.70           49.34          79.78

                                    2001       72.49           67.70              0

 Year End Accumulation Unit Value

Davis Venture Value Division (c)... 2003       22.03


   [CHART]                          2002       26.73           22.03         115.14

                                    2001       27.46           26.73              0

 Year End Accumulation Unit Value

FI Structured Equity Division (d).. 2003       18.99


   [CHART]                          2002       23.05           18.99          11.62

 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------

Harris Oakmark Large Cap Value
  Division (c)..................... 2003      $  9.77        $


   [CHART]                          2002        11.54           9.77         841.40

                                    2001        11.70          11.54              0

 Year End Accumulation Unit Value

State Street Research Large Cap
  Value Division (d)............... 2003         7.93


   [CHART]                          2002        10.00           7.93          61.99

 Year End Accumulation Unit Value

American Funds Growth Division (c). 2003        85.50


   [CHART]                          2002       114.78          85.50         100.78

                                    2001       126.65         114.78              0

 Year End Accumulation Unit Value

Janus Growth Division (c)(e)....... 2003         5.31


   [CHART]                          2002         7.75           5.31         121.49

                                    2001         8.87           7.75

 Year End Accumulation Unit Value

Met/Putnam Voyager Division (c).... 2003         3.46


   [CHART]                          2002         4.94           3.46         205.62

                                    2001         5.40           4.94              0

 Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth
  Division (c)..................... 2003         8.77


   [CHART]                          2002        11.57           8.77         192.64

                                    2001        11.70          11.57              0

 Year End Accumulation Unit Value

FI Mid Cap Opportunities Division
  (d)(g)........................... 2003         8.12


   [CHART]                          2002        10.00           8.12          53.00

 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------

Met/AIM Mid Cap Core Equity
  Division (d)..................... 2003      $ 9.70          $

                                    2002       11.41            9.70          60.12
   [CHART]

 Year End Accumulation Unit Value

MetLife Mid Cap Stock Index
  Division (c)..................... 2003        8.68


   [CHART]                          2002       10.35            8.68         569.76

                                    2001       10.45           10.35              0

 Year End Accumulation Unit Value

Harris Oakmark Focused Value
  Division (c)..................... 2003       23.93


   [CHART]                          2002       26.62           23.93         319.70

                                    2001       25.72           26.62              0

 Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap
  Value Division (c)............... 2003       13.50


   [CHART]                          2002       15.14           13.50         222.74

                                    2001       15.44           15.14              0

 Year End Accumulation Unit Value

Janus Mid Cap Division (c)......... 2003       11.05


   [CHART]                          2002       15.79           11.05         147.10

                                    2001       18.33           15.79              0

 Year End Accumulation Unit Value

State Street Research Aggressive
  Growth Division (c).............. 2003       25.16


   [CHART]                          2002       35.78           25.16          26.83

                                    2001       37.92           35.78              0

 Year End Accumulation Unit Value

T. Rowe Price Mid-Cap Growth
  Division (c)..................... 2003        4.57


   [CHART]                          2002        8.27            4.57         160.72

                                    2001        8.65            8.27              0

 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------

Loomis Sayles Small Cap Division
  (c).............................. 2003      $17.59          $


   [CHART]                          2002       22.73           17.59          30.56

                                    2001       23.21           22.73              0

 Year End Accumulation Unit Value

Russell 2000(R) Index Division (c). 2003        9.43


   [CHART]                          2002       12.03            9.43         325.52

                                    2001       12.08           12.03              0

 Year End Accumulation Unit Value

State Street Research Aurora
  Division (c)..................... 2003       10.86


   [CHART]                          2002       14.01           10.86         796.00

                                    2001       14.24           14.01              0

 Year End Accumulation Unit Value

Franklin Templeton Small Cap
  Growth Division (c).............. 2003        6.28


   [CHART]                          2002        8.81            6.28         139.63

                                    2001        9.18            8.81              0

 Year End Accumulation Unit Value

Met/AIM Small Cap Growth Division
  (d).............................. 2003        8.51


   [CHART]                          2002       11.24            8.51          46.27

 Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth
  Division (c)..................... 2003        8.80


   [CHART]                          2002       12.17            8.80         104.81

                                    2001       12.36           12.17              0

 Year End Accumulation Unit Value

PIMCO Innovation Division (c)...... 2003        2.98


   [CHART]                          2002        6.10            2.98         202.85

                                    2001        7.06            6.10              0

 Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------
                                                                            NUMBER OF
PREFERENCE PLUS SELECT DEFERRED          BEGINNING OF YEAR END OF YEAR    ACCUMULATION
ANNUITIES TABLE II AND BAR CHART           ACCUMULATION    ACCUMULATION UNITS END OF YEAR
II (LOWEST POSSIBLE MIX)            YEAR    UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
-----------------------------------------------------------------------------------------

Scudder Global Equity Division (c). 2003      $10.18          $


   [CHART]                          2002       12.29           10.18         112.44

                                    2001       13.02           12.29              0

 Year End Accumulation Unit Value

Harris Oakmark International
  Division (d)..................... 2003        8.85


   [CHART]                          2002       10.91            8.85          26.55

 Year End Accumulation Unit Value

MFS Research International
  Division (c)..................... 2003        7.32


   [CHART]                          2002        8.39            7.32         128.79

                                    2001        9.03            8.39              0

 Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index
  Division (c)..................... 2003        7.12


   [CHART]                          2002        8.65            7.12         634.34

                                    2001        9.42            8.65              0

 Year End Accumulation Unit Value

Putnam International Stock
  Division (c)..................... 2003        9.48


   [CHART]                          2002       11.65            9.48         178.14

                                    2001       12.45           11.65              0

 Year End Accumulation Unit Value

American Funds Global Small
  Capitalization Division (c)...... 2003       10.82


   [CHART]                          2002       13.55           10.82         175.90

                                    2001       13.87           13.55              0

 Year End Accumulation Unit Value

-----------
(a)The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(b)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(c)Inception date: August 3, 2001.
(d)Inception date: May 1, 2002.

(e)The assets of the Janus Growth Division were merged into this division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.


(f)The assets in this division merged into the MFS Investors Trust Division April 30, 2004. This investment division is no longer available under the Deferred Annuity.


(g)The assets in this division merged into the Janus Mid Cap Division April 30, 2004. This investment division is no longer available under the Deferred Annuity.

METLIFE


       Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was
formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the United States and provide benefits to approximately 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 8 countries serving approximately 8 million customers.

                                   [GRAPHIC]

METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Select Variable Annuity Contracts and
some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
                                   [GRAPHIC]
[SIDEBAR: A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.]


    This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Account." With the Fixed Account, your money earns a rate of interest that we guarantee. The Fixed Account is not available to all contractowners. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

THE DEFERRED ANNUITY


    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in several variations, which we call "classes." Each class offers you the ability to choose certain features. Each has its own Separate Account charge and applicable withdrawal charge (except C Class which has no withdrawal charges). The Deferred Annuity also offers you the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Basic Death Benefit for that class. If you purchase any of the optional death benefits, you receive the optional benefit in place of the Basic Death Benefit. Some features are not available with the Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in New York State (when available), regardless of the class of the Deferred Annuity purchased. In deciding what class of the Deferred Annuity to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the B Class Deferred Annuity with the Basic Death Benefit and no optional benefits. These optional benefits are:

[_]an Annual Step-Up Death Benefit;

[_]the Greater of Annual Step-Up or 5% Annual Increase Death Benefit;

[_]an Earnings Preservation Benefit; and

[_]a Guaranteed Minimum Income Benefit.

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.
                                   [GRAPHIC]
CLASSES OF THE DEFERRED ANNUITY

B CLASS

The B Class has a 1.25% annual Separate Account charge (1.40% in the case of each American Funds investment division) and a declining seven year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.45% to 1.60% or, in the case of each American Funds investment division, 1.60% to 1.75%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 1.70% to 1.85% or, in the case of each American Funds investment division, 1.85% to 2.00%.

THE BONUS CLASS (MAY ALSO BE KNOWN AS THE "B PLUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase a contract in the Bonus Class before your 81st birthday. If there are joint owners, the age of the oldest joint owner will be used to determine eligibility. Under the Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year. Payments made after age 81 will not receive the 3% credit. The Bonus will be applied on a pro-rata basis to the Fixed Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments. The Bonus Class has a 1.70% annual Separate Account charge (1.85% in the case of each American Funds investment division) and a declining seven year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.90% to 2.05% or, in the case of each American Funds investment division, 2.05% to 2.20%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 2.15% to 2.30% or, in the case of each American Funds investment division, 2.30% to 2.45%. After you have held the contract for seven years, the Separate Account charge declines 0.45% to 1.25% with the Basic Death Benefit (1.40% in the case of each American Funds investment division). After you have held the contract for seven years, the Separate Account charge declines to 1.45% and 1.60%, respectively, for the Annual Step-Up Death Benefit and for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or, in the case of each American Funds investment division, 1.60% to 1.75%.

Investment returns for the Bonus Class Deferred Annuity may be lower than those for the B Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the Bonus Class Deferred Annuity. (If the Fixed Account is available, Fixed Account rates for the Bonus Class may be lower than those declared for the other classes.)

Therefore, the choice between the Bonus Class and the B Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.

There is no guarantee that the Bonus Class Deferred Annuity will have higher returns than the B Class Deferred Annuity, the other classes of the Deferred Annuity, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

The following table demonstrates hypothetical investment returns for a Deferred Annuity with the 3% credit compared to a contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 1.70% (1.25% in years 8-10) (Bonus Class Deferred Annuity) and 1.25% (B Class Deferred Annuity); and

c) an assumed investment return for the investment choices before Separate Account charges of 8.05% for each of 10 years.


                                      Bonus Class                B Class
                                (1.70% Separate Account  (1.25% Separate Account
Contract Year                  charge for first 7 years)    charge all years)
--------------------------------------------------------------------------------
1                                       $54,770                  $53,400
--------------------------------------------------------------------------------
2                                       $58,248                  $57,031
--------------------------------------------------------------------------------
3                                       $61,947                  $60,909
--------------------------------------------------------------------------------
4                                       $65,881                  $65,051
--------------------------------------------------------------------------------
5                                       $70,064                  $69,475
--------------------------------------------------------------------------------
6                                       $74,513                  $74,199
--------------------------------------------------------------------------------
7                                       $79,245                  $79,244
--------------------------------------------------------------------------------
8                                       $84,633                  $84,633
--------------------------------------------------------------------------------
9                                       $90,388                  $90,388
--------------------------------------------------------------------------------
10                                      $96,535                  $96,534
--------------------------------------------------------------------------------

Generally, the higher the rate of return, the more advantageous the Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to "break-even" by the end of the seventh year.

The decision to elect the Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the Bonus Class.

The guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity. Current rates for the Bonus Class may be lower than those for the other classes of the Deferred Annuity.

Any 3% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

If we agree to permit your beneficiary to hold the Traditional IRA Deferred Annuity in your name after your death for his/her benefit, a new contract will be issued in order to facilitate the distribution of payments. The new contract will be issued in the same contract class, except, if you had a Bonus Class Deferred Annuity, the contract will be issued as a B Class Deferred Annuity.

C CLASS

The C Class has a 1.65% annual Separate Account charge (1.80% in the case of each American Funds investment division) and no withdrawal charge. If you choose either of the optional death benefits, the Separate Account charge would range from 1.85% to 2.00% or, in the case of each American Funds investment division, 2.00% to 2.15%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 2.10% to 2.25% or, in the case of each American Funds investment division, 2.25% to 2.40%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Deferred Annuity purchased after April 30, 2003. A money market investment division is available in the C Class Deferred Annuity purchased after April 30, 2003.

L CLASS

The L Class has a 1.50% annual Separate Account charge (1.65% in the case of each American Funds investment division) and a declining three year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.70% to 1.85% or, in the case of each American Funds investment division, 1.85% to 2.00%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 1.95% to 2.10% or, in the case of each American Funds investment division, 2.10% to 2.25%. If the Fixed Account is available, Fixed Account rates for the L Class may be lower than those declared for the other classes.

YOUR INVESTMENT CHOICES


The Metropolitan Fund, the Met Investors Fund and the American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the Deferred Annuities, Class B of the Metropolitan Fund and the Met Investors Fund, and Class 2 of the American Funds, each impose a 12b-1 Plan fee.



[SIDEBAR: The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Account.]



Starting with the most conservative Portfolio, the investment choices are listed in the approximate risk relationship among the available Portfolios, with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.



[SIDEBAR: The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order.]

STATE STREET RESEARCH MONEY MARKET PORTFOLIO                                       [GRAPHIC]
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX         LOOMIS SAYLES SMALL CAP PORTFOLIO
 PORTFOLIO                                      RUSSELL 2000(R) INDEX PORTFOLIO
PIMCO TOTAL RETURN PORTFOLIO                    STATE STREET RESEARCH AURORA PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO      FRANKLIN TEMPLETON SMALL CAP GROWTH
STATE STREET RESEARCH BOND INCOME PORTFOLIO      PORTFOLIO
SALOMON BROTHERS STRATEGIC BOND                 MET/AIM SMALL CAP GROWTH PORTFOLIO
 OPPORTUNITIES PORTFOLIO                        T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO     PIMCO INNOVATION PORTFOLIO
LORD ABBETT BOND DEBENTURE PORTFOLIO            SCUDDER GLOBAL EQUITY PORTFOLIO
AMERICAN FUNDS GROWTH-INCOME PORTFOLIO          HARRIS OAKMARK INTERNATIONAL PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO                   MFS RESEARCH INTERNATIONAL PORTFOLIO
MFS INVESTORS TRUST PORTFOLIO                   MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST          FI INTERNATIONAL STOCK PORTFOLIO
 PORTFOLIO                                      AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
DAVIS VENTURE VALUE PORTFOLIO                    PORTFOLIO
FI VALUE LEADERS PORTFOLIO
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO
AMERICAN FUNDS GROWTH PORTFOLIO
JANUS AGGRESSIVE GROWTH PORTFOLIO
MET/PUTNAM VOYAGER PORTFOLIO
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
MET/AIM MID CAP CORE EQUITY PORTFOLIO
METLIFE MID CAP STOCK INDEX PORTFOLIO
HARRIS OAKMARK FOCUSED VALUE PORTFOLIO
NEUBERGER BERMAN PARTNERS MID CAP VALUE
 PORTFOLIO
FI MID CAP OPPORTUNITIES PORTFOLIO
STATE STREET RESEARCH AGGRESSIVE GROWTH
 PORTFOLIO
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH
 PORTFOLIO
NEUBERGER BERMAN REAL ESTATE PORTFOLIO
MFS TOTAL RETURN PORTFOLIO


[SIDEBAR: While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.]

Some of the investment choices may not be available under the terms of your Deferred Annuity. Your contract or other correspondence we provide you will indicate the investment divisions that are available to you. The State Street Research Money Market Division is only available in the C Class Deferred Annuity purchased after April 30, 2003, the Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit and, when available, a Deferred Annuity issued in Washington State with the optional Guaranteed Minimum Income Benefit. Your investment choices may be limited because:


[_]We have restricted the available investment divisions.
[_]Some of the investment divisions are not approved in your state.
[_]Your employer, association or other group contract holder limits the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Met Investors Fund and the American Funds are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Met Investors Fund and the American Funds.


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

DEFERRED ANNUITIES

[SIDEBAR: These Deferred Annuities may be either issued to you as an individual or to a non-natural entity, such as a trust.]


This prospectus describes the following Deferred Annuities under which you can accumulate money:


  [_] Non-Qualified

  [_] Traditional IRAs (Individual Retirement Annuities)

  [_] Roth IRAs (Roth Individual Retirement Annuities)

  [_] SEPs (Simplified Employee Pensions)

  [_] SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual
      Retirement Annuities)
                                                                [GRAPHIC]
THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

  If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity contract and plan document to see how you may be affected.

[SIDEBAR: We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. Also, the strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.]

AUTOMATED INVESTMENT STRATEGIES AND ENHANCED DOLLAR COST AVERAGING PROGRAM


  There are four automated investment strategies and an Enhanced Dollar Cost Averaging Program available to you. The Enhanced Dollar Cost Averaging
Program is not available to the Bonus and the C Class Deferred Annuities or to purchase payments which consist of money exchanged from other MetLife or its affiliates' variable annuities. The Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Deferred Annuity purchased after April 30, 2003, the Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit, and, when available, a Deferred Annuity issued in Washington State with the optional Guaranteed Minimum Income Benefit. The automated investment strategies and the Enhanced Dollar Cost Averaging Program are available to you without any additional charges. As with any investment program, none of them can guarantee a gain--you can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector/SM/ or Rebalancer/SM/ in effect at the same time, but you may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator/SM/ or the Allocator./SM/


Enhanced Dollar Cost Averaging Program: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that you have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the investment divisions you choose. While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. Transfers are made on a first-in-first-out basis.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program you chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.


Unless you instruct us otherwise, if you cancel your participation in the Enhanced Dollar Cost Averaging Program, any remaining dollar amounts will be transferred to the Fixed Account or, in the case of a Deferred Annuity issued in New York State or Washington State with the optional Guaranteed Minimum Income Benefit, to the State Street Research Money Market investment division. We may impose minimum purchase payments and other restrictions to utilize this program.

                                   EXAMPLE:


                                                                    Amount
                                                               Transferred from
                                                                  EDCA Fixed
                                                                  Account to
                                                 EDCA 6-Month      Selected
                                                    Program     PPS Investment
                               Date     Amount   Interest Rate   Division(s)
                             --------- -------   ------------- ----------------
A   Enhanced Dollar Cost
    Averaging Program
    ("EDCA") 6-Month
    Program Initial Purchase
    Payment                  5/1/2004  $12,000*      9.00%          $2,000*
-------------------------------------------------------------------------------
B                            6/1/2004                               $2,000
-------------------------------------------------------------------------------
C                            7/1/2004                               $2,000
-------------------------------------------------------------------------------
D   EDCA 6-Month Program
    Subsequent Purchase
    Payment                  8/1/2004  $18,000**     8.00%         $5,000**
-------------------------------------------------------------------------------
E                            9/1/2004                               $5,000
-------------------------------------------------------------------------------
F                            10/1/2004                              $5,000
-------------------------------------------------------------------------------
G                            11/1/2004                              $5,000
-------------------------------------------------------------------------------
H                            12/1/2004                             $4,483.22


* $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.

** Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.

The example is hypothetical and is not based upon actual previous or current rates.

                                   [GRAPHIC]

The Equity Generator/SM/: An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any one investment division, based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

                                   [GRAPHIC]

The Rebalancer/SM/: You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Account, if available. Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Balance (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy other than when utilized with the Enhanced Dollar Cost Averaging Program.

[GRAPHIC]


The Index Selector/SM/: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Account (or the State Street Research Money Market investment division in lieu of the Fixed Account for C Class Deferred Annuities or Deferred Annuities issued in New York or Washington States with the optional Guaranteed Minimum Income Benefit). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these investment divisions and the Fixed Account (or the State Street Research Money Market investment division) is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.


You may utilize the Index Selector with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Balance (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy other than when utilized with the Enhanced Dollar Cost Averaging Program. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

[GRAPHIC]

The Allocator/SM/: Each month a dollar amount you choose is transferred from the Fixed Account to any of the investment divisions you choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Account balance is exhausted, this strategy is automatically discontinued.

The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

The chart below summarizes the availability of the Enhanced Dollar Cost Averaging Program and the automated investment strategies:


                                                          Bonus        C            L
                                          B Class         Class      Class        Class
                                            ----------    -----      -----        ----------
a. Enhanced Dollar Cost Averaging           Yes            No         No           Yes
            Program ("EDCA")
-----------------------------------------------------------------------------------------------
                                         (may not be used with purchase payments which
                                         consist of money from other MetLife or its affiliates'
                                                variable annuities)
-----------------------------------------------------------------------------------------------
b. Choice of One Automated Investment
          Strategy
-----------------------------------------------------------------------------------------------
 1. Equity Generator                        Yes            Yes        No           Yes
                                          (but not                               (but not
                                         with EDCA)                             with EDCA)
                                         ------------------------------------------------------
                                         (but not with the optional Guaranteed Minimum
                                         Income Benefit in New York State or with the
                                         optional Guaranteed Minimum Income Benefit,
                                         when available, in Washington State)
-----------------------------------------------------------------------------------------------
 2. Rebalancer                              Yes            Yes        Yes          Yes
-----------------------------------------------------------------------------------------------
 3. Index Selector                          Yes            Yes        Yes          Yes
-----------------------------------------------------------------------------------------------
 4. Allocator                               Yes            Yes        No           Yes
                                          (but not                               (but not
                                         with EDCA)                             with EDCA)
                                         ------------------------------------------------------
                                         (but not with the optional Guaranteed Minimum
                                         Income Benefit in New York State or with the
                                         optional Guaranteed Minimum Income Benefit,
                                         when available, in Washington State)
-----------------------------------------------------------------------------------------------


[SIDEBAR: You may make purchase payments to your Deferred Annuity whenever you choose, up to age 91 (89 in Massachusetts for the B and Bonus Class). However, Federal tax rules may limit the amount and frequency of your purchase payments.]

PURCHASE PAYMENTS

    The B Class minimum initial purchase payment is $5,000 for the Non-Qualified Deferred Annuity and $2,000 for the Traditional IRA, Roth
IRA, SEP and SIMPLE IRA Deferred Annuities. The minimum initial purchase payment for automated purchase payments ("check-o-matic") for the B Class Non-Qualified Deferred Annuity is $500; the minimum initial automated purchase payment for the B Class Traditional IRA, Roth IRA, SEP and SIMPLE IRA Deferred Annuities is $100. If you choose to purchase a Bonus Class Deferred Annuity, the minimum initial purchase payment is $10,000. The minimum initial purchase payment for the C Class and L Class is $25,000. We reserve the right to accept amounts transferred from other annuity contracts that meet the minimum initial purchase payment at the time of the transfer request, but, at the time of receipt in good order, do not meet such requirements because of loss in market value.

If you are purchasing the Deferred Annuity as the beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through check-o-matic. The minimum subsequent purchase payment for all Deferred Annuities is $500, except for automated purchase payments, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.

SEP and SIMPLE IRA Deferred Annuities are issued on an individual basis, however, purchase payments are generally forwarded to us on a collective ("group") basis by the employer, either directly or automatically. If purchase payments are made on this type of "group" basis by the employer for SEP and SIMPLE IRA Deferred Annuities, the "group" needs only to satisfy the minimum initial and subsequent purchase payment amounts based upon the number of persons in the "group".

We will issue the B, C or L Class Deferred Annuity to you before your 91st birthday (89 in Massachusetts for the B Class). We will issue the Bonus Class Deferred Annuity to you before your 81st birthday. We will accept your purchase payments up to your 91st birthday (89 in Massachusetts for the B and Bonus Class).

The chart below summarizes the minimum initial and subsequent purchase payments for each Contract Class:


                                               Bonus     C       L
                                 B Class       Class   Class   Class
                            ----------------  ------- ------- -------
Initial Purchase Payment         $5,000       $10,000 $25,000 $25,000
                                ($2,000:
                             Tradition IRA,
                              Roth IRA, SEP
                             and SIMPLE IRA)
---------------------------------------------------------------------
Subsequent Purchase Payment       $500         $500    $500    $500
---------------------------------------------------------------------
Automated Purchase Payments
---------------------------------------------------------------------
 Initial                          $500
                                 ($100:
                            Traditional IRA,
                              Roth IRA, SEP
                             and SIMPLE IRA)  $10,000 $25,000 $25,000
---------------------------------------------------------------------
 Subsequent                       $100         $100    $100    $100
                            -----------------------------------------
                                (or any amount we are required to
                                accept under applicable tax law)
---------------------------------------------------------------------

ALLOCATION OF PURCHASE PAYMENTS


You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging Program and the investment divisions. You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes




[GRAPHIC]
when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, you may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.


AUTOMATED PURCHASE PAYMENTS

You may elect to have purchase payments made automatically. With check-o-matic your bank deducts money from your bank account and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

[_]Federal tax laws or regulatory requirements;

[_]Our right to limit the total of your purchase payments to $1,000,000; and

[_]Our right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Account balance and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for a Fixed Account allocation (e.g., $1,000,000).

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and the Guaranteed Minimum Income Benefit charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

                                   [GRAPHIC]

This is how we calculate the Accumulation Unit Value for each investment division:

[_]First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

[_]Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity you have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

[_]Finally, we multiply the previous Accumulation Unit Value by this result.

   Examples
   Calculating the Number of Accumulation Units

   Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  ---
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

[SIDEBAR: You may transfer money within your contract. You will not incur current taxes on your earnings or any withdrawal charges as a result of transferring your money.]


   You may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in an investment division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, you must tell us:


[_]The percentage or dollar amount of the transfer;

[_]The investment divisions (or Fixed Account) from which you want the money to be transferred;

[_]The investment divisions (or Fixed Account) to which you want the money to be transferred; and

[_]Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


'We reserve the right to restrict transfers to the Fixed Account (which is not available in the C Class Deferred Annuity purchased after April 30, 2003, the Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in New York State or, when available, a Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in Washington State) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Account balance is equal to or exceeds our maximum for Fixed Account allocations (e.g., $1,000,000).


Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to: (1) defer the transfer privilege at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law; (2) limit the number of transfers you may make each Contract Year;
(3) limit the dollar amount that may be transferred at any one time.;
(4) charge a transfer fee; and (5) impose limitations and modifications where exercise of the transfer privilege creates or would create a disadvantage to other contract owners. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each transfer; and (2) requiring a signed, written request to make the transfer. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

We may require you to use our original forms.

                                   [GRAPHIC]
ACCESS TO YOUR MONEY

[SIDEBAR: Income taxes, tax penalties and withdrawal charges may apply to any withdrawal you make.]

   You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal
Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:

[_] The percentage or dollar amount of the withdrawal; and

[_] The investment divisions (or Fixed Account and Enhanced Dollar Cost
    Averaging Program) from which you want the money to be withdrawn.

[SIDEBAR: We will withdraw your Systematic Withdrawal Program payments from the Fixed Account, if available, the Enhanced Dollar Cost Averaging Program or investment divisions you select, either pro-rata or in the proportions you request.]

                                   [GRAPHIC]

Your withdrawal may be subject to withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. For all contract classes, except for the C Class, payments may only be made monthly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued you the contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that you selected, the payments will be taken out pro-rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any investment divisions in which you then have money.


[SIDEBAR: If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request that the payment date be the 20th day of the month.]

Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office.

[SIDEBAR: Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity payout option.]

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

[SIDEBAR: The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.]
                                   [GRAPHIC]
CHARGES


  There are two types of charges you pay while you have money in an investment division:

[_] Separate Account charge, and

[_] Investment-related charge.

SEPARATE ACCOUNT CHARGE

Each class of the Deferred Annuity has a different Separate Account charge. You will pay the Separate Account charge annually based on the average daily value of the amount you have in the Separate Account. This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuities may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the contract.

                           SEPARATE ACCOUNT CHARGES*

                                                   Bonus
                                          B Class Class** C Class L Class
                                          ------- ------- ------- -------
Basic Death Benefit                        1.25%   1.70%   1.65%   1.50%
-------------------------------------------------------------------------
Optional Annual Step-Up Death Benefit      1.45%   1.90%   1.85%   1.70%
-------------------------------------------------------------------------
Optional Greater of Annual Step-Up or 5%
  Annual Increase Death Benefit            1.60%   2.05%   2.00%   1.85%
-------------------------------------------------------------------------
Optional Earnings Preservation Benefit***   .25%    .25%    .25%    .25%

* We currently charge an additional Separate Account charge of 0.15% of average daily net assets in the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization investment divisions.

    We reserve the right to impose an increased Separate Account charge on investment divisions that we add to the contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.

** The Separate Account charge for the Bonus Class will be reduced by 0.45% after you have held the contract for seven years.

*** This charge is in addition to the Separate Account charge with the death benefit chosen.

INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Deferred Annuities has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee. Class 2 shares of the available American Funds have a 0.25% 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the Table of Expenses.


ANNUAL CONTRACT FEE

  There is a $30 Annual Contract Fee. This fee is waived if your Account Balance is at least $50,000. It is deducted on a pro-rata basis from the investment divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Balance, the entire fee will be deducted at the time of a total withdrawal of your Account Balance. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit is available for an additional charge of 0.50% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (The charge is 0.45% if you purchase the Guaranteed Minimum Income Benefit and one of the optional death benefits.) We take amounts from the Separate Account by canceling accumulation units from your Separate Account.

PREMIUM AND OTHER TAXES


   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from 0.5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES

[SIDEBAR: You will not pay a withdrawal charge on any purchase payments made more than 7 years ago for the B and Bonus Class contracts, 3 years ago for the L Class contract or at all on the C Class contract.]

   A withdrawal charge may apply if you withdraw purchase payments that were credited to your Deferred Annuity. There are no withdrawal charges for the C
Class Deferred Annuity. To determine the withdrawal charge for the Deferred Annuities, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from earnings, then from amounts (other than earnings) that can be withdrawn without a withdrawal charge and then from purchase payments, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the withdrawal charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the investment divisions in the same proportion as the withdrawal is being made.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The withdrawal charge on purchase payments withdrawn for each class is as follows:


IF WITHDRAWN DURING YEAR B CLASS BONUS CLASS C CLASS L CLASS
------------------------ ------- ----------- ------- -------
       1................    7%        9%      None      7%
       2................    6%        8%                6%
       3................    6%        8%                5%
       4................    5%        7%                0%
       5................    4%        6%                0%
       6................    3%        4%                0%
       7................    2%        3%                0%
       Thereafter.......    0%        0%                0%

The withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of withdrawal charges we collect.

WHEN NO WITHDRAWAL CHARGE APPLIES

[SIDEBAR: Withdrawal charges never apply to transfers among investment divisions, transfers to or from the Fixed Account or transfers from the Enhanced Dollar Cost Averaging Program.]
                                   [GRAPHIC]

In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

You do not pay a withdrawal charge:

[_]If you have a C Class Deferred Annuity.

[_]On transfers you make within your Deferred Annuity.

[_]On withdrawals of purchase payments you made over seven years ago for the B
   Class, seven years ago for the Bonus Class and three years ago for the L
   Class.

[_]If you choose payments over one or more lifetimes.

[_]If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

[_]If your contract permits and your spouse is substituted as the owner of the Deferred Annuity and continues the contract, that portion of the Account Balance that is equal to the "step-up" portion of the death benefit.

[_]If you withdraw only your earnings from the investment divisions.

[_]During the first Contract Year, if you are in the Systematic Withdrawal
   Program, and you withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis.

[_]After the first Contract Year, if you withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.

[_]If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Internal Revenue Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity.

[_]If you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

[_]If you properly "recharacterize" as permitted under Federal tax law your Traditional IRA Deferred Annuity or a Roth IRA Deferred Annuity using the same Deferred Annuity.

[_]After the first Contract Year, if approved in your state, and your contract provides for this, to withdrawals to which a withdrawal charge would otherwise apply, if you have been either the owner continuously since the issue of the contract or the spouse who continues the contract:

   . Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

   . Is diagnosed with a terminal illness and not expected to live more than 12 months.

[_] After the first Contract Year, if approved in your state, and your contract provides for this, if you are disabled as defined in the Federal Social Security Act (or as defined by the Internal Revenue Code for Oregon contracts) and if you have been the owner continuously since the issue of the contract or the spouse who continues the contract.


[_] If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.

FREE LOOK

   You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in good order.

                                   [GRAPHIC]

Any Bonus does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

    One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA, Roth IRA, SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

We only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum payment. If you purchased the contract as a deceased person's beneficiary under an IRA, your beneficiary may be limited by tax law as to the method of distribution of any death benefit. Please see the Tax Section of this Prospectus.

If the beneficiary is your spouse, the beneficiary may be substituted as the owner of the Deferred Annuity and continue the contract. In that case, the Account Balance will be adjusted to equal the death benefit. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the contract, unless the deceased spouse had previously purchased the benefit at issue of the contract. Any amounts in the Deferred Annuity would be subject to applicable withdrawal charges except for that portion of the Account Balance that is equal to the "step-up" portion of the death benefit.

If the spouse continues the Deferred Annuity, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Account Balance as of each fifth Contract Anniversary, Highest Account Balance as of each Contract Anniversary and annual increase amount (depending on whether you choose an optional benefit), are reset on the date the spouse continues the Deferred Annuity.


We permit your beneficiary to hold the Traditional IRA Deferred Annuity in your name after your death for his/her benefit. We issue a new Deferred Annuity to your beneficiary to facilitate the distribution of payments. The new contract is issued in the same contract class as your contract, except, if you had a Bonus Class Deferred Annuity, the contract is issued as a B Class Deferred Annuity. In that case the Account Balance would be reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance would be allocated in the same proportions to each balance in an investment division and the Fixed Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the beneficiary. Your beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable withdrawal charges. The beneficiary also is permitted to choose any optional benefit available under the contract, but certain contract provisions or programs may not be available.


If your beneficiary holds the Traditional IRA Deferred Annuity in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Account Balance as of each fifth Contract Anniversary, Highest Account Balance as of each Contract Anniversary and annual increase amount (depending on whether you choose an optional benefit), would be reset on the date the beneficiary then holds the Deferred Annuity. At the death of the beneficiary, the beneficiary's beneficiary may be limited by tax law as to the method of distribution of any death benefit.

If you are a natural person and you change ownership of the Deferred Annuity to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Account Balance as of each fifth Contract Anniversary, Highest Account Balance as of each Contract Anniversary and annual increase amount (depending on whether you choose an optional benefit), are reset on the date of the change in owner.

If you are a non-natural person, then the life of the annuitant is the basis for determining the death benefit. If there are joint owners, the oldest of the two will be used as a basis for determining the death benefit.

Where there are multiple beneficiaries, we will only value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

For the purposes of the following death benefit calculations, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Balance immediately before the withdrawal.

BASIC DEATH BENEFIT

If you die during the pay-in phase and you have not chosen one of the optional death benefits, the death benefit the beneficiary receives will be equal to the greatest of:

1. Your Account Balance; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal; or

3. "Highest Account Balance" as of each fifth Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   .  On each fifth Contract Anniversary before your 81st birthday, compare the
      (1) then-highest Account Balance to the (2) current Account Balance and
      (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal and set the highest Account Balance equal to the greatest of the three.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

                                   EXAMPLE:


                                          Date                     Amount
                              ---------------------------- -----------------------
A   Initial Purchase                   10/1/2002                  $100,000
    Payment
----------------------------------------------------------------------------------
B   Account Balance                    10/1/2003                  $104,000
                              (First Contract Anniversary)
----------------------------------------------------------------------------------
C   Death Benefit                   As of 10/1/2003               $104,000
                                                           (= greater of A and B)
----------------------------------------------------------------------------------
D   Account Balance                    10/1/2004                   $90,000
                                    (Second Contract
                                      Anniversary)
----------------------------------------------------------------------------------
E   Death Benefit                      10/1/2004                  $100,000
                                                           (= greater of A and D)
----------------------------------------------------------------------------------
F   Withdrawal                         10/2/2004                   $9,000
----------------------------------------------------------------------------------
G   Percentage Reduction in            10/2/2004                     10%
    Account Balance                                                (= F/D)
----------------------------------------------------------------------------------
H   Account Balance                    10/2/2004                   $81,000
    after Withdrawal                                              (= D - F)
----------------------------------------------------------------------------------
I   Purchase Payments reduced            As of                     $90,000
    for Withdrawal                     10/2/2004               [= A - (A X G)]
----------------------------------------------------------------------------------
J   Death Benefit                      10/2/2004                   $90,000
                                                           (= greater of H and I)
----------------------------------------------------------------------------------
K   Account Balance                    10/1/2007                  $125,000
----------------------------------------------------------------------------------
L   Death Benefit (Highest          As of 10/1/2007               $125,000
    Account Balance)              (Fifth Anniversary)      (= greater of I and K)
----------------------------------------------------------------------------------
M   Account Balance                    10/2/2007                  $110,000
----------------------------------------------------------------------------------
N   Death Benefit                        As of                    $125,000
                                       10/2/2007           (= greatest of I, L, M)

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


Account Balances on 10/1/04 and 10/2/04 are assumed to be equal prior to the withdrawal.

                                   [GRAPHIC]
OPTIONAL BENEFITS

Please note that the decision to purchase optional benefits is made at the time of application and is irrevocable. The optional benefit is in effect until it terminates. Please note further that, in the case of the optional death benefits, the Earnings Preservation Benefit and Guaranteed Minimum Income Benefit, the annual increase amount and Highest Account Balance as of the applicable Contract Anniversary, is frozen at the Contract Anniversary immediately preceding your 81st birthday (unless you make additional purchase payments or subsequent partial withdrawals to determine the Highest Account Balance). You continue to bear the costs of these optional benefits after that date before you enter the income or pay-out period. With regard to the Guaranteed Minimum Income Benefit, you must be in the "pay-in" phase of the contract for a least 10 years prior to commencing income payments guaranteed by this benefit. Optional benefits are available subject to state approval.

ANNUAL STEP-UP DEATH BENEFIT


   You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

You may not purchase this benefit if you are 80 years of age or older.

The Annual Step-Up Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for a charge, in addition to the Basic Death Benefit charge, of 0.20% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


                                           Date                      Amount
                               ----------------------------- ----------------------
A   Initial Purchase                     10/1/2002                  $100,000
    Payment
-----------------------------------------------------------------------------------
B   Account Balance                      10/1/2003                  $104,000
                               (First Contract Anniversary)
-----------------------------------------------------------------------------------
C   Death Benefit                     As of 10/1/2003               $104,000
    (Highest Account                                         (= greater of A and B)
    Balance)
-----------------------------------------------------------------------------------
D   Account Balance                      10/1/2004                  $90,000
                               (Second Contract Anniversary)
-----------------------------------------------------------------------------------
E   Death Benefit                        10/1/2004                  $104,000
    (Highest                                                 (= greater of B and D)
    Contract Year Anniversary)
-----------------------------------------------------------------------------------
F   Withdrawal                           10/2/2004                   $9,000
-----------------------------------------------------------------------------------
G   Percentage                           10/2/2004                    10%
    Reduction in                                                    (= F/D)
    Account Balance
-----------------------------------------------------------------------------------
H   Account Balance                      10/2/2004                  $81,000
    after Withdrawal                                                (= D-F)
-----------------------------------------------------------------------------------
I   Highest Account                   As of 10/2/2004               $93,600
    Balance reduced
    for Withdrawal                                                (= E-(EXG))
-----------------------------------------------------------------------------------
J   Death Benefit                        10/2/2004                  $93,600
                                                             (= greater of H and I)
-----------------------------------------------------------------------------------


Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/04 and 10/2/04 are assumed to be equal prior to the withdrawal.

GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greatest of:

1. Your Account Balance; or

2. The annual increase amount which is equal to the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal (the withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal); or

3. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

You may not purchase this benefit if you are 80 years of age or older.

The Greater of Annual Step-Up or 5% Annual Increase Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for a charge, in addition to the Basic Death Benefit charge, of 0.35% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


                                       Date                         Amount
                           ----------------------------- ----------------------------
A   Initial Purchase                 10/1/2002                     $100,000
    Payment
-------------------------------------------------------------------------------------
B   Account Balance                  10/1/2003                     $104,000
                           (First Contract Anniversary)
-------------------------------------------------------------------------------------
C1  Account Balance                  10/1/2003                     $104,000
    (Highest Account                                        (= greater of A and B)
    Balance)
-------------------------------------------------------------------------------------
C2  5% Annual                        10/1/2003                     $105,000
    Increase Amount                                               (= AX1.05)
-------------------------------------------------------------------------------------
C3  Death Benefit                 As of 10/1/2003                  $105,000
                                                           (= greater of C1 and C2)
-------------------------------------------------------------------------------------
D   Account Balance                  10/1/2004                     $90,000
                           (Second Contract Anniversary)
-------------------------------------------------------------------------------------
E1  Highest Account                  10/1/2004                     $104,000
    Balance                                                (= greater of C1 and D)
-------------------------------------------------------------------------------------
E2  5% Annual                     As of 10/1/2004                  $110,250
    Increase Amount                                            (= AX1.05X1.05)
-------------------------------------------------------------------------------------
E3  Death Benefit                    10/1/2004                     $110,250
                                                           (= greater of E1 and E2)
-------------------------------------------------------------------------------------
F   Withdrawal                       10/2/2004                      $9,000
-------------------------------------------------------------------------------------
G   Percentage                       10/2/2004                       10%
    Reduction in                                                   (= F/D)
    Account Balance
-------------------------------------------------------------------------------------
H   Account Balance                  10/2/2004                     $81,000
    after Withdrawal                                               (= D-F)
-------------------------------------------------------------------------------------
I1  Highest Account               As of 10/2/2004                  $93,600
    Balance reduced                                             (= E1-(E1XG))
    for Withdrawal
-------------------------------------------------------------------------------------
I2  5% Annual                     As of 10/2/2004                  $99,239
    Increase Amount                                             (= E2-(E2XG).
    reduced for Withdrawal                               Note: E2 includes additional
                                                            day of interest at 5%)
-------------------------------------------------------------------------------------
I3  Death Benefit                    10/2/2004                     $99,239
                                                         (= greatest of H, I1 and I2)
-------------------------------------------------------------------------------------


Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/04 and 10/02/04 are assumed to be equal prior to the withdrawal.


All amounts are rounded to the nearest dollar.

EARNINGS PRESERVATION BENEFIT

You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay.

This benefit provides that an additional death benefit is payable equal to:

The difference between

1. Your death benefit (either the basic death benefit or an optional death benefit for which you pay an additional charge); and

2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:

1. The difference between

   a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal; and

   b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2. In each case, multiplied by the following percentage, depending upon your age when you purchased the Contract:


          Purchase Age                            Percentage

          Ages 69 or younger                          40%

          Ages 70-79                                  25%

          Ages 80 and above                            0%

You may not purchase this benefit if you are 80 years of age or older.

For purposes of the above calculation, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal plus applicable withdrawal charges divided by the Account Balance immediately before the withdrawal.

If the spouse continues the contract, the spouse can choose one of the following two options:

   . Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

   . Stop the Earnings Preservation Benefit. Then, the Account Balance is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.


If we do not receive notification from the surviving spouse either to elect to continue or to decline the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been declined.


If you are a natural person and you change ownership of the Deferred Annuity to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Balance on the date of the change in owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new owner as of the date of the change in owner.

If you are a non-natural person, the life of the annuitant is the basis for determining the additional death benefit. If there are joint owners, the oldest of the two will be used as a basis for determining the additional death benefit.

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


                                              Date          Amount
                                            --------- -------------------
       A   Purchase Payments Not Withdrawn  10/1/2002      $100,000
       ------------------------------------------------------------------
       B   Death Benefit                    10/1/2003      $105,000
       ------------------------------------------------------------------
       C   Additional Death Benefit         10/1/2003       $2,000
                                                       (= 40% x (B - A))
       ------------------------------------------------------------------
       D   Account Balance                  10/1/2004       $90,000
       ------------------------------------------------------------------
       E   Withdrawal                       10/2/2004       $9,000
       ------------------------------------------------------------------
       F   Account Balance after Withdrawal 10/2/2004       $81,000
                                                           (= D - E)
       ------------------------------------------------------------------
       G   Purchase Payments Not Withdrawn  10/2/2004       $91,000
                                                            (= A-E,
                                                       because there is
                                                          no gain at
                                                      time of withdrawal)
       ------------------------------------------------------------------
       H   Death Benefit                    10/2/2004       $99,239
       ------------------------------------------------------------------
       I   Additional Death Benefit                         $3,296
                                                       (= 40% x (H - G))
       ------------------------------------------------------------------


Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge from the Account Balance is included when determining the percentage of Account Balance withdrawn.

All amounts are rounded to the nearest dollar.

GUARANTEED MINIMUM INCOME BENEFIT (MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND ADVERTISING)
                                   [GRAPHIC]


MetLife makes available two versions of this benefit, but only one version will be offered in any particular state. If approved in your state, Version II of the GMIB will be available. Otherwise, Version I will be offered.



                                   VERSION I


You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity rather than the guaranteed amount purchased under this benefit. This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division.

This benefit may only be exercised by the owner no later than the Contract Anniversary immediately after the owner's 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. If you are a non-natural person, then the age of the annuitant is the basis for determining the birthday. Partial annuitization is not permitted under this optional benefit and no change in owners of the contract is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:


     Age at Pay-Out                Guarantee
-----------------------------------------------------
           80                       9 years
-----------------------------------------------------
           81                       8 years
-----------------------------------------------------
           82                       7 years
-----------------------------------------------------
           83                       6 years
-----------------------------------------------------
        84 and 85                   5 years
-----------------------------------------------------

The guaranteed minimum income base is equal to the greatest of:

1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 6% of the annual increase amount at the previous Contract Anniversary. If total withdrawals in a Contract Year are less than 6% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total partial withdrawals treated as a single withdrawal at the end of the Contract Year; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

This base is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age, sex and the income type you select. You may also choose to receive income payments by applying your Account Balance (less any premium taxes and applicable contract fees) to our then current annuity rates if that would produce greater income payments than those guaranteed under this benefit.

For purposes of determining the Highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

This option will terminate:

1. The 30th day following the Contract Anniversary immediately after the owner's 85th birthday;

2. When you take a total withdrawal of your Account Balance (A pro-rata portion of the charge will be applied);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (A pro-rata portion of the charge will be applied);

4. The owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Deferred Annuity, or the annuitant dies (if the owner is not a natural person); or

5. There is a change in owners, joint owners or annuitants (if the owner is a non-natural person).


The Guaranteed Minimum Income Benefit is available in Deferred Annuities purchased after April 30, 2003, for an additional charge of 0.50% (0.45% if purchased with either of the optional death benefits) of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003, the Deferred Annuity issued in New York State with this optional benefit and, when available, a Deferred Annuity issued in Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Classes Deferred Annuity.)



The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA Deferred Annuity with Guaranteed Minimum Income Benefit.


   EXAMPLE:
(This calculation ignores the impact of Highest Account Balance which could further increase the guaranteed minimum income base.)
   At issue, male, age 55
   Purchase Payment = $100,000.
   No additional purchase payments or partial withdrawals.
   Guaranteed minimum income base at age 65 = $100,000X1.06/10/ = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

   Guaranteed minimum income floor = guaranteed minimum income base applied to the Guaranteed Minimum Income Benefit annuity table.

   Guaranteed Minimum Income Benefit annuity factor, male, age 65 = $4.40 per month per $1,000 applied for lifetime income with 10 years guaranteed.

   $179,085 X $4.40 = $788 per month.
   $1,000

                                               Guaranteed
                                                Minimum
                       (Male)                    Income
                      Issue Age Age at Pay-Out   Floor
                      -----------------------------------
                         55           65         $  788
                      -----------------------------------
                                      70         $1,186
                      -----------------------------------
                                      75         $1,812
                      -----------------------------------

The above chart ignores the impact of premium and other taxes.


                                  VERSION II



You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity rather than the guaranteed amount purchased under this benefit. This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division.



This benefit may only be exercised by the owner no later than the Contract Anniversary on or following the owner's 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. If the owner is a non-natural person, then the age of the annuitant is the basis for determining the birthday. Partial annuitization is not permitted under this optional benefit and no change in owners of the contract is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.



The only income types available with purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:



                            Age at Pay-Out Guarantee
                            ------------------------
                                 80         9 years
                            ------------------------
                                 81         8 years
                            ------------------------
                                 82         7 years
                            ------------------------
                                 83         6 years
                            ------------------------
                              84 and 85     5 years
                            ------------------------



The guaranteed minimum income base is equal to the greatest of:



1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date on or following your 85th birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 5% of the annual increase amount at the previous Contract Anniversary and if these withdrawals are paid to you (or the annuitant if the Contract is owned by a non-natural person) or other payee we agree to. If total withdrawals in a Contract Year are less than or equal to 5% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total withdrawals treated as a single withdrawal at the end of the Contract Year. (For these purposes, all purchase payments credited within 120 days of the date we issued the Deferred Annuity will be treated as if they were received on the date we issued the Deferred Annuity). The annual increase amount does not change after the Contract Anniversary on or following your 85th birthday, except that it is increased for each subsequent purchase payment and reduced by each withdrawal as described here where the annual increase rate is set at 0%; or



2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:



   .  At issue, the highest Account Balance is your initial purchase payment;



   .  Increase the highest Account Balance by each subsequent purchase payment;



   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal;



   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.



   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:



      . Increase the highest Account Balance by each subsequent purchase payment or



      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal.



This base, less withdrawal charges applicable to a full withdrawal and any premium taxes that may apply, is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age, sex and the income type you select. You may also choose to receive income payments by applying your Account Balance (less any withdrawal charges, premium taxes and applicable contract fees) to our then current annuity rates if that would produce greater income payments than those guaranteed under this benefit.



For purposes of determining the Highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Withdrawals, however, reduce the Highest Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.



If you take a full withdrawal of your Account Balance, your Contract is terminated because it is inactive, or your Contract lapses, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In that case, your income payments under this benefit, if any, will be determined using the guaranteed minimum income base after the deduction of any applicable withdrawal adjustment due to the withdrawal, termination or lapse that resulted in a zero Account Balance.



If the guaranteed minimum income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to you instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently than annually.



This option will terminate:



1. The 30th day following the Contract Anniversary immediately on or after the owner's 85th birthday.



2. When you take a total withdrawal of your Account Balance (A pro-rata portion of the annual charge for this rider will be applied);



3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (A pro-rata portion of the charge will be applied);



4. The owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Deferred Annuity (if the spouse is less than age 85), or the annuitant dies (if the owner is not a natural person); or



5. There is a change in owners or joint owners or annuitants (if the owner is a non-natural person).



The Guaranteed Minimum Income Benefit is available for an additional charge of 0.50% (0.45% if purchased with either of the optional death benefits) of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003, a Deferred Annuity issued in New York State with this optional benefit, and, when available, a Deferred Annuity issued in Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)



The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA Deferred Annuity with the Guaranteed Minimum Income Benefit.



EXAMPLES



The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges.



(1)The 5% Compounding Income Base



   Determining a value upon which future income payments will be based



   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner's 85th birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges "the 5% Compounded Income Base") is the value upon which future income payments can be based.


                      [5% Compounding Income Base Chart]


   Determining your guaranteed lifetime income stream



   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Compounding Income

   Base is higher than the Highest Account Balance and will produce a higher income benefit. Accordingly, the 5% Compounding Income Base will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.


 [10 Year Waiting Period with 5% Compounding Income Base and Annuity for life
                                    CHART]


(2)The "Highest Account Balance" ("HAB")



   Determining a value upon which future income payments will be based



   Prior to annuitization, the Highest Account Balance begins to lock in growth. The Highest Account Balance is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Account Balance. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner' 81/st/ birthday. The Highest Account Balance also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Account Balance line is the value upon which future income payments can be based.


                 [Highest  Account Balance Income Base Chart]


   Determining your guaranteed lifetime income stream



   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Account Balance is higher than the Account Balance. Accordingly, the Highest Account Balance will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.


 [10 Year Waiting Period with Highest Account Balance Income Base and Annuity for Life Chart]

(3)Putting It All Together



   Prior to annuitization, the two income bases (the 5% Compounding Income Base and the Highest Account Balance) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the income bases and the Account Balance will cease to exist. Also, the Guaranteed Minimum Income Benefit may only be exercised no later than the Contract Anniversary on or following the Contract owner's 85th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.


    [10 Year Waiting Period with Highest Account Balance Income Base and 5%
                        Compounding Income Base Chart]

   With the Guaranteed Minimum Income Benefit, the two income bases are applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Balance would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.


    [10 Year Waiting Period with Highest Account Balance Income Base and 5%
          Compounding Income Base with Income Annuity for Life Chart]

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

PAY-OUT OPTIONS (OR INCOME OPTIONS)
[SIDEBAR: The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.]
                                   [GRAPHIC]
[SIDEBAR: You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.]

   You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available.
You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred
Annuity for any minimum time period before you may annuitize. However, the annuitant may not be older than 95 years old when you select a pay-out option (age 90 or ten years after you have purchased your Deferred Annuity in New York State). Although guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments.

[SIDEBAR: Should our current rates for a fixed pay-out option for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those quoted in your contract, we will use the current rates.]

When considering a pay-out option, you should think about whether you want:

[_] Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

[_] A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

By the time the annuitant reaches age 95 (age 90 or ten years after issue of your Deferred Annuity in New York State), and if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Account balance and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option.

INCOME PAYMENT TYPES

   Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

[SIDEBAR: Many times, the Owner and the Annuitant are the same person.]

There are three people who are involved in payments under your pay-out option:

[_]Owner: the person or entity which has all rights including the right to direct who receives payment.

[_]Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

[_]Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the owner dies.

[SIDEBAR: When deciding how to receive income, consider:
.. The amount of income you need;
.. The amount you expect to receive from other sources;
.. The growth potential of other investments; and .. How long you would like your income to be guaranteed.]
                                   [GRAPHIC]

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. We may limit income payment types offered to meet federal tax law requirements.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

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

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the investment divisions.

[GRAPHIC]

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS


Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against transfers.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.


AIR
[SIDEBAR: The AIR is stated in your contract and may range from 3% to 6%.]


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying portfolio minus the Separate Account charge is less than the AIR. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:


[_]First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;


[_]Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.


[_]Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


[_]Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATION PRIVILEGE




   During the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the investment division. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate it into an investment division. There is no withdrawal charge to make a reallocation.

                                   [GRAPHIC]


[SIDEBAR: Once you reallocate your income payment into the Fixed Income Option you may not later transfer it into an investment division.]



For us to process a reallocation, you must tell us:



[_]The percentage of the income payment to be reallocated;



[_]The investment divisions (or Fixed Income Option) to which you want to reallocate your income payment; and



[_]The investment divisions from which you want to reallocate your income payment.



We may require that you use our original forms to make reallocations.



We reserve the right to restrict reallocations to the Fixed Income Option (1) if the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate stated in your Deferred Annuity; or (2) your allocation and reallocations to the Fixed Income Option is equal to or exceeds our maximum


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
for the Fixed Account and Enhanced Dollar Cost Averaging Program allocations (e.g., $1,000,000).

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.


The income phase of the Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to: (1) defer the reallocation privilege at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law; (2) limit the number of reallocations you may make each Contract Year; (3) limit the dollar amount of the income payment that may be reallocated at any one time; (4) charge a reallocation fee; and (5) impose limitations and modifications where exercise of the reallocation privilege creates or would create a disadvantage to other contract owners. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each reallocation; and (2) requiring a signed, written request to make the reallocation. In addition, in accordance with applicable law, we reserve the right to modify or terminate the reallocation privilege at any time.





Reallocations will be made at the end of the business day at the close of the Exchange if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.


[SIDEBAR: The Separate Account charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.]

CHARGES


   You pay the Basic Death Benefit Separate Account charge for your contract class during the pay-out phase of the Deferred Annuity. In addition, you pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment.

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

                                   [GRAPHIC]
[SIDEBAR: Generally, your requests including all subsequent purchase payments are effective the day we receive them at your Administrative Office in good order.]


Send your purchase payments, by check or money order made payable to "MetLife," to your Administrative Office or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

[_]On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

[_]After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.


We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.


CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS


We permit you to request transactions by mail and telephone. We make Internet access available to you. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interests of the contract-holders or the Separate Account. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET


You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:


[_]Account Balance

[_]Unit Values

[_]Current rates for the Fixed Account

[_]Transfers

[_]Changes to investment strategies

[_]Changes in the allocation of future purchase payments.

                                   [GRAPHIC]

[SIDEBAR: You may authorize your sales representative to make transactions on your behalf. You must complete our form and we must agree.]
Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.


We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

[_]any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

[_]any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH


If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the the death benefit instead. If the beneficiary is your spouse, the spouse may be substituted as the owner of the Deferred Annuity and continue the contract. We permit the beneficiary of a Traditional IRA Deferred Annuity to hold the Deferred Annuity in your name for his/her benefit. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.


THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from you. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, including those who engage in market timing transactions.


VALUATION -- SUSPENSION OF PAYMENTS


We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.



When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.



We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:


[_]rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

[_]during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE


     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

                                   [GRAPHIC]

[SIDEBAR: All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.]

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually; for the money market investment division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Basic Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges and the charge for the Earnings Preservation Benefit or Guaranteed Minimum Income Benefit. Withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, (with the Basic Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They do not assume the charges for the Earnings Preservation Benefit or Guaranteed Minimum Income Benefit.

Performance figures will vary among the various classes of the Deferred Annuities and the investment divisions as a result of different Separate Account charges and withdrawal charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Basic Death Benefit. The information does not assume the charges for the Earnings Preservation Benefit or Guaranteed Minimum Income Benefit. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the

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
illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

     We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

[_] To operate the Separate Account in any form permitted by law.


[_] To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.


[_] To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

[_] To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

[_] To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.


VOTING RIGHTS

   Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning Metropolitan Fund, Met Investors Fund or
American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, the Met Investors Fund or the American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

[_]The shares for which voting instructions are received, and

[_]The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES


   All Deferred Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a



[GRAPHIC]

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broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.


The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.


We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we may pay an amount up to 1% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances, and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.



The investment advisers of the Portfolios or their affiliates may compensate us and/or certain of our affiliates for administration, distribution or other services relating to the Portfolios. The compensation is based on assets of the Portfolios attributable to the Deferred and Income Annuities and certain other variable insurance products that we and our affiliates issue. We are also paid the plan 12b-1 fees from the Portfolios that have such fees. Some of the Portfolios or their advisers (or other affiliates) may pay us more than others and the amounts paid may be significant. Our affiliates may also receive brokerage commissions on securities transactions initiated by an investment adviser.


FINANCIAL STATEMENTS


   The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte
& Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP and SIMPLE IRA Deferred Annuity.

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

INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law.

                                   [GRAPHIC]
[SIDEBAR: Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.]

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also an owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL


   Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.


We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

                                   [GRAPHIC]
When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

[_] annuity you purchase (e.g., Non-Qualified or IRA); and

[_] payment method or income payment type you elect.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                          Type of Contract
                                        --------------------
                                           Non    Trad. Roth SIMPLE
                                        Qualified  IRA  IRA   IRA*  SEP
                                        --------- ----- ---- ------ ---

In a series of substantially equal
payments made annually (or more
frequently) for life or life expectancy
(SEPP)                                      x       x    x     x     x

After you die                               x       x    x     x     x

After you become totally disabled (as
defined in the Code)                        x       x    x     x     x

To pay deductible medical expenses                  x    x     x     x

To pay medical insurance premiums
if you are unemployed                               x    x     x     x

For qualified higher education
expenses, or                                        x    x     x     x

For qualified first time home
purchases up to $10,000                             x    x     x     x

After December 31, 1999 for IRS
levies                                              x    x     x     x

Certain immediate income annuities
providing a series of substantially
equal periodic payments made
annually (or more frequently) over
the specified payment period                x

* For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.


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

SEPARATE ACCOUNT CHARGES

It is possible that the Internal Revenue Service ("IRS") may take a position that charges for certain death benefits and/or other optional benefits are deemed to be taxable distributions to you, which may be subject to ordinary income taxes and the 10% penalty tax if you are under age 59 1/2. You should consult your tax adviser regarding your death benefit and other optional benefits prior to selecting any optional benefit under the Deferred Annuity.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest.

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


If you have not attained age 59 1/2 at the time you decide to annuitize your Deferred Annuity and you intend that your income payments meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.


[SIDEBAR: You may combine the money required to be withdrawn from each of your Traditional IRAs and SEPs and withdraw this amount from any one or more of them.]

MINIMUM DISTRIBUTION REQUIREMENTS FOR TRADITIONAL IRAS AND SEPS




Generally, for Traditional IRAs, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.



Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:



[_]The year you turn age 70 1/2 or

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[_]Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.



Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.



It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.



In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.



If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.




[SIDEBAR: After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.]

NON-QUALIFIED ANNUITIES


[_]Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the contract.


[_]Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

[_]Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

[_]When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

[_]Deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

[_]In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest.


[_]Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


[_]Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.


[_]Possible taxation as if you were the owner of your portion of the Separate
   Account's assets.


[_]Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.


We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contractholders in the investment divisions from adverse tax consequences.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as:

[_]First coming from earnings (and thus subject to income tax); and

[_]Then from your purchase payments (which are not subject to income tax).

[_]This rule does not apply to payments made pursuant to an income pay-out option under your contract.

[_]In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME PAYMENTS


Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:


[_]A non-taxable return of your purchase payments; and

[_]A taxable payment of earnings.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.


The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.



We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.





If the amount of income payments received in any calendar year is less than the exclusion amount applicable to the year, you may generally elect the year in which to begin to apply the excess over the remaining income stream.


[SIDEBAR: If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner, he or she may elect to continue as "owner" of the contract.]

DEATH BENEFITS


The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).



If you die before the annuity starting date, as defined under Treasury Regulations, payment of your entire interest in the contract must be made within five years of the date of your death or payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

Where the owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS]

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

                                   [GRAPHIC]

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.


The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has been approved by the IRS as to form.


Consult your tax adviser prior to the purchase of the contract as a Traditional, Roth IRA, SIMPLE IRA or SEP.

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:

[_]increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

[_]adding "catch-up" contributions for taxpayers age 50 and above; and

[_]adding enhanced portability features.

You should consult your tax adviser regarding these changes.


Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.


Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.

[_]You must be both the owner and the annuitant under the contract.

[_]Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the contract.


[_]You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.


[SIDEBAR: In some cases, your purchase payments may be tax deductible.]

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:


[_]Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount each year ($3,000 for 2004.) This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions.


[_]Beginning in 2002, individuals age 50 or older can make an additional
   "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

[_]Purchase payments in excess of allocable amounts may be subject to a penalty tax.

[_]Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.


[_]These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.


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[_]If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

[_]If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.


Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2004, if you are an "active participant" in another retirement plan and if your adjusted gross income is $45,000 or less ($65,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $55,000 ($75,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


WITHDRAWALS AND INCOME PAYMENTS


Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.



We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the

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year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age
70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS


[SIDEBAR: For 2004 annual purchase payments to your Traditional IRAs and Roth IRAs, the aggregate may not exceed the lesser of $3,000 or 100% of your compensation as defined by the Code for individuals under age 50.]



Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount ($3,000 for tax year 2004), including contributions to all your Traditional and Roth IRAs). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). In 2004 individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006. You may contribute up to the annual purchase payment limit, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your modified adjusted gross income is between:



         Status                Income
         ------                ------
       Individual         $95,000-$110,000
 Married filing jointly   $150,000-$160,000
Married filing separately    $0-$10,000

.. Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

..  You can contribute to a Roth IRA after age 70 1/2.

.. If you exceed the purchase payment limits you may be subject to a tax penalty.

.. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

[GRAPHIC]

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

[_]The withdrawal is made:

.. At least five taxable years after your first purchase payment to a Roth IRA, and

[_]The withdrawal is made:

..  On or after the date you reach age 59 1/2;

..  Upon your death or disability; or

..  For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

[_]The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

[_]The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

[_]The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

[_]We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.



CONVERSION
[SIDEBAR: If you are married but file separately, you may not convert an existing IRA into a Roth IRA.]

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.


If you are married but file separately, you may not convert a Traditional IRA into a ROTH IRA.


Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the tax treatment of certain SIMPLE IRA transfers and rollovers. Please consult your tax advisor; see the SAI for additional information.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                                       PAGE

     COVER PAGE.......................................................   1

     TABLE OF CONTENTS................................................   1

     INDEPENDENT AUDITORS.............................................   2

     DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
       ANNUITIES......................................................   2

     EXPERIENCE FACTOR................................................   2

     VARIABLE INCOME PAYMENTS.........................................   2

     INVESTMENT MANAGEMENT FEES.......................................   5

     ADVERTISEMENT OF THE SEPARATE ACCOUNT............................   8

     VOTING RIGHTS....................................................  11

     ERISA............................................................  12

     TAXES--SIMPLE IRAS ELIGIBILITY AND CONTRIBUTIONS.................  12

     ACCUMULATION UNIT VALUES TABLES..................................  14

     FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.....................

     FINANCIAL STATEMENTS OF METLIFE..................................

                                   [GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.
                                   [GRAPHIC]


                                     Non-Qualified IRA and SEP,
                                     Annuities     Annuities(1)
                California.......... 2.35%         0.5%(2)
                Maine............... 2.0%          --
                Nevada.............. 3.5%          --
                Puerto Rico......... 1.0%          1.0%
                South Dakota........ 1.25%         --
                West Virginia....... 1.0%          1.0%
                Wyoming............. 1.0%          --

-----------
/1/Premium tax rates applicable to IRA and SEP annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA and SEP Annuities."

/2/With respect to annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

PEANUTS (C) United Feature Syndicate, Inc.


(C) 2004 Metropolitan Life Insurance Company

                          Request For a Statement of
                   Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and
    Met Investors Series Trust

[_] American Funds Insurance Series

[_] I have changed my address. My current address is:

________________________
                                                Name __________________________
    (Contract Number)

                                             Address __________________________

________________________
                                                      _________________________
      (Signature)
                                                                            zip


Metropolitan Life Insurance Company
Attn: Fulfillment Unit - PPS
1600 Division Road
West Warwick, RI 02893

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

    Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

                                 INTRODUCTION

    The prospectus included in the Form N-4 for Metropolitan Life Separate Account E include illustrations using various characters from the PEANUTS(R) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

                                  CHARACTERS

    Snoopy--A Beagle dog
    Charlie Brown--A little boy with zigzag pattern on shirt
    Woodstock--A small bird
    Lucy--A little brunette girl
    Linus--A younger little boy with stripped shirt (Lucy's brother) Marcie--A little brunette girl with glasses
    Franklin--A curly haired little boy
    Pigpen--A little boy with dust cloud and smudged face
    Peppermint Patty--An athletic girl with freckles, page boy haircut and sandals
    Sally--A little blond girl with curls on top (Charlie Brown's sister)


                                                    Page
                                                    ----
 1.  Snoopy as MetLife Representative with         Page 1  cover
     briefcase straightening bow tie

 2. Charlie Brown on step ladder looking at fold Page 4 Table of Contents out map

 3.  Snoopy in suit with pointer                   Page 5  Important Terms You Should Know

 4.  Snoopy as MetLife Representative listening    Page 29 MetLife
     to crowd of Woodstocks

 5.  Snoopy and Woodstock balanced on seesaw       Page 30 Variable Annuities

 6.  Woodstock making calculations on paper with   Page 31 Classes of the Deferred Annuity
     pencil

 7.  Snoopy reading menu at restaurant table       Page 35 Your Investment Choices

 8.  Linus building sand castle                    Page 37 Deferred Annuities

 9.  The Equity Generator/SM/ icon--Safe with      Page 39 The Equity Generator
     arrow pointing to three dimensional graph

10.  The Rebalancer/SM/ icon--A pie chart with     Page 39 The Rebalancer
     arrows around circumference

11.  The Index Selector/SM/ icon--A world globe    Page 40 The Index Selector
     with arrows around it

12.  The Allocator/SM/--A hourglass with safe in   Page 40 The Allocator
     top portion with arrow to a
     three dimensional chart in the bottom portion

13.  Snoopy as MetLife Representative typing at    Page 42 Allocation of Purchase Payments
     computer

14.  Marcie at desk with adding machine reviewing  Page 44 The Value of Your Investment numbers

                                                                                  Page
                                                                                  ----

15. Charlie Brown struggling to reach into jar of money                          Page 46 Access to Your Money

16. Snoopy as WWI flying ace dispatching Woodstocks with checks                  Page 46 Systematic Withdrawal Program

17. Woodstock with accountant's visor and adding machine                         Page 47 Separate Account Charge

18. Franklin with magnifying glass                                               Page 50 When No Withdrawal Charge Applies

19. Marcie reading a paper                                                       Page 52 Free Look

20. Lucy with magnifying glass studying a piece of paper                         Page 56 Optional Benefits

21. Woodstock moving money bag from one pile of money bags to another            Page 62 Guaranteed Minimum Income Benefit

22. Snoopy floating in innertube with glasses and drink                          Page 71 Pay-Out Options (or Income Options)

23. Snoopy lounging on beach chair with sunglasses and drink                     Page 72 Lifetime Income Annuity for Two with a
                                                                                         Guarantee Period

24. Woodstock writing out a check                                                Page 73 Minimum Size of Your Income Payment

25. Woodstock moving money bag from one pile of money bags to another            Page 74 Reallocation Privilege

26. Charlie Brown receiving letter at mail box                                   Page 76 Purchase Payments

27. Charlie Brown listening on telephone                                         Page 77 Processing Transactions--By Telephone
                                                                                         or Internet

28. "Colonial" Snoopy as town cryer                                              Page 79 Advertising Performance

29. Snoopy as MetLife Representative shaking paw/wing with Woodstock             Page 82 Who Sells the Deferred Annuities

30. Snoopy as "Uncle Sam" presenting a tax bill                                  Page 85 Income Taxes--General

31. Piggybank with "Do not open until age 59 1/2" printed on side                Page 86 Income Taxes--Withdrawals

32. Linus "walking" the hoop with "IRAs" on side                                 Page 91 Income Taxes--IRAs

33. Woodstock flying with check                                                  Page 95 Roth IRA Annuities--Withdrawals

34. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen, Linus and Peppermint Patty    Page 97 Table of Contents for the SAI

35. Lucy in her advice box with "TAXES--The Expert is in" printed on it advising Page 98 Premium Tax Table
    Peppermint Patty and Sally

                      Metropolitan Life Insurance Company
                     Metropolitan Life Separate Account E

        Preference Plus Select(R) Individual Variable Annuity Contracts

                      STATEMENT OF ADDITIONAL INFORMATION

                               Form N-4   Part B


                                  May 1, 2004

     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for Preference Plus Select Deferred Annuities dated May 1, 2004 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life insurance Company, Attn: Fulfillment Unit-PPS, 1600 Division Road, West Warwick, RI 02893.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust ("Met Investors Fund") and the American Funds Insurance Series ("American Funds") are attached at the end of this Statement of Additional Information.



     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled "Important Terms You Should Know" of the Prospectus for Preference Plus Select Individual Annuity Contracts dated May 1, 2004.


                              -------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Independent Auditors......................................................   2
Distribution of Certificates and Interests in the Deferred Annuities......   2
Experience Factor.........................................................   2
Variable Income Payments..................................................   2
Investment Management Fees................................................   5
Advertisement of the Separate Account.....................................   8
Voting Rights.............................................................  11
ERISA.....................................................................  12
Taxes-SIMPLE IRAs Eligibility and Contributions...........................  12
Accumulation Unit Values Tables ..........................................  14
Financial Statements of Separate Account..................................
Financial Statements of MetLife...........................................

                              -------------------

INDEPENDENT AUDITORS

     The financial statements for Metropolitan Life Insurance Company and Metropolitan Life Separate Account E included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES

     MetLife is both the depositor and the underwriter (issuer) of the annuities.


     The certificates and interests in the Deferred Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.



     The offering of all Deferred Annuities is continuous. Owners under Deferred Annuities may not be offered all funding choices. Each contract will indicate those investment choices available under the Deferred Annuity.


Withdrawal Charge



     The total amount of withdrawal charges paid and retained by MetLife for the years ended December 31, 2001, 2002 and 2003 were $0, $301,339.86 and ______
respectively.


EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity. Below is a chart of the daily factors for each class of the Deferred Annuity and the various death benefits and Earnings Preservation Benefit:

Separate Account Charges for all investment divisions except American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization (Daily Factor)



                           B Class      Bonus Class (Years 1-7)*   C Class      L Class
                        --------------  ------------------------ -----------  -----------

Basic Death Benefit      0.000034247    0.000046575              0.000045205  0.000041096
Annual Step Up
  Death Benefit          0.000039726    0.000052055              0.000050685  0.000046575
Greater of Annual
  Step Up or 5%
  Annual Increase
  Death Benefit          0.000043836    0.000056164              0.000054795  0.000050685
Additional Charge for
  Earnings Preservation
  Benefit                0.000006849    0.000006849              0.000006849  0.000006849



*Applies only for the first seven years; Separate Account charges are reduced after seven years to those of B Class.



Separate Account Charges for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Investment Divisions (Daily Factor)



                           B Class      Bonus Class (Years 1-7)*   C Class      L Class
                        --------------  ------------------------ -----------  -----------

Basic Death Benefit      0.000038356    0.000050685              0.000049315  0.000045205
Annual Step Up
  Death Benefit          0.000043836    0.000056164              0.000054795  0.000050685
Greater of Annual
  Step Up or 5%
  Annual Increase
  Death Benefit          0.000047945    0.000060274              0.000058904  0.000054795
Additional Charge for
  Earnings Preservation
  Benefit                0.000006849    0.000006849              0.000006849  0.000006849


*Applies only for the first seven years; Separate Account charges are reduced after seven years to those of B Class.



VARIABLE INCOME PAYMENTS

Assumed Investment Return (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

Amount of Income Payments

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Deferred Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the contract if no reallocating are made.


     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or lesser than the AIR and Separate Account charges.

     Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current rates for that contract class, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the annuitant will be given the benefit of the new rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity and may be less than the currently issued single payment immediate annuity contract rates.

Annuity Unit Value

     The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)


Reallocation Privilege

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

.. First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

.. Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

.. Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;

.. Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

.. Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 + $100) or $50, and your income payment supported by investment division A will be decreased by $40.

.. Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40.


Calculating the Annuity Unit Value


     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.



     To calculate an Annuity Unit Value, we first divide the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is 1.00009989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

    The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               Illustration of Calculation of Annuity Unit Value

1. Annuity Unit Value, beginning of period ........................ $ 10.20000

2. "Experience factor" for period .................................   1.023558


3. Daily adjustment for 4% Assumed Investment Return ..............  .99989255


4. (2) X (3) ......................................................   1.023448

5. Annuity Unit Value, end of period (1) X (4) .................... $ 10.43917


                       Illustration of Annuity Payments
(Assumes the first monthly payment is made within 10 days of the issue date of the Income Annuity)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

1. Number of Accumulation Units as of Annuity Date ................   1,500.00

2. Accumulation Unit Value ........................................ $ 11.80000

3. Accumulation Unit Value of the Deferred Annuity (1) X (2) ...... $17,700.00

4. First monthly income payment per $1,000 of Accumulation Value .. $     5.63

5. First monthly income payment (3) X (4) / 1,000 ................. $    99.65

6. Assume Annuity Unit Value as of Annuity Date equal to .......... $ 10.80000

7. Number of Annuity Units (5) / (6) .............................. $   9.2269

8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment) ................................................. $ 10.97000

9. Second monthly Annuity Payment (7) X (8) ....................... $   101.22

10. Assume Annuity Unit Value for third month equal to ............ $ 10.52684

11. Next monthly Annuity Payment (7) X (10) ....................... $    97.13

Determining the Variable Income Payment


   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS


     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund, an investment management fee.


     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:


                                          AVERAGE                ANNUAL
                                         DAILY NET             PERCENTAGE
PORTFOLIO                            ASSET VALUE LEVELS           RATE
----------------------------------   -----------------       ------------
State Street Research Investment     1st $500 Million                .55%
 Trust                               next $500 million               .50%
                                     over $1 billion                 .45%
State Street Research Diversified    1st $500 million                .50%
                                     next $500 million               .45%
                                     over $1 billion                 .40%
State Street Research                1st $500 million                .75%
 Aggressive Growth                   next $500 million               .70%
                                     over $1 billion                 .65%
Met/Putnam Voyager                   1st $500 million                .80%
                                     next $500 million               .75%
                                     over $1 billion                 .70%
State Street Research Aurora         1st $500 million                .85%
                                     next $500 million               .80%
                                     over $1 billion                 .75%
State Street Research                1st $250 million                .70%
 Large Cap Value                     next $500 million               .65%
                                     over $750 million               .60%
FI International Stock (formerly,    1st $500 million                .86%
 Putnam International Stock)         next $500 million               .80%
                                     over $1 billion                 .75%
T. Rowe Price Small Cap Growth       1st $100 million                .55%
                                     next $300 million               .50%
                                     over $400 million               .45%
T. Rowe Price Large Cap Growth       1st $50 million                 .70%
                                     over $50 million                .60%
FI Mid Cap Opportunities (formerly,  1st $100 million                .75%
 Janus Mid Cap)                      next $400 million               .70%
                                     over $500 million               .65%
Scudder Global Equity                1st $50 million                 .90%
                                     next $50 million                .55%
                                     next $400 million               .50%
                                     over $500 million              .475%
Harris Oakmark Large Cap Value       1st $250 million                .75%
                                     over $250 million               .70%
Neuberger Berman Partners            1st $100 million                .70%
 Mid Cap Value                       next $250 million              .675%
                                     next $500 million               .65%
                                     next $750 million              .625%
                                     over $1.6 billion               .60%
Franklin Templeton Small Cap         1st $500 million                .90%
 Growth                              over $500 million               .85%
MetLife Stock Index                  All Assets                      .25%
Lehman Brothers(R) Aggregate         All Assets                      .25%
 Bond Index
Russell 2000(R) Index                All Assets                      .25%
Morgan Stanley EAFE(R) Index         All Assets                      .30%
MetLife Mid Cap Stock Index          All Assets                      .25%
State Street Research                1st $1 billion                  .35%
 Money Market                        next $1 billion                 .30%
                                     over $2 billion                 .25%




                                          AVERAGE                ANNUAL
                                         DAILY NET             PERCENTAGE
SERIES                               ASSET VALUE LEVELS           RATE
--------------------------           ------------------        ----------

Loomis Sayles Small Cap              1st $500 million amounts        .90%
                                     Over $500 million               .85%
Harris Oakmark Focused               1st $1 billion                  .75%
 Value                               Over $1 billion                 .70%
Davis Venture Value                  the first $1 billion            .75%
                                     amounts
                                     in excess of $1 billion         .70%
                                     amounts
Salomon Brothers Strategic           all assets                      .65%
 Opportunities Bond
Salomon Brothers U.S.                all assets                      .55%
 Government
MFS Investors Trust                  all assets                      .75%

State Street Research
 Bond Income                         1st $1 billion                  .40%
                                     next $1 billion                 .35%
                                     next $1 billion                 .30%
                                     over $3 billion                 .25%

FI Value Leaders                     the first $200 million          .70%
                                     next $300 million               .65%
                                     next $1.5 billion               .60%
                                     over $2 billion                 .55%

MFS Total Return                     all assets                      .50%

State Street Research                First $1 billion                .73%
Large Cap Growth                     Over $1 billion                 .65%



     MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund Portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.


SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
---------------------------------------------------
Metropolitan Life Insurance       MetLife Stock Index
  Company                         Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanley EAFE(R) Index
                                  MetLife Mid Cap Stock Index
State Street Research &           State Street Research Large Cap Value
  Management Company(1)           State Street Research
                                  Diversified
                                  State Street Research
                                  Bond Income
                                  State Street Research
                                  Investment Trust
                                  State Street Research
                                  Aggressive Growth
                                  State Street Research Aurora
                                  State Street Research Large Cap Growth
                                  State Street Research Money Market
Putnam Investment Management,     Met/Putnam Voyager
  Inc.

T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
Deutsche Investment Management
  Americas Inc.                   Scudder Global Equity
Harris Associates, L.P.           Harris Oakmark Large Cap Value
                                  Harris Oakmark Focused Value
Neuberger Berman Management       Neuberger Berman Partners Mid
  Incorporated                    Cap Value
Franklin Advisers, Inc.           Franklin Templeton Small Cap Growth
Salomon Brothers Asset            Salomon Brothers U.S.
Management Inc.                       Government
                                  Salomon Brothers Strategic
                                     Opportunities Bond
Massachusetts Financial Services  MFS Investors Trust
Company                           MFS Total Return
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap
Fidelity Management &             FI Value Leaders
Research Company                  FI Mid Cap Opportunities
                                  FI International Stock


(1) State Street Research & Management Company is one of our subsidiaries.

MET INVESTORS ADVISORY LLC

     Met Investors Advisory LLC, a MetLife affiliate, the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of the Met Investors Fund Portfolios.

     As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:


PORTFOLIO                                         ADVISORY FEE
--------------------------------------------------------------------------------
PIMCO Total Return                      0.50%
PIMCO Innovation                        0.95%
MFS Research International              0.80% of first $200 million of
                                        such assets plus
                                        0.75% of such assets over $200
                                        million up to $500 million plus
                                        0.70% of such assets over $500
                                        million up to $1 billion plus
                                        0.65% of such assets over $1
                                        billion
Harris Oakmark International            0.85% of first $500 million plus
                                        0.80% of assets over $500 million
Met/AIM Small Cap Growth                0.90%
Met/AIM Mid Cap Core Equity             0.75% of first $150 million plus
                                        0.70% of assets over $150 million.
Lord Abbett Bond Debenture              0.60% of first $500 million plus
                                        0.55% of assets over $500 million
Janus Aggressive Growth                 0.80% of first $100 million of
                                        such assets plus
                                        0.75% of such assets over $100
                                        million up to $500 million plus
                                        0.70% of such assets over $500
                                        million
Neuberger Berman Real Estate            0.70% of first $200 million plus
                                        0.65% up to $750 million plus
                                        0.55% of assets over $750 million
T. Rowe Price Mid-Cap Growth            0.75%



     Met Investors Advisory LLC pays each Met Investors Fund Portfolios' sub-investment adviser a fee based on a percentage of the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.

     Massachusetts Financial Services Company is the investment adviser to the MFS Research International Portfolio. T. Rowe Price Associates, Inc. is the sub-investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. Pacific Investment Management Company LLC is the investment adviser to PIMCO Total Return Portfolio. PIMCO Equity Advisors LLC is the sub-investment adviser to the PIMCO Innovation Portfolio.

     Lord, Abbett & Co. is the sub-investment adviser to the Lord Abbett Bond Debenture Portfolio. Harris Associates L.P. is the sub-investment adviser to the Harris Oakmark International Portfolio. A I M Capital Management, Inc. is the sub-investment adviser to the Met/AIM Small Cap Growth and the Met/AIM Mid Cap Core Equity Portfolios.

Janus Capital Management LLC is the sub-investment adviser to the Janus Aggressive Growth Portfolio.

Neuberger Berman Management Incorporated is the sub-investment adviser to the Neuberger Berman Real Estate Portfolio.



T. ROWE
CAPITAL RESEARCH AND MANAGEMENT COMPANY



     As compensation for its services, Capital Research and Management Company, the American Funds' investment adviser, receives a monthly fee which is accrued daily, calculated at the annual rate of: American Funds Global Small Capitalization Portfolio: .80% of the first $600 million of net assets, plus 0.74% on net assets in excess of $600 million; American Funds Growth Portfolio:
0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets in excess of $13.0 billion; and American Funds Growth-Income Portfolio: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets in excess of $10.5 billion.

     The Metropolitan Fund, the Met Investors Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of the Preference Plus Select Prospectus.

ADVERTISEMENT OF THE SEPARATE ACCOUNT


     From time to time we advertise the performance of various Separate Account investment divisions. For the investment divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b+1)/6/-1], where "a" represents
                                     ---
                                     cd
dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. For the money market investment division, we state yield for a seven day period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\/UV\0\ (annualization factor)]-1, where UV\1\ represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a withdrawal charge for the Deferred Annuities, of up to 9% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)/n/=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10- year period (or fractional portion). Performance figures will vary among the various classes of the Deferred Annuities and the investment divisions as a result of different Separate Account charges and withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity.

     Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, and American Funds and may assume that the Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.


     Historical performance information should not be relied on as a guarantee of future performance results.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500(TM) Growth Index, the Russell(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     Performance may be shown for certain investment strategies that are made available under the Deferred Annuities. The first is the "Equity Generator."

Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Account is transferred to an investment division. The second strategy is the "Index Selector/SM/". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Account (or the Money Market Investment Division for the C Class Deferred Annuity or a Deferred Annuity, when available, with an optional Guaranteed Minimum Income Benefit issued in New York State) in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Account (or Money Market investment division) back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.


     An "Equity Generator Return"
or "Index Selector Return" for a model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred other or unrelated transactions. We assume the Separate Account charge reflects the Basic Death Benefit. The information does not assume the charges for the Earnings Preservation Benefit or Guaranteed Minimum Income Benefit. We may also show Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.



For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.


Past performance is no guarantee of future results.


We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.


We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.


We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.


We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.


We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.


Any illustration should not be relied on as a guarantee of future results.



VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified retirement plans do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.


     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity, in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

Disregarding voting instructions


     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment adviser or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or Met Investors Fund's or American Funds' boards of directors, provided
MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

   If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

   Generally, the spouse must give qualified consent whenever you elect to:

     a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("OPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

     b. make certain withdrawals under plans for which a qualified consent is required;

     c. name someone other than the spouse as your beneficiary;

     d. use your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the OPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the OPSA ends on the date of your death.

   If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.


TAXES-SIMPLE IRAs
ELIGIBILITY AND CONTRIBUTIONS
To be eligible to establish a SIMPLE IRA plan, your employer must have no more than 100 employees and the SIMPLE IRA plan must be the only tax qualified retirement plan maintained by your employer. Many of the same tax rules that apply to Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.

If you are participating in a SIMPLE IRA plan you may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of up to the limits in the table shown below.


Note: The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increased the maximum annual contribution limits for SIMPLE IRA's and added an additional "catch-up" provision for taxpayers age 50 and above. For 2004, the maximum annual contribution limit will increase to $9,000.00 and participants 50 or older may contribute an additional $1,500. The table below shows the deductible amount for each year including the increase in the deductible amount for the 50+catch-up, as provided under EGTRRA. The contribution limits in excess of $6,000 as provided under EGTRRA are set to return to the pre-EGTRRA limits after 2010 unless further action is taken by Congress.



     For tax years    Contribution limit for      Limit for taxpayers
    beginning in     taxpayers under age 50       age 50 and older
    ------------     ----------------------      -------------------
        2004               9,000                       10,500

        2005              10,000                       12,000

        2006              10,000                       12,500
    and thereafter


    Note: the Contribution limit above will be adjusted for inflation in years after 2006.

These contributions, not including the age 50+catch up, (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:


 For taxable years
Beginning in calendar year                   Applicable Dollar Limit
--------------------------------------------------------------------

      2004                                        13,000
      2005                                        14,000
      2006 and thereafter                         15,000


You may also make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.

You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.

ROLLOVERS
Tax-free rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.

In order to be a tax-free rollover from your SIMPLE IRA, the money must generally be transferred into the new SIMPLE IRA (or Traditional IRA after two years) within 60 days of the distribution.

The rollover is "tax-free" in that no income tax will be due on account of the distribution or transfer. The funds rolled over, in addition to any annual contributions made to the new IRA and any earnings thereon are ultimately taxed when they are distributed from the new IRA

Accumulation Unit Values Tables


     These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Deferred Annuity for each investment division from year-end to year-end (except the highest possible and lowest possible mix which are in the prospectus). The accumulation unit values reflect 12b-1 plan fees for the Metropolitan Fund and the Met Investors Fund Portfolios in effect for the Deferred Annuity for periods prior to May 1, 2004. These Portfolio 12b-1 plan fees were lower than those currently available under the Deferred Annuity. Had the Portfolio 12b-1 plan fees currently available under the Deferred Annuity been in effect during these prior time periods, the accumulation unit values in these charts would have been lower. In addition, charges for certain optional benefits were in effect prior to May 1, 2003. Therefore, the accumulation unit value prior to May 1, 2003, for Deferred Annuities with these optional benefits reflect the lower charges then in effect. Values after April 30, 2003, reflect the higher charges currently in effect. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, this charge is not reflected in the Accumulation Unit Value. However, purchasing this option will result in a higher charge.


                                Table A
                      C Class and Basic Death Benefit

                                                                                                              Number of
                                                                   Beginning of Year       End of Year    Accumulation Units
                                                                      Accumulation        Accumulation      End of Year (In
                                                              Year     Unit Value          Unit Value         Thousands)
State Street Research Money Market Division/(f)/              2003       $                   $

Salomon Brothers U.S. Government Division/(c)/                2003       $15.36              $
                                                              2002        14.51              $15.36              77.3942
                                                              2001        14.25               14.51                    0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.25
                                                              2002        11.32               12.25              96.3369
                                                              2001        11.11               11.32                    0

State Street Research Bond Income Division/(a)/               2003        42.83
                                                              2002        40.27               42.83              10.2593
                                                              2001        39.23               40.27                    0

PIMCO Total Return Division/(c)/                              2003        11.21
                                                              2002        10.42               11.21              55.2510
                                                              2001        10.24               10.42                    0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.79
                                                              2002        15.61               16.79              12.2335
                                                              2001        15.32               15.61                    0

State Street Research Diversified Division/(c)/               2003        29.49
                                                              2002        34.84               29.49              10.7653
                                                              2001        35.78               34.84                    0

MetLife Stock Index Division/(c)/                             2003        26.67
                                                              2002        34.95               26.67              42.2621
                                                              2001        37.05               34.95                    0

American Funds Growth-Income Division/(c)/                    2003        63.74
                                                              2002        79.47               63.74               6.5416
                                                              2001        82.85               79.47                    0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.61
                                                              2002        11.40                9.61              33.3480
                                                              2001        11.58               11.40                    0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.62
                                                              2002        11.43                8.62               4.8255
                                                              2001        11.58               11.43                    0

MFS Investors Trust Division/(c)/                             2003         6.46
                                                              2002         8.24                6.46               0.3980
                                                              2001         8.67                8.24                    0

State Street Research Investment Trust Division/(c)/          2003        45.63
                                                              2002        62.87               45.63               2.2849
                                                              2001        67.43               62.87                    0

MFS Research Managers Division/(c)(g)/                        2003         6.18
                                                              2002         8.28                6.18               1.5090
                                                              2001         9.34                8.28                    0

American Funds Growth Division/(c)/                           2003        79.27
                                                              2002       106.85               79.27               4.6474
                                                              2001       118.09              106.85                    0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.27
                                                              2002         7.73                5.27               4.9487
                                                              2001         8.86                7.73                    0

Davis Venture Value Division/(c)/                             2003        21.32
                                                              2002        25.98               21.32               2.4630
                                                              2001        26.73               25.98                    0

Met/Putnam Voyager Division/(c)/                              2003         3.43
                                                              2002         4.90                3.43               1.4909
                                                              2001         5.38                4.90                    0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.60
                                                              2002        10.28                8.60              36.5669
                                                              2001        10.40               10.28                    0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.28
                                                              2002        14.95               13.28              10.0132
                                                              2001        15.27               14.95                    0

                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $23.02          $
                                                              2002        25.72           23.02                  11.9658
                                                              2001        24.89           25.72                        0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.54
                                                              2002         8.24            4.53                   5.9869
                                                              2001         8.63            8.24                        0

Janus Mid Cap Division/(c)/                                   2003        10.79
                                                              2002        15.49           10.79                   3.5579
                                                              2001        18.01           15.49                        0

State Street Research Aggressive Growth Division/(c)/         2003        23.73
                                                              2002        33.88           23.73                    .4746
                                                              2001        35.96           33.88                        0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.33
                                                              2002        10.38           10.33                   5.8690
                                                              2001        10.65           10.38                        0

Russell 2000 Index Division/(c)/                              2003         9.28
                                                              2002        11.88            9.28                  22.3719
                                                              2001        11.95           11.88                        0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.60
                                                              2002        11.94            8.60                   4.6379
                                                              2001        12.14           11.94                        0

Loomis Sayles Small Cap Division/(c)/                         2003        16.99
                                                              2002        22.04           16.99                    .7845
                                                              2001        22.54           22.04                        0

State Street Research Aurora Division/(c)/                    2003        10.76
                                                              2002        13.93           10.76                  30.1732
                                                              2001        14.18           13.93                        0

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.24
                                                              2002         8.78            6.24                   3.9242
                                                              2001         9.17            8.78                        0

PIMCO Innovation Division/(c)/                                2003         2.96
                                                              2002         6.08            2.96                   1.9228
                                                              2001         7.04            6.08                        0

Scudder Global Equity Division/(c)/                           2003         9.94
                                                              2002        12.05            9.94                   1.5475
                                                              2001        12.79           12.05                        0

Morgan Stanley EAFE Index Division/(c)/                       2003         7.00
                                                              2002         8.54            7.00                  54.8367
                                                              2001         9.32            8.54                        0

MFS Research International Division/(c)/                      2003         7.26
                                                              2002         8.36            7.26                   2.2111
                                                              2001         9.01            8.36                        0

FI International Stock Division/(c)/                          2003         9.04
                                                              2002        11.16            9.04                   4.4099
                                                              2001        11.95           11.16                        0

American Funds Global Small Capitalization Division/(c)/      2003        10.61
                                                              2002        13.35           10.61                   5.4264
                                                              2001        13.69           13.35                        0

FI Structured Equity Division/(d)/                            2003        18.27
                                                              2002        22.23           18.27                    .7341

State Street Research Large Cap Value Division/(d)/           2003         7.91
                                                              2002        10.00            7.91                   1.8688

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.65
                                                              2002        11.38            9.65                    .9500

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.10
                                                              2002        10.00            8.10                   1.1436

MET/AIM Small Cap Growth Division/(d)/                        2003         8.47
                                                              2002        11.22            8.47                    .4163

Harris Oakmark International Division/(d)/                    2003         8.81
                                                              2002        10.90            8.81                    .5579

                                    Table B
                         L Class and Basic Death Benefit


                                                                                                           Number of
                                                                    Beginning of Year  End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003       $15.55          $
                                                              2002        14.67           15.55                  53.8267
                                                              2001        14.39           14.67                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.33
                                                              2002        11.37           12.33                  71.9711
                                                              2001        11.16           11.37                        0

State Street Research Bond Income Division/(a)/               2003        44.11
                                                              2002        41.40           44.11                  16.0685
                                                              2001        40.31           41.40                        0

PIMCO Total Return Division/(c)/                              2003        11.25
                                                              2002        10.44           11.25                  57.2251
                                                              2001        10.25           10.44                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.99
                                                              2002        15.77           16.99                  19.1803
                                                              2001        15.48           15.77                        0

State Street Research Diversified Division/(c)/               2003        30.23
                                                              2002        35.66           30.23                   4.1236
                                                              2001        36.59           35.66                        0

MetLife Stock Index Division/(c)/                             2003        27.19
                                                              2002        35.57           27.19                  26.4595
                                                              2001        37.69           35.57                        0

American Funds Growth-Income Division/(c)/                    2003        65.57
                                                              2002        81.64           65.57                   6.2536
                                                              2001        85.05           81.64                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.67
                                                              2002        11.45            9.67                  20.7963
                                                              2001        11.62           11.45                        0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.68
                                                              2002        11.48            8.68                   4.1826
                                                              2001        11.62           11.48                        0

MFS Investors Trust Division/(c)/                             2003         6.50
                                                              2002         8.27            6.50                    .3834
                                                              2001         8.70            8.27                        0

State Street Research Investment Trust Division/(c)/          2003        46.99
                                                              2002        64.64           46.99                   2.1849
                                                              2001        69.28           64.64                        0

MFS Research Managers Division/(c)(g)/                        2003         6.19
                                                              2002         8.29            6.19                    .8573
                                                              2001         9.38            8.29                        0

American Funds Growth Division/(c)/                           2003        81.56
                                                              2002       109.75           81.56                   3.3739
                                                              2001       121.23          109.75                        0

Janus Aggressive  Growth Division/(c)(e)/                     2003         5.92
                                                              2002         7.74            5.29                   1.7337
                                                              2001         8.87            7.74                        0

Davis Venture Value Division/(c)/                             2003        21.59
                                                              2002        26.26           21.59                   5.4053
                                                              2001        27.00           26.26                        0

Met/Putnam Voyager Division/(c)/                              2003         3.44
                                                              2002         4.92            3.44                   3.3578
                                                              2001         5.39            4.92                        0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.63
                                                              2002        10.31            8.63                  19.7205
                                                              2001        10.42           10.31                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.36
                                                              2002        15.02           13.36                   7.1390
                                                              2001        15.34           15.02                        0

                                                                                                           Number of
                                                                    Beginning of Year  End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $23.36          $
                                                              2002        26.05           23.36                  18.4414
                                                              2001        25.20           26.05                        0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.55
                                                              2002         8.25            4.55                   8.1470
                                                              2001         8.64            8.25                        0

Janus Mid Cap Division/(c)/                                   2003        10.89
                                                              2002        15.60           10.89                   9.9028
                                                              2001        18.13           15.60                        0

State Street Research Aggressive Growth Division/(c)/         2003        24.26
                                                              2002        34.58           24.26                        0
                                                              2001        36.68           34.58                        0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.42
                                                              2002        10.45           10.42                   6.9667
                                                              2001        10.72           10.45                        0

Russell 2000 Index Division/(c)/                              2003         9.34
                                                              2002        11.93            9.34                  12.6555
                                                              2001        12.00           11.93                        0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.67
                                                              2002        12.02            8.67                  12.9283
                                                              2001        12.22           12.02                        0

Loomis Sayles Small Cap Division/(c)/                         2003        17.21
                                                              2002        22.30           17.21                    .8649
                                                              2001        22.79           22.30                        0

State Street Research Aurora Division/(c)/                    2003        10.80
                                                              2002        13.96           10.80                  35.8576
                                                              2001        14.20           13.96                        0

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.25
                                                              2002         8.79            6.25                   3.1215
                                                              2001         9.17            8.79                        0

PIMCO Innovation Division/(c)/                                2003         2.96
                                                              2002         6.09            2.96                   7.4587
                                                              2001         7.05            6.09                        0

Scudder Global Equity Division/(c)/                           2003        10.03
                                                              2002        12.14           10.03                   5.1655
                                                              2001        12.88           12.14                        0

Morgan Stanley EAFE Index Division/(c)/                       2003         7.05
                                                              2002         8.59            7.05                  27.4308
                                                              2001         9.36            8.59                        0

MFS Research International Division/(c)/                      2003         7.28
                                                              2002         8.37            7.28                   2.7238
                                                              2001         9.02            8.37                        0

FI International Stock Division/(c)/                          2003         9.20
                                                              2002        11.34            9.20                  12.8267
                                                              2001        12.14           11.34                        0

American Funds Global Small Capitalization Division/(c)/      2003        10.69
                                                              2002        13.43           10.69                   8.9967
                                                              2001        13.75           13.43                        0

FI Structured Equity Division/(d)/                            2003        18.54
                                                              2002        22.53           18.54                    .1920

State Street Research Large Cap Value Division/(d)/           2003         7.92
                                                              2002        10.00            7.92                   1.5784

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.67
                                                              2002        11.39            9.67                        0

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.11
                                                              2002        10.00            8.11                    .7704

MET/AIM Small Cap Growth Division/(d)/                        2003         8.48
                                                              2002        11.23            8.48                    .7137

Harris Oakmark International Division/(d)/                    2003         8.83
                                                              2002        10.90            8.83                        0


                                    Table C
                       Bonus Class and Basic Death Benefit


                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003       $15.30          $
                                                              2002        14.46           15.30                 107.9798
                                                              2001        14.20           14.46                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.23
                                                              2002        11.30           12.23                 329.0273
                                                              2001        11.10           11.30                        0

State Street Research Bond Income Division/(a)/               2003        40.42
                                                              2002        39.90           42.42                  32.6000
                                                              2001        38.87           39.90                        0

PIMCO Total Return Division/(c)/                              2003        11.20
                                                              2002        10.42           11.20                 160.6733
                                                              2001        10.24           10.42                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.72
                                                              2002        15.55           16.72                  32.8406
                                                              2001        15.27           15.55                        0

State Street Research Diversified Division/(c)/               2003        29.25
                                                              2002        34.57           29.25                  33.7967
                                                              2001        35.51           34.57                        0

MetLife Stock Index Division/(c)/                             2003        26.51
                                                              2002        34.75           26.51                 111.4548
                                                              2001        36.85           34.75                        0

American Funds Growth-Income Division/(c)/                    2003        63.14
                                                              2002        78.76           63.14                  26.1473
                                                              2001        82.13           78.76                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.59
                                                              2002        11.38            9.59                 171.9327
                                                              2001        11.56           11.38                        0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.61
                                                              2002        11.41            8.61                  30.6065
                                                              2001        11.56           11.41                        0

MFS Investors Trust Division/(c)/                             2003         6.45
                                                              2002         8.23            6.45                  45.0430
                                                              2001         8.66            8.23                        0

State Street Research Investment Trust Division/(c)/          2003        45.19
                                                              2002        62.29           45.19                  17.2847
                                                              2001        66.82           62.29                        0

MFS Research Managers Division/(c)(g)/                        2003         6.17
                                                              2002         8.28            6.17                   3.7455
                                                              2001         9.33            8.28                        0

American Funds Growth Division/(c)/                           2003        78.53
                                                              2002       105.89           78.53                  21.4693
                                                              2001       117.06          105.89                        0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.27
                                                              2002         7.73            5.27                  36.4712
                                                              2001         8.86            7.73                        0

Davis Venture Value Division/(c)/                             2003        21.24
                                                              2002        25.89           21.24                  11.9609
                                                              2001        26.64           25.89                        0

Met/Putnam Voyager Division/(c)/                              2003         3.42
                                                              2002         4.90            3.42                  29.9537
                                                              2001         5.37            4.90                        0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.59
                                                              2002        10.28            8.59                 103.1313
                                                              2001        10.40           10.28                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.25
                                                              2002        14.93           13.25                  45.0842
                                                              2001        15.25           14.93                        0

                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $22.91          $
                                                              2002        25.60           22.91                  65.2014
                                                              2001        24.79           25.60                        0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.53
                                                              2002         8.24            4.53                  46.2619
                                                              2001         8.63            8.24                        0

Janus Mid Cap Division/(c)/                                   2003        10.76
                                                              2002        15.45           10.76                  39.2010
                                                              2001        17.97           15.45                        0

State Street Research Aggressive Growth Division/(c)/         2003        23.56
                                                              2002        33.65           23.56                   6.3452
                                                              2001        35.72           33.65                        0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.30
                                                              2002        10.35           10.30                  28.9026
                                                              2001        10.63           10.35                        0

Russell 2000 Index Division/(c)/                              2003         9.26
                                                              2002        11.86            9.26                  74.7739
                                                              2001        11.93           11.86                        0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.57
                                                              2002        11.91            8.57                  12.4231
                                                              2001        12.11           11.91                        0

Loomis Sayles Small Cap Division/(c)/                         2003        16.92
                                                              2002        21.96           16.92                   6.0929
                                                              2001        22.46           21.96                        0

State Street Research Aurora Division/(c)/                    2003        10.74
                                                              2002        13.92           10.74                 168.7874
                                                              2001        14.17           13.92                        0

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.23
                                                              2002         8.78            6.23                  36.1090
                                                              2001         9.17            8.78                        0

PIMCO Innovation Division/(c)/                                2003         2.95
                                                              2002         6.08            2.95                  65.5437
                                                              2001         7.04            6.08                        0

Scudder Global Equity Division/(c)/                           2003         9.91
                                                              2002        12.02            9.91                  35.6196
                                                              2001        12.77           12.02                        0

Morgan Stanley EAFE Index Division/(c)/                       2003         6.99
                                                              2002         8.53            6.99                 165.1581
                                                              2001         9.31            8.53                        0

MFS Research International Division/(c)/                      2003         7.26
                                                              2002         8.35            7.26                  13.5427
                                                              2001         9.01            8.35                        0

FI International Stock Division/(c)/                          2003         8.99
                                                              2002        11.10            8.99                  22.5358
                                                              2001        11.89           11.10                        0

American Funds Global Small Capitalization Division/(c)/      2003        10.59
                                                              2002        13.33           10.59                  32.1846
                                                              2001        13.66           13.33                        0

FI Structured Equity Division/(d)/                            2003        18.18
                                                              2002        22.13           18.18                   1.6134

State Street Research Large Cap Value Division/(d)/           2003         7.91
                                                              2002        10.00            7.91                  10.0948

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.64
                                                              2002        11.38            9.64                   6.3801

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.10
                                                              2002        10.00            8.10                   8.5035

MET/AIM Small Cap Growth Division/(d)/                        2003         8.46
                                                              2002        11.21            8.46                   8.4738

Harris Oakmark International Division/(d)/                    2003         8.81
                                                              2002        10.90            8.81                   4.3947

                                    Table D
                    B Class and Annual Step-Up Death Benefit

                                                                                                                Number of
                                                                     Beginning of Year   End of Year        Accumulation Units
                                                                        Accumulation    Accumulation         End of Year (In
                                                                Year     Unit Value      Unit Value             Thousands)
Salomon Brothers U.S. Government Division/(c)/                  2003      $ 15.75         $
                                                                2002        14.83           15.75                187.8153
                                                                2001        14.54           14.83                       0

Lehman Brothers Aggregate Bond Index Division/(c)/              2003        12.40
                                                                2002        11.42           12.40                312.4582
                                                                2001        11.20           11.42                 6258.22

State Street Research Bond Income Division/(a)/                 2003        45.42
                                                                2002        42.57           45.42                 48.4629
                                                                2001        41.42           42.57                 1903.48

PIMCO Total Return Division/(c)/                                2003        11.28
                                                                2002        10.45           11.28                348.3545
                                                                2001        10.25           10.45                  904.19

Salomon Brothers Strategic Bond Opportunities Division/(c)/     2003        17.20
                                                                2002        15.94           17.20                 63.3457
                                                                2001        15.63           15.94                       0

State Street Research Diversified Division/(c)/                 2003        30.99
                                                                2002        36.49           30.99                 52.8699
                                                                2001        37.43           36.49                       0

MetLife Stock Index Division/(c)/                               2003        27.71
                                                                2002        36.20           27.71                119.4537
                                                                2001        38.33           36.20                       0

American Funds Growth-Income Division/(c)/                      2003        67.45
                                                                2002        83.86           67.45                 34.4318
                                                                2001        87.32           83.86                   67.89

Harris Oakmark Large Cap Value Division/(c)/                    2003         9.73
                                                                2002        11.51            9.73                250.0609
                                                                2001        11.67           11.51                 6882.86

T. Rowe Price Large Cap Growth Division/(c)/                    2003         8.73
                                                                2002        11.54            8.73                 31.2911
                                                                2001        11.67           11.54                       0

MFS Investors Trust Division/(c)/                               2003         6.54
                                                                2002         8.31            6.54                  21.502
                                                                2001         8.73            8.31                       0

State Street Research Investment Trust Division/(c)/            2003        48.38
                                                                2002        66.46           48.38                 22.0987
                                                                2001        71.19           66.46                       0

MFS Research Managers Division/(c)(g)/                          2003         6.21
                                                                2002         8.31            6.21                  7.2161
                                                                2001         9.41            8.31                       0

American Funds Growth Division/(c)/                             2003        83.90
                                                                2002       112.74           83.90                 24.9383
                                                                2001       124.46          112.74                   49.70

Janus Aggressive Growth Division/(c)(e)/                        2003         5.30
                                                                2002         7.75            5.30                 35.2502
                                                                2001         8.87            7.75                  742.38

Davis Venture Value Division/(c)/                               2003        21.85
                                                                2002        26.54           21.85                 26.0367
                                                                2001        27.27           26.54                       0

Met/Putnam Voyager Division/(c)/                                2003         3.45
                                                                2002         4.93            3.45                 45.5048
                                                                2001         5.40            4.93                       0

MetLife Mid Cap Stock Index Division/(c)/                       2003         8.66
                                                                2002        10.33            8.66                172.2108
                                                                2001        10.44           10.33                       0

Neuberger Berman Partners Mid Cap Value Division/(c)/           2003        13.44
                                                                2002        15.09           13.44                 61.7745
                                                                2001        15.40           15.09                       0

                                                                                                                   Number of
                                                                          Beginning of Year   End of Year     Accumulation Units
                                                                             Accumulation     Accumulation     End of Year (In
                                                                Year          Unit Value       Unit Value          Thousands)
Harris Oakmark Focused Value Division/(c)/                      2003           $23.70            $
                                                                2002            26.39             23.70                100.258
                                                                2001            25.51             26.39                2998.79

T. Rowe Price Mid-Cap Growth Division/(c)/                      2003             4.56
                                                                2002             8.26              4.56                82.6621
                                                                2001             8.64              8.26                 703.39

Janus Mid Cap Division/(c)/                                     2003            10.98
                                                                2002            15.71             10.98                27.9733
                                                                2001            18.25             15.71                      0

State Street Research Aggressive Growth Division/(c)/           2003            24.80
                                                                2002            35.30             24.80                 7.3789
                                                                2001            37.42             35.30                      0

Lord Abbett Bond Debenture Division/(b)/                        2003            10.51
                                                                2002            10.53             10.51                25.5283
                                                                2001            10.79             10.53                      0

Russell 2000 Index Division/(c)/                                2003             9.40
                                                                2002            11.99              9.40                88.3595
                                                                2001            12.05             11.99                      0

T. Rowe Price Small Cap Growth Division/(c)/                    2003             8.73
                                                                2002            12.11              8.75                20.2661
                                                                2001            12.30             12.11                      0

Loomis Sayles Small Cap Division/(c)/                           2003            17.44
                                                                2002            22.56             17.44                 8.8451
                                                                2001            23.04             22.56                      0

State Street Research Aurora Division/(c)/                      2003            10.84
                                                                2002            13.99             10.84               238.1783
                                                                2001            14.23             13.99                 417.32

Franklin Templeton Small Cap Growth Division/(c)/               2003             6.27
                                                                2002             8.80              6.27                42.1483
                                                                2001             9.18              8.80                 640.84

PIMCO Innovation Division/(c)/                                  2003             2.97
                                                                2002             6.10              2.97                26.8958
                                                                2001             7.05              6.10                      0

Scudder Global Equity Division/(c)/                             2003            10.12
                                                                2002            12.23             10.12                25.6921
                                                                2001            12.97             12.23                      0

Morgan Stanley EAFE Index Division/(c)/                         2003             7.09
                                                                2002             8.63              7.09               185.0284
                                                                2001             9.40              8.63                      0

MFS Research International Division/(c)/                        2003             7.30
                                                                2002             8.38              7.30                43.7086
                                                                2001             9.02              8.38                 684.90

FI International Stock Division/(c)/                            2003             9.37
                                                                2002            11.52              9.37                43.5944
                                                                2001            12.33             11.52                      0

American Funds Global Small Capitalization Division/(c)/        2003            10.76
                                                                2002            13.50             10.76                42.8167
                                                                2001            13.82             13.50                      0

FI Structured Equity Division/(d)/                              2003            18.81
                                                                2002            22.84             18.81                 1.2259

State Street Research Large Cap Value Division/(d)/             2003             7.92
                                                                2002            10.00              7.93                25.9739

MET/AIM Mid Cap Core Equity Division/(d)/                       2003             9.68
                                                                2002            11.40              9.68                27.3618

FI Mid Cap Opportunities Division/(d)(h)/                       2003             8.12
                                                                2002            10.00              8.12                11.7984

MET/AIM Small Cap Growth Division/(d)/                          2003             8.50
                                                                2002            11.23              8.50                11.9895

Harris Oakmark International Division/(d)/                      2003             8.84
                                                                2002            10.91              8.84                 1.3756

                                     Table E

                    C Class and Annual Step-Up Death Benefit

                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
State Street Money Market Division/(f)/                       2003      $               $

Salomon Brothers U.S. Government Division/(c)/                2003        15.24
                                                              2002        14.41           15.24                   4.8024
                                                              2001        14.15           14.41                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.20           12.20
                                                              2002        11.28           12.20                  56.2385
                                                              2001        11.08           11.28                        0

State Street Research Bond Income Division/(a)/               2003        42.01
                                                              2002        39.53           42.01                    .9558
                                                              2001        38.52           39.53                        0

PIMCO Total Return Division/(c)/                              2003        11.19
                                                              2002        10.41           11.19                  28.8909
                                                              2001        10.24           10.41                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.65
                                                              2002        15.49           16.65                   1.1787
                                                              2001        15.22           15.49                        0

State Street Research Diversified Division/(c)/               2003        29.01
                                                              2002        34.30           29.01                   7.2603
                                                              2001        35.24           34.30                        0

MetLife Stock Index Division/(c)/                             2003        26.34
                                                              2002        34.54           26.34                  27.5884
                                                              2001        36.64           34.54                        0

American Funds Growth-Income Division/(c)/                    2003        62.54
                                                              2002        78.06           62.54                   2.0003
                                                              2001        81.42           78.06                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.57
                                                              2002        11.36            9.57                  14.3594
                                                              2001        11.55           11.36                        0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.59
                                                              2002        11.39            8.59                   5.2246
                                                              2001        11.54           11.39                        0

MFS Investors Trust Division/(c)/                             2003         6.44
                                                              2002         8.22            6.44                        0
                                                              2001         8.65            8.22                        0

State Street Research Investment Trust Division/(c)/          2003        44.75
                                                              2002        61.71           44.75                    .4694
                                                              2001        66.22           61.71                        0

MFS Research Managers Division/(c)(g)/                        2003         6.16
                                                              2002         8.28            6.16                        0
                                                              2001         9.32            8.28                        0

American Funds Growth Division/(c)/                           2003        77.79
                                                              2002       104.95           77.79                   1.4761
                                                              2001       116.05          104.95                        0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.26
                                                              2002         7.73            5.26                        0
                                                              2001         8.86            7.73                        0

Davis Venture Value Division/(c)/                             2003        21.15
                                                              2002        25.79           21.15                   5.6927
                                                              2001        26.55           25.79                        0

Met/Putnam Voyager Division/(c)/                              2003         3.42
                                                              2002         4.89            3.42                        0
                                                              2001         5.37            4.89                        0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.58
                                                              2002        10.27            8.58                  35.0083
                                                              2001        10.39           10.27                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.22
                                                              2002        14.90           13.22                   1.2696
                                                              2001        15.23           14.90                        0

                                                                                                           Number of
                                                                    Beginning of Year  End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $22.80         $
                                                              2002        25.49           22.80                   2.6824
                                                              2001        24.68           25.49                        0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.53
                                                              2002         8.23            4.53                   2.6175
                                                              2001         8.63            8.23                        0

Janus Mid Cap Division/(c)/                                   2003        10.73
                                                              2002        15.41           10.73                   2.1070
                                                              2001        17.93           15.41                        0

State Street Research Aggressive Growth Division/(c)/         2003        23.38
                                                              2002        33.42           23.38                    .0897
                                                              2001        35.48           33.42                        0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.27
                                                              2002        10.33           10.27                   8.5282
                                                              2001        10.60           10.33                        0

Russell 2000 Index Division/(c)/                              2003         9.24
                                                              2002        11.84            9.24                  20.9262
                                                              2001        11.91           11.84                        0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.55
                                                              2002        11.88            8.55                    .5741
                                                              2001        12.09           11.88                        0

Loomis Sayles Small Cap Division/(c)/                         2003        16.84
                                                              2002        21.87           16.84                    .6185
                                                              2001        22.38           21.87                        0

State Street Research Aurora Division/(c)/                    2003        10.73
                                                              2002        13.91           10.73                   5.0982
                                                              2001        14.17           13.91                        0

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.23
                                                              2002         8.78            6.23                   1.3512
                                                              2001         9.17            8.78                        0

PIMCO Innovation Division/(c)/                                2003         2.95
                                                              2002         6.08            2.95                   3.9086
                                                              2001         7.04            6.08                        0

Scudder Global Equity Division/(c)/                           2003         9.89
                                                              2002        11.99            9.89                   3.1175
                                                              2001        12.74           11.99                        0

Morgan Stanley EAFE Index Division/(c)/                       2003         6.98
                                                              2002         8.52            6.98                  66.5096
                                                              2001         9.30            8.52                        0

MFS Research International Division/(c)/                      2003         7.25
                                                              2002         8.35            7.25                   2.0193
                                                              2001         9.01            8.35                        0

FI International Stock Division/(c)/                          2003         8.94
                                                              2002        11.04            8.94                   2.8017
                                                              2001        11.83           11.04                        0

American Funds Global Small Capitalization Division/(c)/      2003        10.57
                                                              2002        13.30           10.57                   1.9921
                                                              2001        13.64           13.30                        0

FI Structured Equity Division/(d)/                            2003        18.09
                                                              2002        22.03           18.09                        0

State Street Research Large Cap Value Division/(d)/           2003         7.91
                                                              2002        10.00            7.91                        0

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.64
                                                              2002        11.37            9.64                   1.2238

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.09
                                                              2002        10.00            8.09                   1.3271

MET/AIM Small Cap Growth Division/(d)/                        2003         8.46
                                                              2002        11.21            8.46                        0

Harris Oakmark International Division/(d)/                    2003         8.80
                                                              2002        10.90            8.80                        0

                                     Table F

                    L Class and Annual Step-Up Death Benefit


                                                                                                               Number of
                                                                  Beginning of Year     End of Year       Accumulation Units
                                                                    Accumulation       Accumulation        End of Year (In
                                                             Year    Unit Value         Unit Value            Thousands)
Salomon Brothers U.S. Government Division/(c)/               2003      $15.43             $
                                                             2002       14.57              15.43               17.9512
                                                             2001       14.29              14.57                     0

Lehman Brothers Aggregate Bond Index Division/(c)/           2003       12.28
                                                             2002       11.34              12.28               26.6919
                                                             2001       11.13              11.34                     0

State Street Research Bond Income Division/(a)/              2003       43.25
                                                             2002       40.64              43.25                 .7157
                                                             2001       39.58              40.64                     0

PIMCO Total Return Division/(c)/                             2003       11.22
                                                             2002       10.43              11.22               25.4830
                                                             2001       10.24              10.43                     0

Salomon Brothers Strategic Bond Opportunities Division/(c)/  2003       16.86
                                                             2002       15.66              16.86                3.5089
                                                             2001       15.37              15.66                     0

State Street Research Diversified Division/(c)/              2003       29.74
                                                             2002       35.11              29.74                1.9810
                                                             2001       36.05              35.11                     0

MetLife Stock Index Division/(c)/                            2003       26.84
                                                             2002       35.15              26.84                3.7990
                                                             2001       37.26              35.15                     0

American Funds Growth-Income Division/(c)/                   2003       64.34
                                                             2002       80.19              64.34                 .5651
                                                             2001       83.58              80.19                     0

Harris Oakmark Large Cap Value Division/(c)/                 2003        9.63
                                                             2002       11.42               9.63               10.3636
                                                             2001       11.59              11.42                     0

T. Rowe Price Large Cap Growth Division/(c)/                 2003        8.64
                                                             2002       11.45               8.64                 .4744
                                                             2001       11.59              11.45                     0

MFS Investors Trust Division/(c)/                            2003        6.48
                                                             2002        8.25               6.48                6.3556
                                                             2001        8.68               8.25                     0

State Street Research Investment Trust Division/(c)/         2003       46.08
                                                             2002       63.45              46.08                2.2377
                                                             2001       68.04              63.45                     0

MFS Research Managers Division/(c)(g)/                       2003        6.18
                                                             2002        8.29               6.18                     0
                                                             2001        9.36               8.29                     0

American Funds Growth Division/(c)/                          2003       80.03
                                                             2002      107.81              80.03                 .6869
                                                             2001      119.13             107.81                     0

                                                             2003        5.28
Janus Aggressive Growth Division/(c)(e)/                     2002        7.74               5.28                2.5692
                                                             2001        8.86               7.74                     0

Davis Venture Value Division/(c)/                            2003      211.41
                                                             2002       26.07              21.41                 .1599
                                                             2001       26.82              26.07                     0

Met/Putnam Voyager Division/(c)/                             2003        3.43
                                                             2002        4.91               3.43                     0
                                                             2001        5.38               4.91                     0

MetLife Mid Cap Stock Index Division/(c)/                    2003        8.61
                                                             2002       10.29               8.61                6.8508
                                                             2001       10.41              10.29                     0

Neuberger Berman Partners Mid Cap Value Division/(c)/        2003       13.30
                                                             2002       14.97              13.30                1.6857
                                                             2001       15.30              14.97                     0

                                                                                                                       Number of
                                                                          Beginning of Year      End of Year      Accumulation Units
                                                                            Accumulation         Accumulation       End of Year (In
                                                                Year         Unit Value           Unit Value            Thousands)
Harris Oakmark Focused Value Division/(c)/                      2003           $23.13               $
                                                                2002            25.83                23.13                  5.8743
                                                                2001            24.99                25.83                       0

T. Rowe Price Mid-Cap Growth Division/(c)/                      2003             4.54
                                                                2002             8.24                 4.54                  2.2677
                                                                2001             8.63                 8.24                       0

Janus Mid Cap Division/(c)/                                     2003            10.82
                                                                2002            15.52                10.82                  4.1704
                                                                2001            18.05                15.52                       0

State Street Research Aggressive Growth Division/(c)/           2003            23.90
                                                                2002            34.11                23.90                       0
                                                                2001            36.20                34.11                       0

Lord Abbett Bond Debenture Division/(b)/                        2003            12.36
                                                                2002            10.40                10.36                   .6428
                                                                2001            10.67                10.40                       0

Russell 2000 Index Division/(c)/                                2003             9.30
                                                                2002            11.90                 9.30                  7.0394
                                                                2001            11.96                11.90                       0

T. Rowe Price Small Cap Growth Division/(c)/                    2003             8.62
                                                                2002            11.97                 8.62                   .9515
                                                                2001            12.17                11.97                       0

Loomis Sayles Small Cap Division/(c)/                           2003            17.06
                                                                2002            22.13                17.06                   .1388
                                                                2001            22.62                22.13                       0

State Street Research Aurora Division/(c)/                      2003            10.77
                                                                2002            13.94                10.77                 11.2493
                                                                2001            14.19                13.94                       0

Franklin Templeton Small Cap Growth Division/(c)/               2003             6.24
                                                                2002             8.79                 6.24                  1.9107
                                                                2001             9.17                 8.79                       0

PIMCO Innovation Division/(c)/                                  2003             2.96
                                                                2002             6.08                 2.96                   .4666
                                                                2001             7.05                 6.08                       0

Scudder Global Equity Division/(c)/                             2003             9.97
                                                                2002            12.08                 9.97                  1.7168
                                                                2001            12.82                12.08                       0

Morgan Stanley EAFE Index Division/(c)/                         2003             7.02
                                                                2002             8.56                 7.02                  4.5056
                                                                2001             9.33                 8.56                       0

MFS Research International Division/(c)/                        2003             7.27
                                                                2002             8.36                 7.27                  1.7974
                                                                2001             9.01                 8.36                       0

FI International Stock Division/(c)/                            2003             9.10
                                                                2002            11.22                 9.10                  1.2212
                                                                2001            12.01                11.22                       0

American Funds Global Small Capitalization Division/(c)/        2003            10.64
                                                                2002            13.38                10.64                   .1239
                                                                2001            13.71                13.38                       0

FI Structured Equity Division/(d)/                              2003            18.36
                                                                2002            22.33                18.36                   .2224

State Street Research Large Cap Value Division/(d)/             2003             7.91
                                                                2002            10.00                 7.91                   .4378

MET/AIM Mid Cap Core Equity Division/(d)/                       2003             9.65
                                                                2002            11.38                 9.65                  1.2673

FI Mid Cap Opportunities Division/(d)(h)/                       2003             8.10
                                                                2002            10.00                 8.10                   .2323

MET/AIM Small Cap Growth Division/(d)/                          2003             8.47
                                                                2002            11.22                 8.47                   .6276

Harris Oakmark International Division/(d)/                      2003             8.82
                                                                2002            10.90                 8.82                       0

                                    Table G

                  Bonus Class and Annual Step-Up Death Benefit


                                                                                                           Number of
                                                                    Beginning of Year   End of Year   Accumulation Units
                                                                      Accumulation     Accumulation     End of Year (In
                                                              Year      Unit Value       Unit Value         Thousands)

Salomon Brothers U.S. Government Division/(c)/                  2003    $ 15.18          $
                                                                2002      14.36            15.18            25.4912
                                                                2001      14.10            14.36                  0

Lehman Brothers Aggregate Bond Index Division/(c)/              2003      12.17
                                                                2002      11.26            12.17           101.5100
                                                                2001      11.07            11.26            1381.25

State Street Research Bond Income Division/(a)/                 2003      41.60
                                                                2002      39.16            41.60            18.1142
                                                                2001      38.18            39.16                  0

PIMCO Total Return Division/(c)/                                2003      11.18
                                                                2002      10.41            11.18            82.5682
                                                                2001      10.23            10.41            1402.65

Salomon Brothers Strategic Bond Opportunities Division/(c)/     2003      16.58
                                                                2002      15.44            16.58             5.9342
                                                                2001      15.16            15.44            1007.54

State Street Research Diversified Division/(c)/                 2003      28.77
                                                                2002      34.04            28.77             9.0894
                                                                2001      34.97            34.04            216.634

MetLife Stock Index Division/(c)/                               2003      26.17
                                                                2002      34.34            26.17            41.0631
                                                                2001      36.43            34.34            671.674

American Funds Growth-Income Division/(c)/                      2003      61.95
                                                                2002      77.37            61.95            11.8380
                                                                2001      80.71            77.37                  0

Harris Oakmark Large Cap Value Division/(c)/                    2003       9.55
                                                                2002      11.35             9.55            81.5499
                                                                2001      11.53            11.35           3045.153

T. Rowe Price Large Cap Growth Division/(c)/                    2003       8.57
                                                                2002      11.37             8.57            30.7135
                                                                2001      11.53            11.37             987.77

MFS Investors Trust Division/(c)/                               2003       6.43
                                                                2002       8.21             6.43             2.4095
                                                                2001       8.64             8.21                  0

State Street Research Investment Trust Division/(c)/            2003      44.31
                                                                2002      61.14            44.31             5.9368
                                                                2001      65.62            61.14            182.433

MFS Research Managers Division/(c)(g)/                          2003       6.16
                                                                2002       8.27             6.16              .5884
                                                                2001       9.31             8.27                  0

American Funds Growth Division/(c)/                             2003      77.06
                                                                2002     104.01            77.06            11.8896
                                                                2001     115.03           104.01                  0

Janus Aggressive Growth Division/(c)(e)/                        2003       5.26
                                                                2002       7.73             5.26            22.4503
                                                                2001       8.86             7.73                  0

Davis Venture Value Division/(c)/                               2003      21.06
                                                                2002      25.70            21.06             8.3374
                                                                2001      26.46            25.70           1042.477

Met/Putnam Voyager Division/(c)/                                2003       3.41
                                                                2002       4.89             3.41            35.3362
                                                                2001       5.37             4.89                  0

MetLife Mid Cap Stock Index Division/(c)/                       2003       8.56
                                                                2002      10.26             8.56            44.4186
                                                                2001      10.39            10.26                  0

Neuberger Berman Partners Mid Cap Value Division/(c)/           2003      13.19
                                                                2002      14.88            13.19            21.6578
                                                                2001      15.21            14.88                  0

                                                                                                        Number of
                                                                    Beginning of Year  End of Year  Accumulation Units
                                                                      Accumulation    Accumulation    End of Year (In
                                                               Year    Unit Value      Unit Value       Thousands)

Harris Oakmark Focused Value Division/(c)/                     2003      $22.69         $
                                                               2002       25.38          22.69           27.5545
                                                               2001       24.58          25.38          1263.388

T. Rowe Price Mid-Cap Growth Division/(c)/                     2003        4.52
                                                               2002        8.23           4.52           58.8051
                                                               2001        8.63           8.23           1377.56

Janus Mid Cap Division/(c)/                                    2003       10.70
                                                               2002       15.37          10.70            5.7044
                                                               2001       17.89          15.37           502.323

State Street Research Aggressive Growth Division/(c)/          2003       23.21
                                                               2002       33.19          23.21            5.5312
                                                               2001       35.25          33.19                 0

Lord Abbett Bond Debenture Division/(b)/                       2003       10.24
                                                               2002       10.30          10.24           13.7272
                                                               2001       10.58          10.30                 0

Russell 2000 Index Division/(c)/                               2003        9.22
                                                               2002       11.82           9.22           32.0521
                                                               2001       11.90          11.82           717.553

T. Rowe Price Small Cap Growth Division/(c)/                   2003        8.52
                                                               2002       11.85           8.52           15.5712
                                                               2001       12.06          11.85                 0

Loomis Sayles Small Cap Division/(c)/                          2003       16.77
                                                               2002       21.79          16.77            1.4823
                                                               2001       22.30          21.79                 0

State Street Research Aurora Division/(c)/                     2003       10.72
                                                               2002       13.90          10.72           69.1721
                                                               2001       14.16          13.90          1912.924

Franklin Templeton Small Cap Growth Division/(c)/              2003        6.22
                                                               2002        8.77           6.22           15.7831
                                                               2001        9.17           8.77                 0

PIMCO Innovation Division/(c)/                                 2003        2.95
                                                               2002        6.07           2.95           14.2335
                                                               2001        7.04           6.07                 0

Scudder Global Equity Division/(c)/                            2003        9.86
                                                               2002       11.97           9.86           10.5677
                                                               2001       12.71          11.97          3102.037

Morgan Stanley EAFE Index Division/(c)/                        2003        6.96
                                                               2002        8.50           6.96           72.4205
                                                               2001        9.28           8.50           1841.45

MFS Research International Division/(c)/                       2003        7.24
                                                               2002        8.35           7.24           25.1598
                                                               2001        9.00           8.35                 0

FI International Stock Division/(c)/                           2003        8.89
                                                               2002       10.98           8.89           17.1172
                                                               2001       11.77          10.98           1297.52

American Funds Global Small Capitalization Division/(c)/       2003       10.54
                                                               2002       13.28          10.54           21.8801
                                                               2001       13.62          13.28                 0

FI Structured Equity Division/(d)/                             2003       18.01
                                                               2002       21.93          18.01             .3321

State Street Research Large Cap Value Division/(d)/            2003        7.90
                                                               2002       10.00           7.90            1.3133

MET/AIM Mid Cap Core Equity Division/(d)/                      2003        9.63
                                                               2002       11.37           9.63            1.0071

FI Mid Cap Opportunities Division/(d)(h)/                      2003        8.09
                                                               2002       10.00           8.09             7.909

MET/AIM Small Cap Growth Division/(d)/                         2003        8.45
                                                               2002       11.21           8.45                 0

Harris Oakmark International Division/(d)/                     2003        8.79
                                                               2002       10.90           8.79            8.3362


                                    Table H
    B Class, Greater % Annual Step-Up or 5% Annual Increase Death Benefit and
                          Earnings Preservation Benefit

                                                                                                           Number of
                                                                    Beginning of Year  End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003      $ 15.24         $
                                                              2002        14.41           15.24             40.8433
                                                              2001        14.15           14.41                   0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.20
                                                              2002        11.28           12.20             67.3765
                                                              2001        11.08           11.28                   0

State Street Research Bond Income Division/(a)/               2003        42.01
                                                              2002        39.53           42.01              5.0479
                                                              2001        38.52           39.53                   0

PIMCO Total Return Division/(c)/                              2003        11.19
                                                              2002        10.41           11.19             24.3557
                                                              2001        10.24           10.41                   0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.65
                                                              2002        15.49           16.65              5.3254
                                                              2001        15.22           15.49                   0

State Street Research Diversified Division/(c)/               2003        29.01
                                                              2002        34.30           29.01              6.7256
                                                              2001        35.24           34.30                   0

MetLife Stock Index Division/(c)/                             2003        26.34
                                                              2002        34.54           26.34             24.3548
                                                              2001        36.64           34.54                   0

American Funds Growth-Income Division/(c)/                    2003        62.54
                                                              2002        78.06           62.54              4.2089
                                                              2001        81.42           78.06                   0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.57
                                                              2002        11.36            9.57             21.8161
                                                              2001        11.55           11.36                   0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.59
                                                              2002        11.39            8.59              1.3293
                                                              2001        11.54           11.39                   0

MFS Investors Trust Division/(c)/                             2003         6.44
                                                              2002         8.22            6.44              2.1971
                                                              2001         8.65            8.22                   0

State Street Research Investment Trust Division/(c)/          2003        44.75
                                                              2002        61.71           44.75              2.2493
                                                              2001        66.22           61.71                   0

MFS Research Managers Division/(c)(g)/                        2003         6.16
                                                              2002         8.28            6.16              2.2977
                                                              2001         9.32            8.28                   0

American Funds Growth Division/(c)/                           2003        77.79
                                                              2002       104.95           77.79              3.6154
                                                              2001       116.05          104.95                   0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.26
                                                              2002         7.73            5.26              2.4299
                                                              2001         8.86            7.73                   0

Davis Venture Value Division/(c)/                             2003        21.15
                                                              2002        25.79           21.15              6.5738
                                                              2001        26.55           25.79                   0

Met/Putnam Voyager Division/(c)/                              2003         3.42
                                                              2002         4.89            3.42             24.6710
                                                              2001         5.37            4.89                   0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.58
                                                              2002        10.27            8.58             31.6918
                                                              2001        10.39           10.27                   0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.22
                                                              2002        14.90           13.22              4.0389
                                                              2001        15.23           14.90                   0


                                                                                                           Number of
                                                                   Beginning of year   End of Year     Accumulation Units
                                                                      Accumulation     Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $22.80          $
                                                              2002        25.49           22.80                  12.0509
                                                              2001        24.68           25.49                        0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.53
                                                              2002         8.23            4.53                   8.9181
                                                              2001         8.63            8.23                        0

Janus Mid Cap Division/(c)/                                   2003        10.73
                                                              2002        15.41           10.73                   7.4684
                                                              2001        17.93           15.41                        0

State Street Research Aggressive Growth Division/(c)/         2003        23.38
                                                              2002        33.42           23.38                    .7047
                                                              2001        35.48           33.42                        0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.27
                                                              2002        10.33           10.27                   4.6843
                                                              2001        10.60           10.33                        0

Russell 2000 Index Division/(c)/                              2003         9.24
                                                              2002        11.84            9.24                  18.9750
                                                              2001        11.91           11.84                        0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.55
                                                              2002        11.88            8.55                   7.7997
                                                              2001        12.09           11.88                        0

Loomis Sayles Small Cap Division/(c)/                         2003        16.84
                                                              2002        21.87           16.84                   2.0553
                                                              2001        22.38           21.87                        0

State Street Research Aurora Division/(c)/                    2003        10.73
                                                              2002        13.91           10.73                  26.4324
                                                              2001        14.17           13.91                        0

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.23
                                                              2002         8.78            6.23                   4.9985
                                                              2001         9.17            8.78                        0

PIMCO Innovation Division/(c)/                                2003         2.95
                                                              2002         6.08            2.95                  14.2591
                                                              2001         7.04            6.08                        0

Scudder Global Equity Division/(c)/                           2003         9.89
                                                              2002        11.99            9.89                   2.6216
                                                              2001        12.74           11.99                        0

Morgan Stanley EAFE Index Division/(c)/                       2003         6.98
                                                              2002         8.52            6.98                  37.7293
                                                              2001         9.30            8.52                        0

MFS Research International Division/(c)/                      2003         7.25
                                                              2002         8.35            7.25                   4.1564
                                                              2001         9.01            8.35                        0

FI International Stock Division/(c)/                          2003         8.94
                                                              2002        11.04            8.94                   9.3555
                                                              2001        11.83           11.04                        0

American Funds Global Small Capitalization Division/(c)/      2003        10.57
                                                              2002        13.30           10.57                   3.3231
                                                              2001        13.64           13.30                        0

FI Structured Equity Division/(d)/                            2003        18.09
                                                              2002        22.03           18.09                    .0194

State Street Research Large Cap Value Division/(d)/           2003         7.91
                                                              2002        10.00            7.91                    .8371

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.64
                                                              2002        11.37            9.64                   1.0637

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.09
                                                              2002        10.00            8.09                    .2960

MET/AIM Small Cap Growth Division/(d)/                        2003         8.46
                                                              2002        11.21            8.46                    .0464

Harris Oakmark International Division/(d)/                    2003         8.80
                                                              2002        10.90            8.80                    .1501

                                    Table I
    C Class, Greater % Annual Step-Up or 5% Annual Increase Death Benefit and
                          Earnings Preservation Benefit


                                                                                                                  Number of
                                                                         Beginning of Year     End of Year     Accumulation Units
                                                                           Accumulation       Accumulation      End of Year (In
                                                                   Year    Unit Value          Unit Value         Thousands)
State Street Research Money Market Division/f/                     2003       $                $

Salomon Brothers U.S. Government Division/(c)/                     2003        14.75
                                                                   2002        14.00             14.75                   3.2094
                                                                   2001        13.77             14.00                        0

Lehman Brothers Aggregate Bond Index Division/(c)/                 2003        12.00
                                                                   2002        11.14             12.00                   1.0546
                                                                   2001        10.96             11.14                        0

State Street Research Bond Income Division/(a)/                    2003        38.85
                                                                   2002        36.70             38.85                    .0357
                                                                   2001        35.83             36.70                        0

PIMCO Total Return Division/(c)/                                   2003        11.11
                                                                   2002        10.38             11.11                   5.5512
                                                                   2001        10.22             10.38                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/        2003        16.12
                                                                   2002        15.06             16.12                   1.3685
                                                                   2001        14.81             15.06                        0

State Street Research Diversified Division/(c)/                    2003        27.16
                                                                   2002        32.24             27.16                    .1840
                                                                   2001        33.18             32.24                        0

MetLife Stock Index Division/(c)/                                  2003        25.04
                                                                   2002        32.97             25.04                    .1281
                                                                   2001        35.03             32.97                        0

American Funds Growth-Income Division/(c)/                         2003        57.99
                                                                   2002        72.67             57.99                        0
                                                                   2001        75.91             72.67                        0

Harris Oakmark Large Cap Value Division/(c)/                       2003         9.41
                                                                   2002        11.22              9.41                    .4515
                                                                   2001        11.42             11.22                        0

T. Rowe Price Large Cap Growth Division/(c)/                       2003         8.45
                                                                   2002        11.25              8.45                        0
                                                                   2001        11.42             11.25                        0

MFS Investors Trust Division/(c)/                                  2003         6.35
                                                                   2002         8.13              6.35                        0
                                                                   2001         8.58              8.13                        0

State Street Research Investment Trust Division/(c)/               2003        41.38
                                                                   2002        57.30             41.38                        0
                                                                   2001        61.59             57.30                        0

MFS Research Managers Division/(c)(g)/                             2003         6.12
                                                                   2002         8.25              6.12                        0
                                                                   2001         9.24              8.25                        0

American Funds Growth Division/(c)/                                2003        72.12
                                                                   2002        97.69             72.12                    .2964
                                                                   2001       108.20             97.69                        0

Janus Aggressive Growth Division/(c)(e)/                           2003         5.23
                                                                   2002         7.71              5.23                        0
                                                                   2001         8.85              7.71                        0

Davis Venture Value Division/(c)/                                  2003        20.47
                                                                   2002        25.06             20.47                   1.0263
                                                                   2001        25.84             25.06                        0

Met/Putnam Voyager Division/(c)/                                   2003         3.38
                                                                   2002         4.86              3.38                        0
                                                                   2001         5.34              4.86                        0

MetLife Mid Cap Stock Index Division/(c)/                          2003         8.49
                                                                   2002        10.21              8.49                    .3279
                                                                   2001        10.35             10.21                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/              2003        13.00
                                                                   2002        14.72             13.00                    .0151
                                                                   2001        15.07             14.72                        0

                                                                                                          Number of
                                                                    Beginning of Year  End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $21.93          $
                                                              2002        24.62           21.93                   1.1306
                                                              2001        23.88           24.62                        0

T. Rowe Price Mid-Cap Division/(c)/                           2003         4.49
                                                              2002         8.20            4.49                        0
                                                              2001         8.61            8.20                        0

Janus Mid Cap Division/(c)/                                   2003        10.48
                                                              2002        15.12           10.48                   1.6901
                                                              2001        17.62           15.12                        0

State Street Research Aggressive Growth Division/(c)/         2003        22.05
                                                              2002        31.64           22.05                        0
                                                              2001        33.65           31.64                        0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.03
                                                              2002        10.13           10.03                        0
                                                              2001        10.42           10.13                        0

Russell 2000 Index Division/(c)/                              2003         9.09
                                                              2002        11.69            9.09                        0
                                                              2001        11.79           11.69                        0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.35
                                                              2002        11.65            8.35                   2.6432
                                                              2001        11.88           11.65                        0

Loomis Sayles Small Cap Division/(c)/                         2003        16.27
                                                              2002        21.21           16.27                        0
                                                              2001        21.74           21.21                        0

State Street Research Aurora Division/(c)/                    2003        10.62
                                                              2002        13.82           10.62                   2.1395
                                                              2001        14.11           13.82                        0

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.18
                                                              2002         8.75            6.18                        0
                                                              2001         9.16            8.75                        0

PIMCO Innovation Division/(c)/                                2003         2.93
                                                              2002         6.05            2.93                        0
                                                              2001         7.03            6.05                        0

Scudder Global Equity Division/(c)/                           2003         9.66
                                                              2002        11.76            9.66                    .5098
                                                              2001        12.51           11.76                        0

Morgan Stanley EAFE Index Division/(c)/                       2003         6.86
                                                              2002         8.41            6.86                        0
                                                              2001         9.20            8.41                        0

MFS Research International Division/(c)/                      2003         7.19
                                                              2002         8.32            7.19                        0
                                                              2001         8.99            8.32                        0

FI International Stock Division/(c)/                          2003         8.53
                                                              2002        10.58            8.53                   2.2404
                                                              2001        11.35           10.58                        0

American Funds Global Small Capitalization Division/(c)/      2003        10.37
                                                              2002        13.11           10.37                    .2396
                                                              2001        13.46           13.11                        0

FI Structured Equity Division/(d)/                            2003        17.41
                                                              2002        21.25           17.41                        0

State Street Research Large Cap Value Division/(d)/           2003         7.88
                                                              2002        10.00            7.88                    .0242

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.59
                                                              2002        11.35            9.59                        0

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.07
                                                              2002        10.00            8.07                        0

MET/AIM Small Cap Growth Division/(d)/                        2003         8.41
                                                              2002        11.18            8.41                        0

Harris Oakmark International Division/(d)/                    2003         8.76
                                                              2002        10.89            8.76                        0

                                    Table J
    L Class, Greater % Annual Step-Up or 5% Annual Increase Death Benefit and
                         Earnings Preservation Benefit


                                                                                                          Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003      $ 14.93         $
                                                              2002        14.15           14.93                   2.2267
                                                              2001        13.91           14.15                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.07
                                                              2002        11.19           12.07                   3.4168
                                                              2001        11.01           11.19                        0

State Street Research Bond Income Division/(a)/               2003        40.00
                                                              2002        37.74           40.00                    .8440
                                                              2001        36.82           37.74                        0

PIMCO Total Return Division/(c)/                              2003        11.14
                                                              2002        10.39           11.14                   3.0221
                                                              2001        10.22           10.39                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.31
                                                              2002        15.22           16.31                    .9844
                                                              2001        14.96           15.22                        0

State Street Research Diversified Division/(c)/               2003        27.84
                                                              2002        33.00           27.84                    .1108
                                                              2001        33.94           33.00                        0

MetLife Stock Index Division/(c)/                             2003        25.52
                                                              2002        33.55           25.52                    .0568
                                                              2001        35.62           33.55                        0

American Funds Growth-Income Division/(c)/                    2003        59.65
                                                              2002        74.65           59.65                    .0565
                                                              2001        77.93           74.65                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.47
                                                              2002        11.28            9.47                    .2615
                                                              2001        11.47           11.28                        0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.50
                                                              2002        11.30            8.50                        0
                                                              2001        11.47           11.30                        0

MFS Investors Trust Division/(c)/                             2003         6.38
                                                              2002         8.16            6.38                        0
                                                              2001         8.61            8.16                        0

State Street Research Investment Trust Division/(c)/          2003        42.61
                                                              2002        58.92           42.61                    .1722
                                                              2001        63.28           58.92                        0

MFS Research Managers Division/(c)(g)/                        2003         6.14
                                                              2002         8.26            6.14                        0
                                                              2001         9.27            8.26                        0

American Funds Growth Division/(c)/                           2003        74.20
                                                              2002       100.35           74.20                    .7716
                                                              2001       111.08          100.35                        0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.24
                                                              2002         7.72            5.24                        0
                                                              2001         8.85            7.72                        0

Davis Venture Value Division/(c)/                             2003        20.72
                                                              2002        25.34           20.72                   2.5885
                                                              2001        26.10           25.34                        0

Met/Putnam Voyager Division/(c)/                              2003         3.39
                                                              2002         4.87            3.39                        0
                                                              2001         5.35            4.87                        0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.52
                                                              2002        10.23            8.52                        0
                                                              2001        10.36           10.23                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.09
                                                              2002        14.79           13.09                    .1776
                                                              2001        15.13           14.79                        0

                                                                                                           Number of
                                                                     Beginning of Year  End of Year     Accumulation Units
                                                                        Accumulation   Accumulation     End of Year (In
                                                             Year        Unit Value     Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                   2003         $22.26         $
                                                             2002          24.95          22.26              2.2913
                                                             2001          24.18          24.95                   0

T. Rowe Price Mid-Cap Growth Division/(c)/                   2003           4.50
                                                             2002           8.21           4.50               .0646
                                                             2001           8.62           8.21                   0

Janus Mid Cap Division/(c)/                                  2003          10.57
                                                             2002          15.23          10.57              4.7026
                                                             2001          17.73          15.23                   0

State Street Research Aggressive Growth Division/(c)/        2003          22.54
                                                             2002          32.29          22.54                   0
                                                             2001          34.33          32.29                   0

Lord Abbett Bond Debenture Division/(b)/                     2003          10.12
                                                             2002          10.20          10.12                   0
                                                             2001          10.49          10.20                   0

Russell 2000 Index Division/(c)/                             2003           9.14
                                                             2002          11.75           9.14                   0
                                                             2001          11.83          11.75                   0

T. Rowe Price Small Cap Growth Division/(c)/                 2003           8.42
                                                             2002          11.74           8.42              6.1067
                                                             2001          11.95          11.74                   0

Loomis Sayles Small Cap Division/(c)/                        2003          16.48
                                                             2002          21.46          16.48                   0
                                                             2001          21.98          21.46                   0

State Street Research Aurora Division/(c)/                   2003          10.66
                                                             2002          13.86          10.66              4.6094
                                                             2001          14.13          13.86                   0

Franklin Templeton Small Cap Growth Division/(c)/            2003           6.20
                                                             2002           8.76           6.20                   0
                                                             2001           9.16           8.76                   0

PIMCO Innovation Division/(c)/                               2003           2.94
                                                             2002           6.06           2.94                   0
                                                             2001           7.03           6.06                   0

Scudder Global Equity Division/(c)/                          2003           9.74
                                                             2002          11.85           9.74                   0
                                                             2001          12.60          11.85                   0

Morgan Stanley EAFE Index Division/(c)/                      2003           6.90
                                                             2002           8.45           6.90                   0
                                                             2001           9.23           8.45                   0

MFS Research International Division/(c)/                     2003           7.22
                                                             2002           8.33           7.22                   0
                                                             2001           8.99           8.33                   0

FI International Stock Division/(c)/                         2003           8.68
                                                             2002          10.75          8.68               5.7932
                                                             2001          11.53          10.75                   0

American Funds Global Small Capitalization Division/(c)/     2003          10.44
                                                             2002          13.18          10.44                   0
                                                             2001          13.53          13.18                   0

FI Structured Equity Division/(d)/                           2003          17.66
                                                             2002          21.54          17.66                   0

State Street Research Large Cap Value Division/(d)/          2003           7.89
                                                             2002          10.00           7.89                   0

MET/AIM Mid Cap Core Equity Division/(d)/                    2003           9.61
                                                             2002          11.36           9.61                   0

FI Mid Cap Opportunities Division/(d)(h)/                    2003           8.08
                                                             2002          10.00           8.08                   0

MET/AIM Small Cap Growth Division/(d)/                       2003           8.43
                                                             2002          11.19           8.43                   0

Ham's Oakmark International Division/(d)/                    2003           8.77
                                                             2002          10.89           8.77                   0

                                     Table K
                      B Class, Greater of Annual Step-Up or
                        5% Annual Increase Death Benefit


                                                                                                        Number of
                                                                    Beginning of Year  End of year  Accumulation Units
                                                                       Accumulation   Accumulation    End of Year (In
                                                               Year      Unit Value    Unit Value       Thousands)
Salomon Brothers U.S. Government Division/(c)/                 2003       $ 15.55     $
                                                               2002         14.67       15.55           60.9621
                                                               2001         14.39       14.67                 0

Lehman Brothers Aggregate Bond Index Division/(c)/             2003         12.33
                                                               2002         11.37       12.33          119.7994
                                                               2001         11.16       11.37                 0

State Street Research Bond Income Division/(a)/                2003         44.11
                                                               2002         41.40       44.11           21.8770
                                                               2001         40.31       41.40                 0

PIMCO Total Return Division/(c)/                               2003         11.25
                                                               2002         10.44       11.25          101.1893
                                                               2001         10.25       10.44                 0

Salomon Brothers Strategic Bond Opportunities Division/(c)/    2003         16.99
                                                               2002         15.77       16.99           26.2228
                                                               2001         15.48       15.77                 0

State Street Research Diversified Division/(c)/                2003         30.23
                                                               2002         35.66       30.23           13.8607
                                                               2001         36.59       35.66                 0

MetLife Stock Index Division/(c)/                              2003         27.19
                                                               2002         35.57       27.19           32.6419
                                                               2001         37.69       35.57                 0

American Funds Growth-Income Division/(c)/                     2003         65.57
                                                               2002         81.64       65.57           13.7388
                                                               2001         85.05       81.64                 0

Harris Oakmark Large Cap Value Division/(c)/                   2003          9.67
                                                               2002         11.45        9.67          101.4924
                                                               2001         11.62       11.45                 0

T. Rowe Price Large Cap Growth Division/(c)/                   2003          8.68
                                                               2002         11.48        8.68           32.7004
                                                               2001         11.62       11.48                 0

MFS Investors Trust Division/(c)/                              2003          6.50
                                                               2002          8.27        6.50            44.461
                                                               2001          8.70        8.27                 0

State Street Research Investment Trust Division/(c)/           2003         46.99
                                                               2002         64.64       46.99           11.7707
                                                               2001         69.28       64.64                 0

MFS Research Managers Division/(c)(g)/                         2003          6.19
                                                               2002          8.29        6.19            4.1900
                                                               2001          9.38        8.29                 0

American Funds Growth Division/(c)/                            2003         81.56
                                                               2002        109.75       81.56            8.9592
                                                               2001        121.23      109.75                 0

Janus Aggressive Growth Division/(c)(e)/                       2003          5.29
                                                               2002          7.74        5.29            5.7802
                                                               2001          8.87        7.74                 0

Davis Venture Value Division/(c)/                              2003         21.59
                                                               2002         26.26       21.59           13.7811
                                                               2001         27.00       26.26                 0

Met/Putnam Voyager Division/(c)/                               2003          3.44
                                                               2002          4.92        3.44           35.3573
                                                               2001          5.39        4.92                 0

MetLife Mid Cap Stock Index Division/(c)/                      2003          8.63
                                                               2002         10.31        8.63           41.8576
                                                               2001         10.42       10.31                 0

Neuberger Berman Partners Mid Cap Value Division/(c)/          2003         13.36
                                                               2002         15.02       13.36           21.9528
                                                               2001         15.34       15.02                 0

                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003      $ 23.36         $
                                                              2002        26.05           23.36                  30.2872
                                                              2001        25.20           26.05                        0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.55
                                                              2002         8.25            4.55                  24.2219
                                                              2001         8.64            8.25                        0
Janus Mid Cap Division/(c)/
                                                              2003        10.89
                                                              2002        15.60           10.89                   6.9292
                                                              2001        18.13           15.60                        0

State Street Research Aggressive Growth Division/(c)/         2003        24.26
                                                              2002        34.58           24.26                   1.7332
                                                              2001        36.68           34.58                        0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.42
                                                              2002        10.45           10.42                  13.3010
                                                              2001        10.72           10.45                        0

Russell 2000 Index Division/(c)/                              2003         9.34
                                                              2002        11.93            9.34                  24.5901
                                                              2001        12.00           11.93                        0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.64
                                                              2002        12.02            8.67                   6.6355
                                                              2001        12.22           12.02                        0

Loomis Sayles Small Cap Division/(c)/                         2003        17.21
                                                              2002        22.30           17.21                   3.0041
                                                              2001        22.79           22.30                        0

State Street Research Aurora Division/(c)/                    2003        10.80
                                                              2002        13.96           10.80                  90.4366
                                                              2001        14.20           13.96                        0

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.25
                                                              2002         8.79            6.25                   7.6511
                                                              2001         9.17            8.79                        0

PIMCO Innovation Division/(c)/                                2003         2.96
                                                              2002         6.09            2.96                  22.6135
                                                              2001         7.05            6.09                        0

Scudder Global Equity Division/(c)/                           2003        10.03
                                                              2002        12.14           10.03                   3.4582
                                                              2001        12.88           12.14                        0

Morgan Stanley EAFE Index Division/(c)/                       2003         7.05
                                                              2002         8.59            7.05                  59.8741
                                                              2001         9.36            8.59                        0

MFS Research International Division/(c)/                      2003         7.28
                                                              2002         8.37            7.28                  10.2399
                                                              2001         9.02            8.37                        0

FI International Stock Division/(c)/                          2003         9.20
                                                              2002        11.34            9.20                  22.1825
                                                              2001        12.14           11.34                        0

American Funds Global Small Capitalization Division/(c)/      2003        10.69
                                                              2002        13.43           10.69                  11.3615
                                                              2001        13.75           13.43                        0

FI Structured Equity Division/(d)/                            2003        18.54
                                                              2002        22.53           18.54                    .0155

State Street Research Large Cap Value Division/(d)/           2003         7.92
                                                              2002        10.00            7.92                   5.4459

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.67
                                                              2002        11.39            9.67                   4.1455

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.11
                                                              2002        10.00            8.11                   6.2966

MET/AIM Small Cap Growth Division/(d)/                        2003         8.48
                                                              2002        11.23            8.48                   3.1270

Harris Oakmark International Division/(d)/                    2003         8.83
                                                              2002        10.90            8.83                   1.4993

                                    Table L
     C Class and Greater Annual Step-Up or 5% Annual Increase Death Benefit


                                                                                                               Number of
                                                                      Beginning of Year  End of Year      Accumulation Units
                                                                         Accumulation    Accumulation       End of Year (In
                                                                Year      Unit Value      Unit Value           Thousands)
State Street Research Money Market Division/(f)/                 2003    $              $

Salomon Brothers U.S. Government Division/(c)/                   2003      15.05
                                                                 2002      14.26          15.05                     1.4325
                                                                 2001      14.01          14.26                          0

Lehman Brothers Aggregate Bond Index Division/(c)/               2003      12.12
                                                                 2002      11.23          12.12                    10.9748
                                                                 2001      11.04          11.23                          0

State Street Research Bond Income Division/(a)/                  2003      40.79
                                                                 2002      38.44          40.79                      .8088
                                                                 2001      37.49          38.44                          0

PIMCO Total Return Division/(c)/                                 2003      11.16
                                                                 2002      10.40          11.16                     4.7555
                                                                 2001      10.23          10.40                          0

Salomon Brothers Strategic Bond Opportunities Division/(c)/      2003      16.45
                                                                 2002      15.33          16.45                     2.0297
                                                                 2001      15.06          15.33                          0

State Street Research Diversified Division/(c)/                  2003      28.30
                                                                 2002      33.51          28.30                      .1893
                                                                 2001      34.45          33.51                          0

MetLife Stock Index Division/(c)/                                2003      25.84
                                                                 2002      33.94          25.84                     4.0290
                                                                 2001      36.03          33.94                          0

American Funds Growth-Income Division/(c)/                       2003      60.79
                                                                 2002      75.99          60.79                      .6888
                                                                 2001      79.31          75.99                          0

Harris Oakmark Large Cap Value Division/(c)/                     2003       9.51
                                                                 2002      11.31           9.51                     2.4640
                                                                 2001      11.50          11.31                          0

T. Rowe Price Large Cap Growth Division/(c)/                     2003       8.53
                                                                 2002      11.34           8.53                      .9874
                                                                 2001      11.50          11.34                          0

MFS Investors Trust Division/(c)/                                2003       6.41
                                                                 2002       8.18           6.41                      .9235
                                                                 2001       8.62           8.18                          0

State Street Research Investment Trust Division/(c)/             2003      43.45
                                                                 2002      60.02          43.45                      .7979
                                                                 2001      64.44          60.02                          0

MFS Research Managers Division/(c)(g)/                           2003       6.15
                                                                 2002       8.27           6.15                      .3305
                                                                 2001       9.29           8.27                          0

American Funds Growth Division/(c)/                              2003      75.61
                                                                 2002     102.17          75.61                      .1534
                                                                 2001     113.04         102.17                          0

Janus Aggressive Growth Division/(c)(e)/                         2003       5.25
                                                                 2002       7.72           5.25                          0
                                                                 2001       8.86           7.72                          0

Davis Venture Value Division/(c)/                                2003      20.89
                                                                 2002      25.52          20.89                      .1403
                                                                 2001      26.28          25.52                          0

Met/Putnam Voyager Division/(c)/                                 2003       3.40
                                                                 2002       4.88           3.40                     1.3817
                                                                 2001       5.36           4.88                          0

MetLife Mid Cap Stock Index Division/(c)/                        2003       8.54
                                                                 2002      10.25           8.54                     3.2560
                                                                 2001      10.38          10.25                          0

Neuberger Berman Partners Mid Cap Value Division/(c)/            2003      13.14
                                                                 2002      14.83          13.14                     1.3520
                                                                 2001      15.17          14.83                          0

                                                                                                          Number of
                                                                    Beginning of Year  End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $22.45             $
                                                              2002        25.16              22.47                1.4190
                                                              2001        24.38              25.16                     0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.51
                                                              2002         8.22               4.51                2.3421
                                                              2001         8.62               8.22                     0

Janus Mid Cap Division/(c)/                                   2003        10.64
                                                              2002        15.30              10.64                 .3026
                                                              2001        17.81              15.30                     0

State Street Research Aggressive Growth Division/(c)/         2003        22.87
                                                              2002        32.74              22.87                 .3157
                                                              2001        34.78              32.74                     0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.18
                                                              2002        10.25              10.18                1.1929
                                                              2001        10.53              10.25                     0

Russell 2000 Index Division/(c)/                              2003         9.18
                                                              2002        11.78               9.18                1.3277
                                                              2001        11.87              11.78                     0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.47
                                                              2002        11.79               8.47                 .3579
                                                              2001        12.01              11.79                     0

Loomis Sayles Small Cap Division/(c)/                         2003        16.62
                                                              2002        21.62              16.62                1.4648
                                                              2001        22.14              21.62                     0

State Street Research Aurora Division/(c)/                    2003        10.69
                                                              2002        13.88              10.69                4.3781
                                                              2001        14.14              13.88                     0

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.21
                                                              2002         8.77               6.21                 .3338
                                                              2001         9.16               8.77                     0

PIMCO Innovation Division/(c)/                                2003         2.94
                                                              2002         6.07               2.94                     0
                                                              2001         7.04               6.07                     0

Scudder Global Equity Division/(c)/                           2003         9.80
                                                              2002        11.91               9.80                 .5627
                                                              2001        12.65              11.91                     0

Morgan Stanley EAFE Index Division/(c)/                       2003         6.93
                                                              2002         8.48               6.93                4.4511
                                                              2001         9.26               8.48                     0

MFS Research International Division/(c)/                      2003         7.23
                                                              2002         8.34               7.23                 .4706
                                                              2001         9.00               8.34                     0

FI International Stock Division/(c)/                          2003         8.78
                                                              2002        10.87               8.78                1.7705
                                                              2001        11.65              10.87                     0

American Funds Global Small Capitalization Division/(c)/      2003        10.49
                                                              2002        13.23              10.49                1.1932
                                                              2001        13.57              13.23                     0

FI Structured Equity Division/(d)/                            2003        17.83
                                                              2002        21.74              17.83                     0

State Street Research Large Cap Value Division/(d)/           2003         7.90
                                                              2002        10.00               7.90                     0

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.62
                                                              2002        11.37               9.62                     0

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.09
                                                              2002        10.00               8.09                 .7289

MET/AIM Small Cap Growth Division/(d)/                        2003         8.44
                                                              2002        11.20               8.44                     0

Harris Oakmark International Division/(d)/                    2003         8.78
                                                              2002        10.89               8.78                2.9162


                                    Table M
    L Class and Greater of Annual Step-Up or 5% Annual Increase Death Benefit


                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003      $ 15.24         $
                                                              2002        14.41           15.24                    .3502
                                                              2001        14.15           14.41                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.20
                                                              2002        11.28           12.20                   3.8644
                                                              2001        11.08           11.28                        0

State Street Research Bond Income Division/(a)/               2003        42.01
                                                              2002        39.53           42.01                    .2955
                                                              2001        38.52           39.53                        0

PIMCO Total Return Division/(c)/                              2003        11.19
                                                              2002        10.41           11.19                   2.4683
                                                              2001        10.24           10.41                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.65
                                                              2002        15.49           16.65                    .0369
                                                              2001        15.22           15.49                        0

State Street Research Diversified Division/(c)/               2003        29.01
                                                              2002        34.30           29.01                    .2322
                                                              2001        35.24           34.30                        0

MetLife Stock Index Division/(c)/                             2003        26.34
                                                              2002        34.54           26.34                   2.6819
                                                              2001        36.64           34.54                        0

American Funds Growth-Income Division/(c)/                    2003        62.54
                                                              2002        78.06           62.54                   1.0570
                                                              2001        81.42           78.06                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.57
                                                              2002        11.36            9.57                        0
                                                              2001        11.55           11.36                        0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.59
                                                              2002        11.39            8.59                    .3044
                                                              2001        11.54           11.39                        0

MFS Investors Trust Division/(c)/                             2003         6.44
                                                              2002         8.22            6.44                   3.3338
                                                              2001         8.65            8.22                        0

State Street Research Investment Trust Division/(c)/          2003        44.75
                                                              2002        61.71           44.75                        0
                                                              2001        66.22           61.71                        0

MFS Research Managers Division/(c)(g)/                        2003         6.16
                                                              2002         8.28            6.16                        0
                                                              2001         9.32            8.28                        0

American Funds Growth Division/(c)/                           2003        77.79
                                                              2002       104.95           77.79                    .5116
                                                              2001       116.05          104.95                        0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.26
                                                              2002         7.73            5.26                        0
                                                              2001         8.86            7.73                        0

Davis Venture Value Division/(c)/                             2003        21.15
                                                              2002        25.79           21.15                        0
                                                              2001        26.55           25.79                        0

Met/Putnam Voyager Division/(c)/                              2003         3.42
                                                              2002         4.89            3.42                        0
                                                              2001         5.37            4.89                        0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.58
                                                              2002        10.27            8.58                   1.5263
                                                              2001        10.39           10.27                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.22
                                                              2002        14.90           13.22                    .0802
                                                              2001        15.23           14.90                        0

                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)

Harris Oakmark Focused Value Division/(c)/                    2003      $22.80          $
                                                              2002       25.49           22.80                    .3238
                                                              2001       24.68           25.49                        0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003        4.53
                                                              2002        8.23            4.53                    .1155
                                                              2001        8.63            8.23                        0

Janus Mid Cap Division/(c)/                                   2003       10.73
                                                              2002       15.41           10.73                    .6830
                                                              2001       17.93           15.41                        0

State Street Research Aggressive Growth Division/(c)/         2003       23.38
                                                              2002       33.42           23.38                        0
                                                              2001       35.48           33.42                        0

Lord Abbett Bond Debenture Division/(b)/                      2003       10.27
                                                              2002       10.33           10.27                        0
                                                              2001       10.60           10.33                        0

Russell 2000 Index Division/(c)/                              2003        9.24
                                                              2002       11.84            9.24                    .6704
                                                              2001       11.91           11.84                        0

T. Rowe Price Small Cap Growth Division/(c)/                  2003        8.55
                                                              2002       11.88            8.55                    .8536
                                                              2001       12.09           11.88                        0

Loomis Sayles Small Cap Division/(c)/                         2003       16.84
                                                              2002       21.87           16.84                        0
                                                              2001       22.38           21.87                        0

State Street Research Aurora Division/(c)/                    2003       10.73
                                                              2002       13.91           10.73                    .7809
                                                              2001       14.17           13.91                        0

Franklin Templeton Small Cap Growth Division/(c)/             2003        6.23
                                                              2002        8.78            6.23                        0
                                                              2001        9.17            8.78                        0

PIMCO Innovation Division/(c)/                                2003        2.95
                                                              2002        6.08            2.95                        0
                                                              2001        7.04            6.08                        0

Scudder Global Equity Division/(c)/                           2003        9.89
                                                              2002       11.99            9.89                   1.2958
                                                              2001       12.74           11.99                        0

Morgan Stanley EAFE Index Division/(c)/                       2003        6.98
                                                              2002        8.52            6.98                   2.7209
                                                              2001        9.30            8.52                        0

MFS Research International Division/(c)/                      2003        7.25
                                                              2002        8.35            7.25                        0
                                                              2001        9.01            8.35                        0

FI International Stock Division/(c)/                          2003        8.94
                                                              2002       11.04            8.94                    .9063
                                                              2001       11.83           11.04                        0

American Funds Global Small Capitalization Division/(c)/      2003       10.57
                                                              2002       13.30           10.57                   1.0559
                                                              2001       13.64           13.30                        0

FI Structured Equity Division/(d)/                            2003       18.09
                                                              2002       22.03           18.09                        0

State Street Research Large Cap Value Division/(d)/           2003        7.91
                                                              2002       10.00            7.91                        0

MET/AIM Mid Cap Core Equity Division/(d)(h)/                  2003        9.64
                                                              2002       11.37            9.64                        0

FI Mid Cap Opportunities Division/(d)/                        2003        8.09
                                                              2002       10.00            8.09                        0

MET/AIM Small Cap Growth Division/(d)/                        2003        8.46
                                                              2002       11.21            8.46                        0

Harris Oakmark International Division/(d)/                    2003        8.80
                                                              2002       10.90            8.80                        0

                                    Table N
 Bonus Class and Greater of Annual Step-Up or 5% Annual Increase Death Benefit


                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)

Salomon Brothers U.S. Government Division/(c)/                2003      $ 14.99         $
                                                              2002        14.20           14.99                  89.0819
                                                              2001        13.96           14.20                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.10
                                                              2002        11.21           12.10                  56.0511
                                                              2001        11.02           11.21                        0

State Street Research Bond Income Division/(a)/               2003        40.40
                                                              2002        38.09           40.40                   4.8858
                                                              2001        37.15           38.09                        0

PIMCO Total Return Division/(c)/                              2003        11.15
                                                              2002        10.39           11.15                  27.4575
                                                              2001        10.23           10.39                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.38
                                                              2002        15.27           16.38                   9.8660
                                                              2001        15.01           15.27                        0

State Street Research Diversified Division/(c)/               2003        28.07
                                                              2002        33.25           28.07                   1.3097
                                                              2001        34.19           33.25                        0

MetLife Stock Index Division/(c)/                             2003        25.68
                                                              2002        33.75           25.68                  14.0592
                                                              2001        35.82           33.75                        0

American Funds Growth-Income Division/(c)/                    2003        60.22
                                                              2002        75.32           60.22                   2.9008
                                                              2001        78.62           75.32                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.49
                                                              2002        11.29            9.49                  32.0720
                                                              2001        11.48           11.29                        0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.52
                                                              2002        11.32            8.52                    .6601
                                                              2001        11.48           11.32                        0

MFS Investors Trust Division/(c)/                             2003         6.39
                                                              2002         8.17            6.39                    .8025
                                                              2001         8.61            8.17                        0

State Street Research Investment Trust Division/(c)/          2003        43.03
                                                              2002        59.47           43.03                   1.7350
                                                              2001        63.86           59.47                        0

MFS Research Managers Division/(c)(g)/                        2003         6.14
                                                              2002         8.26            6.14                        0
                                                              2001         9.28            8.26                        0

American Funds Growth Division/(c)/                           2003        74.90
                                                              2002       101.26           74.90                   1.9765
                                                              2001       112.06          101.26                        0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.25
                                                              2002         7.72            5.25                   6.7640
                                                              2001         8.86            7.72                        0

Davis Venture Value Division/(c)/                             2003        20.81
                                                              2002        25.43           20.81                   2.5725
                                                              2001        26.19           25.43                        0

Met/Putnam Voyager Division/(c)/                              2003         3.40
                                                              2002         4.88            3.40                  11.1884
                                                              2001         5.36            4.88                        0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.53
                                                              2002        10.24            8.53                  11.7185
                                                              2001        10.37           10.24                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.11
                                                              2002        14.81           13.11                   5.8460
                                                              2001        15.15           14.81                        0

                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003      $22.36          $
                                                              2002       25.06           22.36                  11.9329
                                                              2001       24.28           25.06                        0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003        4.51
                                                              2002        8.22            4.51                  12.0569
                                                              2001        8.62            8.22                        0

Janus Mid Cap Division/(c)/                                   2003       10.61
                                                              2002       15.26           10.61                   1.8329
                                                              2001       17.77           15.26                        0

State Street Research Aggressive Growth Division/(c)/         2003       22.71
                                                              2002       32.51           22.71                    .5931
                                                              2001       34.55           32.51                        0

Lord Abbett Bond Debenture Division/(b)/                      2003       10.15
                                                              2002       10.23           10.15                   3.4885
                                                              2001       10.51           10.23                        0

Russell 2000 Index Division/(c)/                              2003        9.16
                                                              2002       11.77            9.16                   5.4237
                                                              2001       11.85           11.77                        0

T. Rowe Price Small Cap Growth Division/(c)/                  2003        8.45
                                                              2002       11.77            8.45                    .5277
                                                              2001       11.98           11.77                        0

Loomis Sayles Small Cap Division/(c)/                         2003       16.55
                                                              2002       21.54           16.55                    .2754
                                                              2001       22.06           21.54                        0

State Street Research Aurora Division/(c)/                    2003       10.68
                                                              2002       13.87           10.68                  30.2665
                                                              2001       14.14           13.87                        0

Franklin Templeton Small Cap Growth Division/(c)/             2003        6.20
                                                              2002        8.76            6.20                   1.4272
                                                              2001        9.16            8.76                        0

PIMCO Innovation Division/(c)/                                2003        2.94
                                                              2002        6.06            2.94                   5.6696
                                                              2001        7.03            6.06                        0

Scudder Global Equity Division/(c)/                           2003        9.77
                                                              2002       11.88            9.77                   3.8232
                                                              2001       12.63           11.88                        0

Morgan Stanley EAFE Index Division/(c)/                       2003        6.92
                                                              2002        8.46            6.92                  16.0267
                                                              2001        9.25            8.46                        0

MFS Research International Division/(c)/                      2003        7.22
                                                              2002        8.34            7.22                   1.1597
                                                              2001        9.00            8.34                        0

FI International Stock Division/(c)/                          2003        8.73
                                                              2002       10.81            8.73                   4.2877
                                                              2001       11.59           10.81                        0

American Funds Global Small Capitalization Division/(c)/      2003       10.47
                                                              2002       13.21           10.47                   5.3890
                                                              2001       13.55           13.21                        0

FI Structured Equity Division/(d)/                            2003       17.75
                                                              2002       21.64           17.75                        0

State Street Research Large Cap Value Division/(d)/           2003        7.89
                                                              2002       10.00            7.89                        0

MET/AIM Mid Cap Core Equity Division/(d)/                     2003        9.61
                                                              2002       11.36            9.61                    .0698

FI Mid Cap Opportunities Division/(d)(h)/                     2003        8.08
                                                              2002       10.00            8.08                        0

MET/AIM Small Cap Growth Division/(d)/                        2003        8.44
                                                              2002       11.20            8.44                    .0789

Harris Oakmark International Division/(d)/                    2003        8.78
                                                              2002       10.89            8.78                    .2493

                                    Table O
                    B Class and Earnings Preservation Benefit


                                                                                                            Number of
                                                                   Beginning of Year     End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003     $  15.55         $
                                                              2002        14.67           15.55                  27.4269
                                                              2001        14.39           14.67                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.33
                                                              2002        11.37           12.33                  33.5558
                                                              2001        11.16           11.37                        0

State Street Research Bond Income Division/(a)/               2003        44.11
                                                              2002        41.40           44.11                  11.0482
                                                              2001        40.31           41.40                        0

PIMCO Total Return Division/(c)/                              2003        11.25
                                                              2002        10.44           11.25                  33.6049
                                                              2001        10.25           10.44                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.99
                                                              2002        15.77           16.99                   2.3907
                                                              2001        15.48           15.77                        0

State Street Research Diversified Division/(c)/               2003        30.23
                                                              2002        35.66           30.23                   4.5058
                                                              2001        36.59           35.66                        0

MetLife Stock Index Division/(c)/                             2003        27.19
                                                              2002        35.57           27.19                  14.2245
                                                              2001        37.69           35.57                        0

American Funds Growth-Income Division/(c)/                    2003        65.57
                                                              2002        81.64           65.57                   6.2364
                                                              2001        85.05           81.64                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.67
                                                              2002        11.45            9.67                  34.7514
                                                              2001        11.62           11.45                        0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.68
                                                              2002        11.48            8.68                  10.0153
                                                              2001        11.62           11.48                        0

MFS Investors Trust Division/(c)/                             2003         6.50
                                                              2002         8.27            6.50                     .729
                                                              2001         8.70            8.27                        0

State Street Research Investment Trust Division/(c)/          2003        46.99
                                                              2002        64.64           46.99                   3.2369
                                                              2001        69.28           64.64                        0

MFS Research Managers Division/(c)(g)/                        2003         6.19
                                                              2002         8.29            6.19                    .9282
                                                              2001         9.38            8.29                        0

American Funds Growth Division/(c)/                           2003        81.56
                                                              2002       109.75           81.56                   3.8726
                                                              2001       121.23          109.75                        0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.29
                                                              2002         7.74            5.29                   3.3399
                                                              2001         8.87            7.74                        0

Davis Venture Value Division/(c)/                             2003        21.59
                                                              2002        26.26           21.59                   1.1835
                                                              2001        27.00           26.26                        0

Met/Putnam Voyager Division/(c)/                              2003         3.44
                                                              2002         4.92            3.44                    6.562
                                                              2001         5.39            4.92                        0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.63
                                                              2002        10.31            8.63                  17.2997
                                                              2001        10.42           10.31                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.36
                                                              2002        15.02           13.36                  10.7329
                                                              2001        15.34           15.02                        0

                                                                                                       Number of
                                                                  Beginning of Year   End of Year  Accumulation Units
                                                                     Accumulation    Accumulation    End of Year (In
                                                              Year    Unit Value      Unit Value       Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003      $23.36
                                                              2002       26.05           23.36                12.9733
                                                              2001       25.20           26.05                      0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003        4.55
                                                              2002        8.25            4.55                17.2567
                                                              2001        8.64            8.25                      0

Janus Mid Cap Division/(c)/                                   2003       10.89
                                                              2002       15.60           10.89                 5.5662
                                                              2001       18.13           15.60                      0

State Street Research Aggressive Growth Division/(c)/         2003       24.26
                                                              2002       34.58           24.26                  .4693
                                                              2001       36.68           34.58                      0

Lord Abbett Bond Debenture Division/(b)/                      2003       10.42
                                                              2002       10.45           10.42                 1.9968
                                                              2001       10.72           10.45                      0

Russell 2000 Index Division/(c)/                              2003        9.34
                                                              2002       11.93            9.34                10.1323
                                                              2001       12.00           11.93                      0

T. Rowe Price Small Cap Growth Division/(c)/                  2003        8.67
                                                              2002       12.02            8.67                 2.846
                                                              2001       12.22           12.02                      0

Loomis Sayles Small Cap Division/(c)/                         2003       17.21
                                                              2002       22.30           17.21                 1.5328
                                                              2001       22.79           22.30                      0

State Street Research Aurora Division/(c)/                    2003       10.80
                                                              2002       13.96           10.80                30.7045
                                                              2001       14.20           13.96                      0

Franklin Templeton Small Cap Growth Division/(c)/             2003        6.25
                                                              2002        8.79            6.25                  .8783
                                                              2001        9.17            8.79                      0

PIMCO Innovation Division/(c)/                                2003        2.96
                                                              2002        6.09            2.96                 3.7204
                                                              2001        7.05            6.09                      0

Scudder Global Equity Division/(c)/                           2003       10.03
                                                              2002       12.14           10.03                 3.4033
                                                              2001       12.88           12.14                      0

Morgan Stanley EAFE Index Division/(c)/                       2003        7.05
                                                              2002        8.59            7.05                15.9787
                                                              2001        9.36            8.59                      0

MFS Research International Division/(c)/                      2003        7.28
                                                              2002        8.37            7.28                 1.1564
                                                              2001        9.02            8.37                      0

FI International Stock Division/(c)/                          2003        9.20
                                                              2002       11.34            9.20                 2.6122
                                                              2001       12.14           11.34                      0

American Funds Global Small Capitalization Division/(c)/      2003       10.69
                                                              2002       13.43           10.69                11.5778
                                                              2001       13.75           13.43                      0

FI Structured Equity Division/(d)/                            2003       18.54
                                                              2002       22.53           18.54                  .0154

State Street Research Large Cap Value Division/(d)/           2003        7.92
                                                              2002       10.00            7.92                  .0464

MET/AIM Mid Cap Core Equity Division/(d)/                     2003        9.67
                                                              2002       11.39            9.67                  .0378

FI Mid Cap Opportunities Division/(d)(h)/                     2003        8.11
                                                              2002       10.00            8.11                 2.2997

MET/AIM Small Cap Growth Division/(d)/                        2003        8.48
                                                              2002       11.23            8.48                 1.2889

Harris Oakmark International Division/(d)/                    2003        8.83
                                                              2002       10.90            8.83                  .1232

                                    Table P
                    C Class and Earnings Preservation Benefit


                                                                                                      Number of
                                                                  Beginning of Year End of Year   Accumulation Units
                                                                     Accumulation  Accumulation    End of Year (In
                                                              Year    Unit Value    Unit Value       Thousands)

State Street Research MoneyMarket-Division/(f)/               2003    $              $

Salomon Brothers U.S. Government Division/(c)/                2003      15.05
                                                              2002      14.26          15.05                      0
                                                              2001      14.01          14.26                      0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003      12.12
                                                              2002      11.23          12.12                 4.9962
                                                              2001      11.04          11.23                      0

State Street Research Bond Income Division/(a)/               2003      40.79
                                                              2002      38.44          40.79                 2.5290
                                                              2001      37.49          38.44                      0

PIMCO Total Return Division/(c)/                              2003      11.16
                                                              2002      10.40          11.16                 4.7796
                                                              2001      10.23          10.40                      0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003      16.45
                                                              2002      15.33          16.45                      0
                                                              2001      15.06          15.33                      0

State Street Research Diversified Division/(c)/               2003      28.30
                                                              2002      33.51          28.30                      0
                                                              2001      34.45          33.51                      0

MetLife Stock Index Division/(c)/                             2003      25.84
                                                              2002      33.94          25.84                 1.7327
                                                              2001      36.03          33.94                      0

American Funds Growth-Income Division/(c)/                    2003      60.79
                                                              2002      75.99          60.79                  .0487
                                                              2001      79.31          75.99                      0

Harris Oakmark Large Cap Value Division/(c)/                  2003       9.51
                                                              2002      11.31           9.51                11.7205
                                                              2001      11.50          11.31                      0

T. Rowe Price Large Cap Growth Division/(c)/                  2003       8.53
                                                              2002      11.34           8.53                      0
                                                              2001      11.50          11.34                      0

MFS Investors Trust Division/(c)/                             2003       6.41
                                                              2002       8.18           6.41                      0
                                                              2001       8.62           8.18                      0

State Street Research Investment Trust Division/(c)/          2003      43.45
                                                              2002      60.02          43.45                  .1722
                                                              2001      64.44          60.02                      0

MFS Research Managers Division/(c)(g)/                        2003       6.15
                                                              2002       8.27           6.15                      0
                                                              2001       9.29           8.27                      0

American Funds Growth Division/(c)/                           2003      75.61
                                                              2002     102.17          75.61                 1.2506
                                                              2001     113.04         102.17                      0

Janus Aggressive Growth Division/(c)(e)/                      2003       5.25
                                                              2002       7.72           5.25                  .2016
                                                              2001       8.86           7.72                      0

Davis Venture Value Division/(c)/                             2003      20.89
                                                              2002      25.52          20.89                  .1042
                                                              2001      26.28          25.52                      0

Met/Putnam Voyager Division/(c)/                              2003       3.40
                                                              2002       4.88           3.40                      0
                                                              2001       5.36           4.88                      0

MetLife Mid Cap Stock Index Division/(c)/                     2003       8.54
                                                              2002      10.25           8.54                 1.2731
                                                              2001      10.38          10.25                      0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003      13.14
                                                              2002      14.83          13.14                      0
                                                              2001      15.17          14.83                      0

                                                                                                               Number of
                                                                      Beginning of Year   End of Year     Accumulation Units
                                                                         Accumulation     Accumulation      End of Year (In
                                                               Year       Unit Value       Unit Value          Thousands)
Harris Oakmark Focused Value Division/(c)/                     2003         $22.44
                                                               2002          25.16          $22.47                    3.1229
                                                               2001          24.38           25.16                         0

T. Rowe Price Mid-Cap Growth Division/(c)/                     2003           4.51
                                                               2002           8.22            4.51                    3.6017
                                                               2001           8.62            8.22                         0

Janus Mid Cap Division/(c)/                                    2003          10.64
                                                               2002          15.30           10.64                    2.9008
                                                               2001          17.81           15.30                         0

State Street Research Aggressive Growth Division/(c)/          2003          22.87
                                                               2002          32.74           22.87                     .4919
                                                               2001          34.78           32.74                         0

Lord Abbett Bond Debenture Division/(b)/                       2003          10.18
                                                               2002          10.25           10.18                     .2214
                                                               2001          10.53           10.25                         0

Russell 2000 Index Division/(c)/                               2003           9.16
                                                               2002          11.78            9.18                    1.7578
                                                               2001          11.87           11.78                         0

T. Rowe Price Small Cap Growth Division/(c)/                   2003           8.47
                                                               2002          11.79            8.47                     .3818
                                                               2001          12.01           11.79                         0

Loomis Sayles Small Cap Division/(c)/                          2003          16.62
                                                               2002          21.62           16.62                         0
                                                               2001          22.14           21.62                         0

State Street Research Aurora Division/(c)/                     2003          10.69
                                                               2002          13.88           10.69                    8.2857
                                                               2001          14.14           13.88                         0

Franklin Templeton Small Cap Growth Division/(c)/              2003           6.21
                                                               2002           8.77            6.21                         0
                                                               2001           9.16            8.77                         0

PIMCO Innovation Division/(c)/                                 2003           2.94
                                                               2002           6.07            2.94                         0
                                                               2001           7.04            6.07                         0

Scudder Global Equity Division/(c)/                            2003           9.80
                                                               2002          11.91            9.80                         0
                                                               2001          12.65           11.91                         0

Morgan Stanley EAFE Index Division/(c)/                        2003           6.93
                                                               2002           8.48            6.93                    2.7043
                                                               2001           9.26            8.48                         0

MFS Research International Division/(c)/                       2003           7.23
                                                               2002           8.34            7.23                         0
                                                               2001           9.00            8.34                         0

FI International Stock Division/(c)/                           2003           8.78
                                                               2002          10.87            8.78                         0
                                                               2001          11.65           10.87                         0

American Funds Global Small Capitalization Division/(c)/       2003
                                                               2002          10.49           10.49                    1.8158
                                                               2001          13.57           13.23                         0

FI Structured Equity Division/(d)/                             2003          17.83
                                                               2002          21.74           17.83                         0

State Street Research Large Cap Value Division/(d)/            2003           7.90
                                                               2002          10.00            7.90                         0

MET/AIM Mid Cap Core Equity Division/(d)/                      2003           9.62
                                                               2002          11.37            9.62                         0

FI Mid Cap Opportunities Division/(d)(h)/                      2003           8.09
                                                               2002          10.00            8.09                         0

MET/AIM Small Cap Growth Division/(d)/                         2003           8.44
                                                               2002          11.20            8.44                         0

Harris Oakmark International Division/(d)/                     2003           8.78
                                                               2002          10.89            8.78                         0

                                    Table Q
                    L Class and Earnings Preservation Benefit


                                                                                                       Number of
                                                                   Beginning of Year  End of Year   Accumulation Units
                                                                      Accumulation   Accumulation    End of Year (In
                                                              Year     Unit Value     Unit Value       Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003      $ 15.24        $
                                                              2002        14.41          15.24                  .4125
                                                              2001        14.15          14.41                      0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.20
                                                              2002        11.28          12.20                 1.0937
                                                              2001        11.08          11.28                      0

State Street Research Bond Income Division/(a)/               2003        42.01
                                                              2002        39.53          42.01                  .0154
                                                              2001        38.52          39.53                      0

PIMCO Total Return Division/(c)/                              2003        11.19
                                                              2002        10.41          11.19                 1.2915
                                                              2001        10.24          10.41                      0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.65
                                                              2002        15.49          16.65                      0
                                                              2001        15.22          15.49                      0

State Street Research Diversified Division/(c)/               2003        29.01
                                                              2002        34.30          29.01                      0
                                                              2001        35.24          34.30                      0

MetLife Stock Index Division/(c)/                             2003        26.34
                                                              2002        34.54          26.34                  .7533
                                                              2001        36.64          34.54                      0

American Funds Growth-Income Division/(c)/                    2003        62.54
                                                              2002        78.06          62.54                  .1809
                                                              2001        81.42          78.06                      0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.57
                                                              2002        11.36           9.57                  .8243
                                                              2001        11.55          11.36                      0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.59
                                                              2002        11.39           8.59                      0
                                                              2001        11.54          11.39                      0

MFS Investors Trust Division/(c)/                             2003         6.44
                                                              2002         8.22           6.44                  .1000
                                                              2001         8.65           8.22                      0

State Street Research Investment Trust Division/(c)/          2003        44.75
                                                              2002        61.71          44.75                  .2177
                                                              2001        66.22          61.71                      0

MFS Research Managers Division/(c)(g)/                        2003         6.16
                                                              2002         8.28           6.16                      0
                                                              2001         9.32           8.28                      0

American Funds Growth Division/(c)/                           2003        77.79
                                                              2002       104.95          77.79                  .4878
                                                              2001       116.05         104.95                      0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.26
                                                              2002         7.73           5.26                      0
                                                              2001         8.86           7.73                      0

Davis Venture Value Division/(c)/                             2003        21.15
                                                              2002        25.79          21.15                 1.8080
                                                              2001        26.55          25.79                      0

Met/Putnam Voyager Division/(c)/                              2003         3.42
                                                              2002         4.89           3.42                      0
                                                              2001         5.37           4.89                      0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.58
                                                              2002        10.27           8.58                 1.0901
                                                              2001        10.39          10.27                      0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.22
                                                              2002        14.90          13.22                  .6198
                                                              2001        15.23          14.90                      0

                                                                                                              Number of
                                                                        Beginning of Year    End of Year   Accumulation Units
                                                                           Accumulation     Accumulation   End of Year (In
                                                                 Year       Unit Value       Unit Value      Thousands)
Harris Oakmark Focused Value Division/(c)/                       2003        $ 22.80          $
                                                                 2002          25.49            22.80                 2.0177
                                                                 2001          24.68            25.49                      0

T. Rowe Price Mid-Cap Growth Division/(c)/                       2003           4.53
                                                                 2002           8.23             4.53                      0
                                                                 2001           8.63             8.23                      0


Janus Mid Cap Division/(c)/                                      2003          10.73
                                                                 2002          15.41            10.73                 2.9064
                                                                 2001          17.93            15.41                      0

State Street Research Aggressive Growth Division/(c)/            2003          23.38
                                                                 2002          33.42            23.38                      0
                                                                 2001          35.48            33.42                      0

Lord Abbett Debenture Division/(b)/                              2003          10.27
                                                                 2002          10.33            10.27                  .1323
                                                                 2001          10.60            10.33                      0

Russell 2000 Index Division/(c)/                                 2003           9.24
                                                                 2002          11.84             9.24                  .6104
                                                                 2001          11.91            11.84                      0

T. Rowe Price Small Cap Growth Division/(c)/                     2003           8.55
                                                                 2002          11.88             8.55                 3.4644
                                                                 2001          12.09            11.88                      0

Loomis Sayles Small Cap Division/(c)/                            2003          16.84
                                                                 2002          21.87            16.84                  .6045
                                                                 2001          22.38            21.87                      0

State Street Research Aurora Division/(c)/                       2003          10.73
                                                                 2002          13.91            10.73                 4.2927
                                                                 2001          14.17            13.91                      0

Franklin Templeton Small Cap Growth Division/(c)/                2003           6.23
                                                                 2002           8.78             6.23                      0
                                                                 2001           9.17             8.78                      0

PIMCO Innovation Division/(c)/                                   2003           2.95
                                                                 2002           6.08             2.95                      0
                                                                 2001           7.04             6.08                      0

Scudder Global Equity Division/(c)/                              2003           9.89
                                                                 2002          11.99             9.89                      0
                                                                 2001          12.74            11.99                      0

Morgan Stanley EAFE Index Division/(c)/                          2003           6.98
                                                                 2002           8.52             6.98                  .8081
                                                                 2001           9.30             8.52                      0

MFS Research International Division/(c)/                         2003           7.25
                                                                 2002           8.35             7.25                      0
                                                                 2001           9.01             8.35                      0

FI International Stock Division/(c)/                             2003           8.94
                                                                 2002          11.04             8.94                 3.5151
                                                                 2001          11.83            11.04                      0

American Funds Global Small Capitalization Division/(c)/         2003          10.57
                                                                 2002          13.30            10.57                  .0600
                                                                 2001          13.64            13.30                      0

FI Structured Equity Division/(d)/                               2003          18.09
                                                                 2002          22.03            18.09                      0

State Street Research Large Cap Value Division/(d)/              2003           7.91
                                                                 2002          10.00             7.91                  .2071

MET/AIM Mid Cap Core Equity Division/(d)/                        2003           9.64
                                                                 2002          11.37             9.64                  .1751

FI Mid Cap Opportunities Division/(d)(h)/                        2003           8.09
                                                                 2002          10.00             8.09                      0

MET/AIM Small Cap Growth Division/(d)/                           2003           8.46
                                                                 2002          11.21             8.46                      0

Harris Oakmark International Division/(d)/                       2003           8.80
                                                                 2002          10.90             8.80                      0

                                    Table R
                  Bonus class and Earnings Preservation Benefit


                                                                                                           Number of
                                                                   Beginning of Year   End of Year     Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)

Salomon Brothers U.S. Government Division/(c)/                2003      $ 14.99         $
                                                              2002        14.20           14.99                   2.5467
                                                              2001        13.96           14.20                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.10
                                                              2002        11.21           12.10                   2.2595
                                                              2001        11.02           11.21                        0

State Street Research Bond Income Division/(a)/               2003        40.40
                                                              2002        38.09           40.40                   3.3286
                                                              2001        37.51           38.09                        0

PIMCO Total Return Division/(c)/                              2003        11.15
                                                              2002        10.39           11.15                   6.2102
                                                              2001        10.23           10.39                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.38
                                                              2002        15.27           16.38                   2.7433
                                                              2001        15.01           15.27                        0

State Street Research Diversified Division/(c)/               2003        28.07
                                                              2002        33.25           28.07                   2.7417
                                                              2001        34.19           33.25                        0

MetLife Stock Index Division/(c)/                             2003        25.68
                                                              2002        33.75           25.68                   3.4064
                                                              2001        35.82           33.75                        0

American Funds Growth-Income Division/(c)/                    2003        60.22
                                                              2002        75.32           60.22                   1.0498
                                                              2001        78.62           75.32                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.49
                                                              2002        11.29            9.49                  20.6462
                                                              2001        11.48           11.29                        0

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.52
                                                              2002        11.32            8.52                        0
                                                              2001        11.48           11.32                        0

MFS Investors Trust Division/(c)/                             2003         6.39
                                                              2002         8.17            6.39                   3.5832
                                                              2001         8.61            8.17                        0

State Street Research Investment Trust Division/(c)/          2003        43.03
                                                              2002        59.47           43.03                   1.9423
                                                              2001        63.86           59.47                        0

MFS Research Managers Division/(c)(g)/                        2003         6.14
                                                              2002         8.26            6.14                   6.5362
                                                              2001         9.28            8.26                        0

American Funds Growth Division/(c)/                           2003        74.90
                                                              2002       101.26           74.90                    .7485
                                                              2001       112.06          101.26                        0

Janus Aggressuve Growth Division/(c)(e)/                      2003         5.25
                                                              2002         7.72            5.25                    .6830
                                                              2001         8.86            7.72                        0

Davis Venture Value Division/(c)/                             2003        20.81
                                                              2002        25.43           20.81                   1.5947
                                                              2001        26.19           25.43                        0

Met/Putnum Voyager Division/(c)/                              2003         3.40
                                                              2002         4.88            3.40                   1.1113
                                                              2001         5.36            4.88                        0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.53
                                                              2002        10.24            8.53                   3.7987
                                                              2001        10.37           10.24                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.11
                                                              2002        14.81           13.11                   2.6395
                                                              2001        15.15           14.81                        0

                                                                                                         Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003     $ 22.36          $
                                                              2002       25.06            22.36                  6.0054
                                                              2001       24.28            25.06                       0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003        4.51
                                                              2002        8.22             4.51                 11.8796
                                                              2001        8.62             8.22                       0

Janus Mid Cap Division/(c)/                                   2003       10.61
                                                              2002       15.26            10.61                  2.0466
                                                              2001       17.77            15.26                       0

State Street Research Aggressive Growth Division/(c)/         2003       22.71
                                                              2002       32.51            22.71                       0
                                                              2001       34.55            32.51                       0

Lord Abbett Bond Debenture Division/(b)/                      2003       10.15
                                                              2002       10.23            10.15                  1.3914
                                                              2001       10.51            10.23                       0

Russell 2000 Index Division/(c)/                              2003        9.16
                                                              2002       11.77             9.16                  2.8075
                                                              2001       11.85            11.77                       0

T. Rowe Price Small Cap Growth Division/(c)/                  2003        8.45
                                                              2002       11.77             8.45                  2.5386
                                                              2001       11.98            11.77                       0

Loomis Sayles Small Cap Division/(c)/                         2003       16.55
                                                              2002       21.54            16.55                  1.3993
                                                              2001       22.06            21.54                       0

State Street Research Aurora Division/(c)/                    2003       10.68
                                                              2002       13.88            10.68                 15.4991
                                                              2001       14.14            13.88                       0

Franklin Templeton Small Cap Growth Division/(c)/             2003        6.20
                                                              2002        8.76             6.20                 11.8001
                                                              2001        9.16             8.76                       0

PIMCO Innovation Division/(c)/                                2003        2.94
                                                              2002        6.06             2.94                 11.9786
                                                              2001        7.03             6.06                       0

Scudder Global Equity Division/(c)/                           2003        9.77
                                                              2002       11.88             9.77                  8.0896
                                                              2001       12.63            11.88                       0

Morgan Stanley EAFE Index Division/(c)/                       2003        6.92
                                                              2002        8.46             6.92                  3.0721
                                                              2001        9.25             8.46                       0

MFS Research International Division/(c)/                      2003        7.22
                                                              2002        8.34             7.22                   .1208
                                                              2001        9.00             8.34                       0

FI International Stock Division/(c)/                          2003        8.73
                                                              2002       10.81             8.73                       0
                                                              2001       11.59            10.81                       0

American Funds Global Small Capitalization Division/(c)/      2003       10.47
                                                              2002       13.21            10.47                  1.3191
                                                              2001       13.55            13.21                       0

FI Structured Equity Division/(d)/                            2003       17.75
                                                              2002       21.64            17.75                       0

State Street Research Large Cap Value Division/(d)/           2003        7.89
                                                              2002       10.00             7.89                   .4766

MET/AIM Mid Cap Core Equity Division/(d)/                     2003        9.61
                                                              2002       11.36             9.61                       0

FI Mid Cap Opportunities Division/(d)(h)/                     2003        8.08
                                                              2002       10.00             8.08                   .2585

MET/AIM Small Cap Growth Division/(d)/                        2003        8.44
                                                              2002       11.20             8.44                   .2441

Harris Oakmark International Division/(d)/                    2003        8.78
                                                              2002       10.89             8.78                       0

                                    Table S
     B Class, Annual Step-Up Death Benefit and Earnings Preservation Benefit

                                                                                                          Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003     $ 15.43         $
                                                              2002       14.57           15.43                   22.5669
                                                              2001       14.29           14.57                         0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003       12.28
                                                              2002       11.34           12.28                   31.7367
                                                              2001       11.13           11.34                         0

State Street Research Bond Income Division/(a)/               2003       43.25
                                                              2002       40.64           43.25                   18.9125
                                                              2001       39.58           40.64                         0

PIMCO Total Return Division/(c)/                              2003       11.22
                                                              2002       10.43           11.22                   35.0486
                                                              2001       10.24           10.43                   1850.16

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003       16.86
                                                              2002       15.66           16.86                   35.4347
                                                              2001       15.37           15.66                         0

State Street Research Diversified Division/(c)/               2003       29.74
                                                              2002       35.11           29.74                    3.9718
                                                              2001       36.05           35.11                    409.17

MetLife Stock Index Division/(c)/                             2003       26.84
                                                              2002       35.15           26.84                    9.1263
                                                              2001       37.26           35.15                    271.16

American Funds Growth-Income Division/(c)/                    2003       64.34
                                                              2002       80.19           64.34                    4.3871
                                                              2001       83.58           80.19                         0

Harris Oakmark Large Cap Value Division/(c)/                  2003        9.63
                                                              2002       11.42            9.63                   91.2024
                                                              2001       11.59           11.42                    842.15

T. Rowe Price Large Cap Growth Division/(c)/                  2003        8.64
                                                              2002       11.45            8.64                    3.4582
                                                              2001       11.59           11.45                         0

MFS Investors Trust Division/(c)/                             2003        6.48
                                                              2002        8.25            6.48                     .8737
                                                              2001        8.68            8.25                         0

State Street Research Investment Trust Division/(c)/          2003       46.08
                                                              2002       63.45           46.08                    1.7484
                                                              2001       68.04           63.45                         0

MFS Research Managers Division/(c)(g)/                        2003        6.18
                                                              2002        8.29            6.18                     .5521
                                                              2001        9.36            8.29                         0

American Funds Growth Division/(c)/                           2003       80.03
                                                              2002      107.81           80.03                    9.5134
                                                              2001      119.13          107.81                         0

Janus Aggressive Growth Division/(c)(e)/                      2003        5.28
                                                              2002        7.74            5.28                   13.0307
                                                              2001        8.86            7.74                         0

Davis Venture Value Division/c)/                              2003       21.41
                                                              2002       26.07           21.41                    2.0661
                                                              2001       26.82           26.07                    552.03

Met/Putnum Voyager Division/(c)/                              2003        3.43
                                                              2002        4.91            3.43                    5.9181
                                                              2001        5.38            4.91                         0

MetLife Mid Cap Stock Index Division/(c)/                     2003        8.61
                                                              2002       10.29            8.61                   18.6688
                                                              2001       10.41           10.29                         0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003       13.30
                                                              2002       14.97           13.30                    4.5748
                                                              2001       15.30           14.97                         0

                                                                                                          Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $23.13          $
                                                              2002        25.83           23.13                 47.7370
                                                              2001        24.99           25.83                       0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.54
                                                              2002         8.24            4.54                  3.6533
                                                              2001         8.63            8.24                       0

Janus Mid Cap Division/(c)/                                   2003        10.82
                                                              2002        15.52           10.82                 49.9533
                                                              2001        18.05           15.52                       0

State Street Research Aggressive Growth Division/(c)/         2003        23.90
                                                              2002        34.11           23.90                  2.8567
                                                              2001        36.20           34.11                       0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.36
                                                              2002        10.40           10.36                  4.6209
                                                              2001        10.67           10.40                       0

Russell 2000 Index Division/(c)/                              2003         9.30
                                                              2002        11.90            9.30                  9.4152
                                                              2001        11.96           11.90                       0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.62
                                                              2002        11.97            8.62                   .6163
                                                              2001        12.17           11.97                       0

Loomis Sayles Small Cap Division/(c)/                         2003        17.06
                                                              2002        22.13           17.06                   .2657
                                                              2001        22.62           22.13                       0

State Street Research Aurora Division/(c)/                    2003        10.77
                                                              2002        13.94           10.77                 80.5334
                                                              2001        14.19           13.94                  689.30

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.24
                                                              2002         8.79            6.24                 85.9216
                                                              2001         9.17            8.79                       0

PIMCO Innovation Division/(c)/                                2003         2.96
                                                              2002         6.08            2.96                  8.1934
                                                              2001         7.05            6.08                       0

Scudder Global Equity Division/(c)/                           2003         9.97
                                                              2002        12.08            9.97                 57.2385
                                                              2001        12.82           12.08                  798.89

Morgan Stanley EAFE Index Division/(c)/                       2003         7.02
                                                              2002         8.56            7.02                 21.2278
                                                              2001         9.33            8.56                 1134.30

MFS Research International Division/(c)/                      2003         7.27
                                                              2002         8.36            7.27                  4.7265
                                                              2001         9.01            8.36                       0

FI International Stock Division/(c)/                          2003         9.10
                                                              2002        11.22            9.10                  3.3054
                                                              2001        12.01           11.22                       0

American Funds Global Small Capitalization Division/(c)/      2003        10.64
                                                              2002        13.38           10.64                 50.0659
                                                              2001        13.71           13.38                       0

FI Structured Equity Division/(d)/                            2003        18.36
                                                              2002        22.33           18.36                   .1216

State Street Research Large Cap Value Division/(d)/           2003         7.91
                                                              2002        10.00            7.91                   .1086

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.65
                                                              2002        11.38            9.65                  2.4648

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.10
                                                              2002        10.00            8.10                  1.0274

MET/AIM Small Cap Growth Division/(d)/                        2003         8.47
                                                              2002        11.22            8.47                  2.3110

Harris Oakmark International Division/(d)/                    2003         8.82
                                                              2002        10.90            8.82                   .2576

                                     Table T

     C Class, Annual Step-Up Death Benefit and Earnings Preservation Benefit


                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
State Street Research Money Market Division/(f)/              2003     $               $

Salomon Brothers U.S. Government Division/(c)/                2003       14.93
                                                              2002       14.15           14.93              1.3551
                                                              2001       13.91           14.15                   0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003       12.07
                                                              2002       11.19           12.07              2.0481
                                                              2001       11.01           11.19                   0

State Street Research Bond Income Division/(a)/               2003       40.00
                                                              2002       37.74           40.00                   0
                                                              2001       36.82           37.74                   0

PIMCO Total Return Division/(c)/                              2003       11.14
                                                              2002       10.39           11.14               .9084
                                                              2001       10.22           10.39                   0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003       16.31
                                                              2002       15.22           16.31                   0
                                                              2001       14.96           15.22                   0

State Street Research Diversified Division/(c)/               2003       27.84
                                                              2002       33.00           27.84                   0
                                                              2001       33.94           33.00                   0

Metlife Stock Index Division/(c)/                             2003       25.52
                                                              2002       35.55           25.52              1.0025
                                                              2001       35.62           35.55                   0

American Funds Growth-Income Division/(c)/                    2003       59.65
                                                              2002       74.65           59.65                   0
                                                              2001       77.93           74.65                   0

Harris Oakmark Large Cap Value Division/(c)/                  2003        9.47
                                                              2002       11.28            9.47              2.1428
                                                              2001       11.47           11.28                   0

T. Rowe Price Large Cap Growth Division/(c)/                  2003        8.50
                                                              2002       11.30            8.50              5.9123
                                                              2001       11.47           11.30                   0

MFS Investors Trust Division/(c)/                             2003        6.38
                                                              2002        8.16            6.38                   0
                                                              2001        8.61            8.16                   0

State Street Research Investment Trust Division/(c)/          2003       42.61
                                                              2002       58.92           42.61                   0
                                                              2001       63.28           58.92                   0

MFS Research Managers Division/(c)(g)/                        2003        6.14
                                                              2002        8.26            6.14                   0
                                                              2001        9.27            8.26                   0

American Funds Growth Division/(c)/                           2003       74.20
                                                              2002      100.35           74.20                   0
                                                              2001      111.08          100.35                   0

Janus Aggressive Growth Division/(c)(e)/                      2003        5.24
                                                              2002        7.72            5.24                   0
                                                              2001        8.85            7.72                   0

Davis Venture Value Division/(c)/                             2003       20.72
                                                              2002       25.34           20.72                   0
                                                              2001       26.10           25.34                   0

Met/Putnam Voyager Division/(c)/                              2003        3.39
                                                              2002        4.87            3.39                   0
                                                              2001        5.35            4.87                   0

Metlife Mid Cap Stock Index Division/(c)/                     2003        8.52
                                                              2002       10.23            8.52               .9915
                                                              2001       10.36           10.23                   0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003       13.09
                                                              2002       14.79           13.09                   0
                                                              2001       15.13           14.79                   0

                                                                                                        Number of
                                                                    Beginning of Year  End of Year  Accumulation Units
                                                                       Accumulation   Accumulation    End of Year (In
                                                              Year      Unit Value     Unit Value       Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003         $22.26         $
                                                              2002          24.95          22.26               .4559
                                                              2001          24.18          24.95                   0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003           4.50
                                                              2002           8.21           4.50              1.4808
                                                              2001           8.62           8.21                   0

Janus Mid Cap Division/(c)/                                   2003          10.57
                                                              2002          15.23          10.57               1.272
                                                              2001          17.73          15.23                   0

State Street Research Aggressive Growth Division/(c)/         2003          22.54
                                                              2002          32.29          22.54                   0
                                                              2001          34.33          32.29                   0

Lord Abbett Bond Debenture Division/(b)/                      2003          10.12
                                                              2002          10.20          10.12                   0
                                                              2001          10.49          10.20                   0

Russell 2000 Index Division/(c)/                              2003           9.14
                                                              2002          11.75           9.14              2.7949
                                                              2001          11.83          11.75                   0

T. Rowe Price Small Cap Growth Division/(c)/                  2003           8.42
                                                              2002          11.74           8.42                   0
                                                              2001          11.95          11.74                   0

Loomis Sayles Small Cap Division/(c)/                         2003          16.48
                                                              2002          21.46          16.48                   0
                                                              2001          21.98          21.46                   0

State Street Research Aurora Division/(c)/                    2003          10.66
                                                              2002          13.86          10.66              1.8810
                                                              2001          14.13          13.86                   0

Franklin Templeton Small Cap Growth Division/(c)/             2003           6.20
                                                              2002           8.76           6.20                   0
                                                              2001           9.16           8.76                   0

PIMCO Innovation Division/(c)/                                2003           2.94
                                                              2002           6.06           2.94                   0
                                                              2001           7.03           6.06                   0

Scudder Global Equity Division/(c)/                           2003           9.74
                                                              2002          11.85           9.74                   0
                                                              2001          12.60          11.85                   0

Morgan Stanley EAFE Index Division/(c)/                       2003           6.90
                                                              2002           8.45           6.90                   0
                                                              2001           9.23           8.45                   0

MFS Research International Division/(c)/                      2003           7.22
                                                              2002           8.33           7.22                   0
                                                              2001           8.99           8.33                   0

FI International Stock Division/(c)/                          2003           8.68
                                                              2002          10.75           8.68                   0
                                                              2001          11.53          10.75                   0

American Funds Global Small Capitalization Division/(c)/      2003          10.44
                                                              2002          13.18          10.44              1.9212
                                                              2001          13.53          13.18                   0

FI Structured Equity Division/(d)/                            2003          17.66
                                                              2002          21.54          17.66                   0

State Street Research Large Cap Value Division/(d)/           2003           7.89
                                                              2002          10.00           7.89                   0

MET/AIM Mid Cap Core Equity Division/(d)/                     2003           9.61
                                                              2002          11.36           9.61                   0

FI Mid Cap Opportunities Division/(d)(h)/                     2003           8.08
                                                              2002          10.00           8.08                   0

MET/Aim Small Cap Growth Division/(d)/                        2003           8.43
                                                              2002          11.19           8.43                   0

Harris Oakmark International Division/(d)/                    2003           8.77
                                                              2002          10.89           8.77                   0

                                     Table U

    L Class, Annual Step-Up Death Benefit and Earnings Preservation Benefit

                                                                                                          Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003      $ 15.11         $
                                                              2002        14.31           15.11                    .5155
                                                              2001        14.05           14.31                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.15
                                                              2002        11.25           12.15                        0
                                                              2001        11.05           11.25                        0

State Street Research Bond Income Division/(a)/               2003        41.19
                                                              2002        38.80           41.19                        0
                                                              2001        37.83           38.80                        0

PIMCO Total Return Division/(c)/                              2003        11.17
                                                              2002        10.40           11.17                   2.8294
                                                              2001        10.23           10.40                        0

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.52
                                                              2002        15.38           16.52                    .2458
                                                              2001        15.11           15.38                        0

State Street Research Diversified Division/(c)/               2003        28.54
                                                              2002        33.77           28.54                   2.2448
                                                              2001        34.71           33.77                        0

Metlife Stock Index Division/(c)/                             2003        26.01
                                                              2002        34.14           26.01                    .0310
                                                              2001        36.23           34.14                        0

American Funds Growth-Income Division/(c)/                    2003        61.37
                                                              2002        76.68           61.37                    .5949
                                                              2001        80.00           76.68                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.53
                                                              2002        11.33            9.53                    .0856
                                                              2001        11.51           11.33                        0

T.Rowe Price Large Cap Growth Division/(c)/                   2003         8.55
                                                              2002        11.36            8.55                    .0944
                                                              2001        11.51           11.36                        0

MFS Investors Trust Division/(c)/                             2003         6.42
                                                              2002         8.20            6.42                        0
                                                              2001         8.63            8.20                        0

State Street Research Investment Trust Division/(c)/          2003        43.88
                                                              2002        60.58           43.88                    .0183
                                                              2001        65.03           60.58                        0

MFS Research Managers Division/(c)(g)/                        2003         6.15
                                                              2002         8.27            6.15                        0
                                                              2001         9.30            8.27                        0

American Funds Growth Division/(c)/                           2003        76.33
                                                              2002       103.09           76.33                        0
                                                              2001       114.03          103.09                        0

Janus Aggressive Growth Division/(c)(e)/                      2003         5.25
                                                              2002         7.72            5.25                        0
                                                              2001         8.86            7.72                        0

Davis Venture Value Division/(c)/                             2003        20.98
                                                              2002        25.61           20.98                        0
                                                              2001        26.37           25.61                        0

Met/Putnam Voyager Division/(c)/                              2003         3.41
                                                              2002         4.89            3.41                        0
                                                              2001         5.36            4.89                        0

Metlife Mid Cap Stock Index Division/(c)/                     2003         8.55
                                                              2002        10.25            8.55                    .0952
                                                              2001        10.38           10.25                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.17
                                                              2002        14.79           13.17                        0
                                                              2001        15.19           14.79                        0

                                                                                                          Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $22.58          $
                                                              2002        25.27           22.58                 1.3063
                                                              2001        24.48           25.27                      0

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.52
                                                              2002         8.22            4.52                      0
                                                              2001         8.62            8.22                      0

Janus Mid Cap Division/(c)/                                   2003        10.67
                                                              2002        15.34           10.67                      0
                                                              2001        17.85           15.34                      0

State Street Research Aggressive Growth Division/(c)/         2003        23.04
                                                              2002        32.96           23.04                      0
                                                              2001        35.02           32.96                      0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.21
                                                              2002        10.28           10.21                 1.1901
                                                              2001        10.56           10.28                      0

Russell 2000 Index Division/(c)/                              2003         9.20
                                                              2002        11.80            9.20                  .0879
                                                              2001        11.88           11.80                      0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.50
                                                              2002        11.82            8.50                      0
                                                              2001        12.03           11.82                      0

Loomis Sayles Small Cap Division/(c)/                         2003        16.70
                                                              2002        21.71           16.70                      0
                                                              2001        22.22           21.71                      0

State Street Research Aurora Division/(c)/                    2003        10.70
                                                              2002        13.89           10.70                 2.6851
                                                              2001        14.15           13.89                      0

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.21
                                                              2002         8.77            6.21                      0
                                                              2001         9.17            8.77                      0

PIMCO Innovation Division/(c)/                                2003         2.95
                                                              2002         6.07            2.95                  .3955
                                                              2001         7.04            6.07                      0

Scudder Global Equity Division/(c)/                           2003         9.83
                                                              2002        11.94            9.83                      0
                                                              2001        12.68           11.94                      0

Morgan Stanley EAFE Index Division/(c)/                       2003         6.95
                                                              2002         8.49            6.95                      0
                                                              2001         9.27            8.49                      0

MFS Research International Division/(c)/                      2003         7.24
                                                              2002         8.34            7.24                      0
                                                              2001         9.00            8.34                      0

FI International Stock Division/(c)/                          2003         8.83
                                                              2002        10.92            8.83                      0
                                                              2001        11.71           10.92                      0

American Funds Global Small Capitalization Division/(c)/      2003        10.52
                                                              2002        13.25           10.52                      0
                                                              2001        13.60           13.25                      0

FI Structured Equity Division/(d)/                            2003        17.92
                                                              2002        21.83           17.92                      0

State Street Research Large Cap Value Division/(d)/           2003         7.90
                                                              2002        10.00            7.90                      0

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.63
                                                              2002        11.37            9.63                      0

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.09
                                                              2002        10.00            8.09                      0

Met/AIM Small Cap Growth Division/(d)/                        2003         8.45
                                                              2002        11.20            8.45                      0

Harris Oakmark International Division/(d)/                    2003         8.79
                                                              2002        10.90            8.79                      0

                                    Table V
   Bonus Class, Annual Step-Up Death Benefit and Earnings Preservation Benefit

                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Salomon Brothers U.S. Government Division/(c)/                2003      $ 14.87          $
                                                              2002        14.10           14.87                   5.6375
                                                              2001        13.87           14.10                        0

Lehman Brothers Aggregate Bond Index Division/(c)/            2003        12.05
                                                              2002        11.18           12.05                   7.9598
                                                              2001        10.99           11.18                        0

State Street Research Bond Income Division/(a)/               2003        39.62
                                                              2002        37.39           39.62                    .3843
                                                              2001        36.48           37.39                        0

PIMCO Total Return Division/(c)/                              2003        11.13
                                                              2002        10.38           11.13                  10.2426
                                                              2001        10.22           10.38                  3328.47

Salomon Brothers Strategic Bond Opportunities Division/(c)/   2003        16.25
                                                              2002        15.16           16.25                   2.9726
                                                              2001        14.91           15.16                  1812.32

State Street Research Diversified Division/(c)/               2003        27.61
                                                              2002        32.74           27.61                   1.8291
                                                              2001        33.68           32.74                        0

MetLife Stock Index Division/(c)/                             2003        25.36
                                                              2002        33.36           25.36                   2.7050
                                                              2001        35.42           33.36                        0

American Funds Growth-Income Division/(c)/                    2003        59.09
                                                              2002        73.98           59.09                    .6534
                                                              2001        77.25           73.98                        0

Harris Oakmark Large Cap Value Division/(c)/                  2003         9.45
                                                              2002        11.26            9.45                  14.4342
                                                              2001        11.45           11.26                  5439.33

T. Rowe Price Large Cap Growth Division/(c)/                  2003         8.48
                                                              2002        11.29            8.48                   1.7224
                                                              2001        11.45           11.29                  1014.32

MFS Investors Trust Division/(c)/                             2003         6.37
                                                              2002         8.15            6.37                   1.3949
                                                              2001         8.60            8.15                  1399.68

State Street Research Investment Trust Division/(c)/          2003        42.20
                                                              2002        58.37           42.20                    .4487
                                                              2001        62.71           58.37                        0

MFS Research Managers Division/(c)(g)/                        2003         6.13
                                                              2002         8.25            6.13                        0
                                                              2001         9.26            8.25                        0

American Funds Growth Division/(c)/                           2003        73.50
                                                              2002        99.46           73.50                     .444
                                                              2001       110.11           99.46                  314.004

Janus Aggressive Growth Division/(c)(e)/                      2003         5.24
                                                              2002         7.71            5.24                   3.1103
                                                              2001         8.85            7.71                  1784.28

Davis Venture Value Division/(c)/                             2003        20.64
                                                              2002        25.24           20.64                   2.2677
                                                              2001        26.01           25.24                 1350.353

Met/Putnum Voyager Division/(c)/                              2003         3.39
                                                              2002         4.87            3.39                   1.0072
                                                              2001         5.35            4.87                        0

MetLife Mid Cap Stock Index Division/(c)/                     2003         8.51
                                                              2002        10.22            8.51                   1.1307
                                                              2001        10.36           10.22                        0

Neuberger Berman Partners Mid Cap Value Division/(c)/         2003        13.06
                                                              2002        14.76           13.06                   2.9219
                                                              2001        15.11           14.76                 2173.338

                                                                                                           Number of
                                                                   Beginning of Year   End of Year    Accumulation Units
                                                                      Accumulation    Accumulation      End of Year (In
                                                              Year     Unit Value      Unit Value         Thousands)
Harris Oakmark Focused Value Division/(c)/                    2003       $22.15
                                                              2002        24.84           22.15                     6.607
                                                              2001        24.08           24.84                   815.114

T. Rowe Price Mid-Cap Growth Division/(c)/                    2003         4.50
                                                              2002         8.21            4.50                     .1363
                                                              2001         8.62            8.21                         0

Janus Mid Cap Division/(c)/                                   2003        10.54
                                                              2002        15.19           10.54                    1.3453
                                                              2001        17.69           15.19                   1345.27

State Street Research Aggressive Growth Division/(c)/         2003        22.38
                                                              2002        32.07           22.38                         0
                                                              2001        34.10           32.07                         0

Lord Abbett Bond Debenture Division/(b)/                      2003        10.09
                                                              2002        10.18           10.09                         0
                                                              2001        10.46           10.18                         0

Russell 2000 Index Division/(c)/                              2003         9.13
                                                              2002        11.73            9.13                     .2813
                                                              2001        11.82           11.73                         0

T. Rowe Price Small Cap Growth Division/(c)/                  2003         8.40
                                                              2002        11.71            8.40                     .3178
                                                              2001        11.93           11.71                         0

Loomis Sayles Small Cap Division/(c)/                         2003        16.41
                                                              2002        21.38           16.41                     .2659
                                                              2001        21.90           21.38                   266.962

State Street Research Aurora Division/(c)/                    2003        10.65
                                                              2002        13.84           10.65                   18.2215
                                                              2001        14.12           13.84                  3202.883

Franklin Templeton Small Cap Growth Division/(c)/             2003         6.19
                                                              2002         8.76            6.19                         0
                                                              2001         9.16            8.76                         0

PIMCO Innovation Division/(c)/                                2003         2.93
                                                              2002         6.06            2.93                     .5666
                                                              2001         7.03            6.06                         0

Scudder Global Equity Division/(c)/                           2003         9.71
                                                              2002        11.82            9.71                    1.6751
                                                              2001        12.57           11.82                         0

Morgan Stanley EAFE Index Division/(c)/                       2003         6.89
                                                              2002         8.44            6.89                    4.0190
                                                              2001         9.22            8.44                   4206.93

MFS Research International Division/(c)/                      2003         7.21
                                                              2002         8.33            7.21                     .0438
                                                              2001         8.99            8.33                         0

FI International Stock Division/(c)/                          2003         8.63
                                                              2002        10.69            8.63                    5.3893
                                                              2001        11.47           10.69                   5120.68

American Funds Global Small Capitalization Division/(c)/      2003        10.42
                                                              2002        13.16           10.42                     .9952
                                                              2001        13.51           13.16                   438.834

FI Structured Equity Division/(d)/                            2003        17.57
                                                              2002        21.44           17.57                     .2145

State Street Research Large Cap Value Division/(d)/           2003         7.89
                                                              2002        10.00            7.89                         0

MET/AIM Mid Cap Core Equity Division/(d)/                     2003         9.60
                                                              2002        11.36            9.60                    1.6125

FI Mid Cap Opportunities Division/(d)(h)/                     2003         8.08
                                                              2002        10.00            8.08                     .0638

MET/AIM Small Cap Growth Division/(d)/                        2003         8.43
                                                              2002        11.19            8.43                     .0607

Harris Oakmark International Division/(d)/                    2003         8.77
                                                              2002        10.89            8.77                         0



/(a)/The assets of the State Street Research Income Division merged into the State Street Research Bond Income Division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.

/(b)/The assets of the Loomis Sayles High Yield Bond Division merged into the
     Lord Abbett Bond Debenture Division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.

/(c)/Inception date: August 3, 2001.

/(d)/Inception date: May 1, 2002.

/(e)/The assets of the Janus Growth Division merged into the Janus Aggressive
     Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of the Janus Growth Division.

/(f)/Inception date: May 1, 2003. State Street Money Market Division is only available in the C Class Deferred Annuity, a Deferred Annuity issued in New York State with the optional guaranteed Minimum Income Benefit, and, when available, a Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in Washington State. The Guaranteed Minimum Income Benefit charge is made by canceling accumulation units, and, therefore, this charge is not reflected in the Accumulation Unit Value. However, purchasing this option will result in a higher charge.

/(g)/The assets in this investment division merged into the MFS Investors
     Trust Division on April 30, 2004. This investment division is no longer available under the Deferred Annuity.

/(h)/The assets of this investment division merged unto the Janus Mid Cap
     Division, on April 30, 2004. This investment division is no longer available under the Deferred Annuity.

                                    PART II
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS

         The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4 (to be filed by amendment):


            Metropolitan Life Separate Account E
               Independent Auditors' Report

            Financial Statements for the Years Ended December 31, 2002 and 2003

               Statements of Assets and Liabilities
               Statements of Operations
               Statements of Changes in Net Assets
               Notes to Financial Statements

            Metropolitan Life Insurance Company
               Independent Auditors' Report

               Financial Statements for the Years Ended December 31, 2003, 2002 and 2001


               Consolidated Balance Sheets
               Consolidated Statements of Income
               Consolidated Statements of Cash Flow
               Consolidated Statements of Equity
               Notes to Consolidated Financial Statements

     (B) EXHIBITS

      (1)      -- Resolution of the Board of Directors of Metropolitan Life
                  establishing Separate Account E.(1)
     (2)       -- Not applicable.
     (3)(a)    -- Not applicable.

        (b)    -- Form of Metropolitan Life Insurance Company Sales
                  Agreement.(2)
        (c)    -- Participation Agreement--New England Zenith Fund(4)
        (d)    -- Participation Agreement--American Funds Insurance Series(3)

        (e)    -- Participation Agreement--Met Investors Series Trust (5)

     (4)       -- Form of Deferred Annuity Contract.(3)

        (a) -- ROTH Individual Retirement Annuity Endorsement--Form ML-446.2 (9/02)(6)
        (b)    -- 401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02)(6)
        (c)    -- Individual Retirement Annuity Endorsement. Form ML-408.2
                  (9/02)(6)
        (d)    -- SIMPLE Individual Retirement Annuity Endorsement.
                  Form: ML-439.1 (9/02)(6)
        (e)    -- Tax Sheltered Annuity Endorsement. Form ML-398.2 (9/02)(6)

     (5)       -- Application Form for the Deferred Annuity (3)

     (6)(a)    -- Amended and Restated Charter of Metropolitan Life.(5)
        (b)    -- Restated By-Laws of Metropolitan Life.(5)

     (7)       -- Not applicable.
     (8)       -- Not applicable.

     (9)       -- Opinion and consent of counsel as to the legality of the securities being registered.(3)

    (10)       -- Consent of Auditors(8)

    (11)       -- Not applicable.
    (12)       -- Not applicable.

    (13)(a)    -- Powers of Attorney.(2,7)


------------------

1. Filed with Post-Effective Amendment No. 19 to Registration Statement
   No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Filed with Post Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003. Including Powers of Attorney for Robert H. Benmosche, Curtis H. Barnette, Gerald Clark, John C. Danforth, Burton A. Dole, Jr., James R. Houghton, Harry R. Kamen, Helen L. Kaplan, Catherine R. Kinney, Charles M. Leighton, Stewart G. Nagler, Hugh B. Price, Kenton J. Sicchitano and William C. Steere Jr. As incorporated herein by reference.



3. Filed with Pre-Effective Amendment No.1 to Registration Statement Nos: 333-52366/811-4001 on August 3, 2001, as incorporated herein by reference.



4. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.


5. Filed with Post Effective Amendment No.8 to Registration Statement No. 333-83716/811-4001 for Metropolitan Separate Account E on Form N-4 on March 5, 2002 as incorporated herein by reference.



6. Filed with Post Effective Amendment No. 2 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2003. As incorporated herein by reference.


7.  Filed  with Post Effective Amendment No. 4 to Registration Statement Nos:
    333-69320/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 6, 2004, Powers of Attorney for John M. Keane, Joseph J. Procheska and William J. Wheeler. As incorporated herein by reference.


8.  To be filed by amendment.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                   PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
          NAME                        BUSINESS ADDRESS                 WITH DEPOSITOR
------------------------- ----------------------------------------  ---------------------
Robert H. Benmosche...... Chairman of the Board, President and      Chairman, President,
                          Chief Executive Officer, MetLife, Inc.    Chief Executive
                          and Metropolitan Life Insurance Company,  Officer and Director
                          One Madison Avenue,
                          New York, NY 10010.

Curtis H. Barnette....... Chairman Emeritus, Bethlehem Steel        Director
                          Corporation,
                          1170 Eighth Avenue,
                          Martin Tower 101,
                          Bethlehem, PA 18016-7699.

Gerald Clark............. Vice-Chairman of the Board                Vice-Chairman,
                          MetLife, Inc.                             and Director
                          and Metropolitan Life Insurance Company,
                          One Madison Avenue,
                          New York, NY 10010.

John C. Danforth......... Partner,                                  Director
                          Bryan Cave LLP,
                          One Metropolitan Square
                          211 North Broadway,
                          Suite 3600,
                          St. Louis, MO 63102.

Burton A. Dole, Jr....... Retired Chairman,                         Director
                          Nelleor Puritan Bennett,
                          P.O. Box 208
                          Pauma Valley, CA 92061.

James R. Houghton........ Chairman of the Board Emeritus            Director
                          Corning Incorporated,
                          One Riverfront Plaza,
                          MP HQE 2-6, Corning, NY 14831.

Harry P. Kamen........... Retired Chairman and Chief Executive      Director
                          Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, Suite 5700
                          New York, NY 10166.

                                   PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
          NAME                        BUSINESS ADDRESS                 WITH DEPOSITOR
          ----                     ----------------------           ---------------------
Helene L. Kaplan......... Of Counsel, Skadden, Arps, Slate,         Director
                          Meagher and Flom, LLP,
                          Four Times Square,
                          New York, NY 10036.

John M. Keane............ General (Retired),                        Director
                          United States Army,
                          2200 Wilson Blvd.,
                          Suite 102-542,
                          Arlington, VA 22201-3324


Catherine R. Kinney...... Co-Chief Operating Officer,               Director
                          President and Executive Vice Chairman
                          New York Stock Exchange, Inc.,
                          11 Wall Street, 6th Floor,
                          New York, NY 10005

Charles M. Leighton...... Retired Chairman of the Board and Chief   Director
                          Executive Officer,
                          CML Group, Inc.,
                          51 Vaughn Hill Road,
                          Bolton, MA 01720.

Sylvia M. Mathews........ Chief Operating Officer,                  Director
                          and Executive Director,
                          The Bill & Melinda Gates
                          Foundation,
                          1551 Eastlake Avenue East,
                          Seattle, WA 98102

Stewart G. Nagler........ Vice-Chairman of the Board,               Vice-Chairman,
                          MetLife, Inc.                             and Director
                          and Metropolitan Life Insurance Company,
                          One Madison Avenue,
                          New York, NY 10010.

John J. Phelan, Jr....... Former Chairman and                       Director
                          Chief Executive Officer,
                          New York Stock Exchange, Inc.,
                          108 Forest Avenue,
                          Locust Valley, NY 11560.

Hugh B. Price............ Of Counsel,                               Director
                          Piper Rudnick LLP,
                          1251 Avenue of the Americas,
                          New York, NY 10005.

Kenton J. Sicchitano..... Retired Global Managing Partner,          Director
                          Pricewaterhouse Coopers,
                          101 Jericho Road,
                          Weston, MA 02493.

William C. Steere, Jr.... Chairman of the Board,                     Director
                          Pfizer, Inc.,
                          235 East 42nd Street,
                          New York, NY 10016

     Set forth below is a list of the executive officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

       NAME OF OFFICER                  POSITION WITH METROPOLITAN LIFE
       ---------------                  -------------------------------

Robert H. Benmosche........... Chairman, Chief Executive Officer and Director
C. Robert Henrikson........... President, U.S. Insurance and Financial Services
William J. Toppeta............ President, International
Catherine A. Rein............. President and Chief Executive Officer of MetLife
                               Auto and Home
Lisa M. Weber................. Senior Executive Vice-President, Chief
                               Administrative Officer
Daniel J. Cavanagh............ Executive Vice-President
Jeffrey J. Hodgman............ Executive Vice-President
Leland C. Launer Jr........... Executive Vice-President and Chief Investing
                               Officer
James L. Lipscomb............. Executive Vice-President and General Counsel
Judy E. Weiss................. Executive Vice-President
William J. Wheeler............ Executive Vice-President and Chief Financial
                               Officer
Joseph A. Reali............... Senior Vice-President and Tax Director
John E. Welch................. Senior Vice-President and General Auditor
Joseph J. Prochaska........... Senior Vice President, Financial Operations and
                               Chief Accounting Officer
Anthony J. Williamson......... Senior Vice-President and Treasurer

Gwenn L. Carr................. Vice-President and Secretary


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife Inc. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACTOWNERS.


     As of February 29, 2004 Non-Qualified:
Qualified:


ITEM 28. INDEMNIFICATION

     UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, Subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and officers' liability policy with a limit of $300 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are also covered under the Financial Institutions Bond as well as under the directors' and officers' liability policy. A provision in Metropolitans by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter)
Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
The New England Variable Annuity (depositor)
New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)
                  (1)                                     (2)

     NAME OF PRINCIPAL UNDERWRITER           NET UNDERWRITING DISCOUNTS AND
  Metropolitan Life Insurance Company                 COMMISSIONS
                                                          N/A

                  (3)                                     (4)


     COMPENSATION ON REDEMPTION OR               BROKERAGE COMMISSIONS
              ANNUITIZATION
                                                          N/A


                  (5)

              COMPENSATION

        (Separate Account Charge)

Item 30. Location of Account and Records.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

Item 31. Management Services.

     Not Applicable

Item 32. Undertakings.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions form certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Deferred Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Deferred Annuity.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 17th day of February 2004.



                              Metropolitan Life Separate Account E
                              (Registrant)

                              By: Metropolitan Life Insurance Company
                              (Depositor)

                                               /s/ James L. Lipscomb
                              By: ______________________________________________
                                              (James L. Lipscomb)
                                       Executive Vice-President and General
                                                   Counsel

                              Metropolitan Life Insurance Company
                              (Depositor)

                                               /s/ James L. Lipscomb
                              By: ______________________________________________
                                              (James L. Lipscomb)
                                       Executive Vice-President and General
                                                    Counsel

                                   SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              Signature                          Title                    Date
              ---------                          -----                    ----

                 *                     Chairman, President, Chief
______________________________________  Executive Officer and
         Robert H. Benmosche            Director

                 *                     Vice Chairman, and Director
______________________________________
             Gerald Clark

                 *                     Vice Chairman, and Director
______________________________________
          Stewart G. Nagler

                 *                     Executive Vice President and
______________________________________  Chief Financial Officer
          William J. Wheeler

                 *                     Senior Vice President,
______________________________________ Financial Operations and
        Joseph J. Prochaska            Chief Accounting Officer

                 *                     Director
______________________________________
          Curtis H. Barnette

                 *                     Director
______________________________________
           John C. Danforth

                 *                     Director
______________________________________
         Burton A. Dole, Jr.

                 *                     Director
______________________________________
          James R. Houghton

                 *                     Director
______________________________________
           Harry P. Kamen

                 *                     Director
______________________________________
           Helene L. Kaplan

                 *                     Director
______________________________________
             John M. Keane

                 *                     Director
______________________________________
        Catherine R. Kinney

 /s/ Myra L. Saul, Esq.                                       February 17, 2004
*By: _________________________________
          Myra L. Saul, Esq.
           Attorney-in-Fact

              Signature                          Title                   Date
              ---------                          -----                   ----


______________________________________  Director
          Sylvia M. Mathews

                 *
______________________________________  Director
         Charles M. Leighton


______________________________________  Director
         John J. Phelan, Jr.

                 *
______________________________________  Director
           Hugh B. Price

                 *                      Director
______________________________________
       William C. Steere, Jr.


 /s/ Myra L. Saul, Esq.                                     February  17, 2004
*By: _________________________________
          Myra L. Saul, Esq.
           Attorney-in-Fact